UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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PayPal Holdings, Inc.

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2021 Notice of Annual Meeting of Stockholders and Proxy Statement

PayPal

Our Two-sided Platform Serves Merchants and Consumers

MERCHANTS	CONSUMERS
Power all aspects of digital checkout online, on mobile, and in store	Provide solutions to help people manage and move money both domestically and internationally
Offer access to seamless credit solutions to enable growth	Offer credit services that are accessible and cost effective
Help identify fraud and improve risk management	Facilitate simple, secure payments across devices
Offer tools and insights to attract new customers and increase sales	Deliver flexibility with payment options globally, across platforms and merchants

PayPal

Innovating at Scale in 2020

04.20
Paycheck Protection Program Participation

Stimulus Check Direct Deposit
04.20

05.20
QR Code Checkout

Buy Now, Pay Later
08.20

10.20
Venmo Credit Card

Crypto Buy, Hold, Sell
10.20

11.20
Xoom Direct Transfers to Bank Accounts and Debit Cards

Enhanced Giving Platform
11.20

Message from
Our President and CEO

Dear Colleagues, Customers, Partners and Stockholders:

2020 was a uniquely challenging and transformative year. The COVID-19 pandemic, which has already had far-reaching effects on almost every aspect of our lives and communities, will continue to impact millions across the globe for years to come. Underserved communities have been hit the hardest, and we all need to do our part to ensure an inclusive recovery. At PayPal, our mission to democratize financial services and advance the financial health of families, businesses and communities has never been more important. We are proud of the ways we have continued to live our values and make a meaningful difference for our customers and communities, while driving long-term, sustainable growth for our stockholders.

Since the onset of the pandemic, our top priority has been the health and well-being of our employees. We worked quickly to transition nearly 100% of our global workforce to work remotely in a safe and effective manner. We introduced new benefits and resources, and we pledged to continue paying employees unable to work because of the impacts of COVID-19. For our consumers and merchants, we provided relief from the pressures of the pandemic, mobilized to become one of the first non-bank lenders approved to provide access to Paycheck Protection Program (“PPP”) loans to small businesses in need, and enabled consumers to receive stimulus payments through their Venmo and PayPal accounts.

Last year also made clear that everyone has a responsibility to take action in support of racial equity and social justice. The pandemic has had a disproportionate effect on communities of color – as demonstrated by case numbers and mortality rates, as well as the devastating economic impact on Black-owned small businesses in particular. In alignment with our mission, vision and values, we made a $535 million commitment to do our part to address the economic underpinnings of these inequities and to help close the racial wealth gap. This will be a sustained area of focus for us. We will continue to fulfill our core value of inclusion by demonstrating our unwavering belief that Black lives matter, and by furthering our work to build more just communities and economies.

The pandemic has accelerated the global movement toward digital payments. It has unleashed a digital wave of change across almost all industries, advancing digital transformation by at least three to five years. The shift away from cash, already well underway before the pandemic began, has become even more apparent. This transition opens new opportunities to upgrade the current financial system to one that is fundamentally more affordable, efficient and inclusive.

This shift to the digital economy, combined with the quick and effective efforts of our teams to respond to the moment, and the strong foundation of customer and public trust in our platform and products, led to PayPal’s strongest year of performance. We delivered a record 73 million net new active accounts, reached 29 million merchant accounts on our platform and processed a record 15.4 billion payment transactions. We achieved new heights in product innovation, launching the Venmo credit card and driving wide adoption of our QR codes and Global Pay Later solutions, like Pay in 4. And we expanded our digital wallet capabilities by enabling U.S. customers to buy, sell and hold select cryptocurrencies through their PayPal account.

The Future of Digital Payments

We have made great strides since becoming a publicly-traded company, but the coming years hold even greater promise. We have solidified our role as an essential company in the financial lives of our customers and we will continue to build on that foundation. The opportunity ahead is enormous, and PayPal is well-positioned to play a leading role in driving the future of digital payments and commerce.

We see five key trends emerging that will change how people and businesses connect, and we believe we are uniquely positioned to drive these trends going forward:

Digital-First
The new digital-first paradigm will change the way people live, work, play and pay. The lines between physical and digital are disappearing, and this will fundamentally change how business is conducted. Digital will be the primary method of customer engagement.

Home Delivery/Store Pickup Retail strategy is shifting away from physical storefronts to optimizing for home delivery and store pick-up. Consumers are prioritizing safety and convenience.

Digital Wallets
Digital wallets will create a connected ecosystem and a simple way to enable, pay and track transactions across all touchpoints. As separate apps become one, platforms can more effectively personalize recommendations and safeguard data.

E-commerce
As consumers move away from in-store purchasing, commerce will be done in new spaces. There will be more ways to meet consumers where they are – including tailored offers, universal checkout, and increased importance of platforms like Honey that will enable merchants to tap into demand.

Digital Currencies
Finally, a new cashless financial system is emerging. Digital currencies will increasingly be developed by central banks and adopted by consumers. This technology can help address fundamental problems in the current system, but will also require deep public-private collaboration.

We are building a digital wallet for consumers and commerce platform for merchants, designed to directly address and help shape these trends, while keeping our customers and their security at the forefront. Our digital wallet will integrate payments, financial services, shopping tools and digital IDs, and will work seamlessly both online and offline. And our PayPal Commerce Platform will enable merchants of all sizes to embrace a digital-first strategy. For our small business customers, who are so essential to our local communities, it is imperative that they not only survive the transition to the digital economy, but thrive in it. We cannot – and we will not – leave them behind. We aim to serve as a strategic partner to our merchants to help enable them to adapt to this new context, and to contribute to the development of a more inclusive economy for our customers and communities.

Driving Responsible Innovation

We are working to lead a responsible transition to the digital economy, but we also know that no single company, organization or institution can do it all alone. It will require cooperation and collective action among all stakeholders, above and beyond the current level of engagement. The world has changed and our challenges and opportunities have changed as well. We need a greater level of collaboration between the public and private sectors to serve our shared constituencies, achieve systemic impact and build new frameworks for the future. Corporations should increasingly consider and commit to a multi-stakeholder approach, focusing on delivering shared value across all key stakeholders, including employees, stockholders, customers, local communities and those in the public sector.

We take a transparent and collaborative approach to our regulatory relationships and share a commitment to protecting our customers, their data and our platform. We will continue to focus on building and sustaining trusted relationships at all levels to scale our innovation in a responsible manner. We always strive to meet or exceed the letter and spirit of the laws of the countries in which we do business through continuous focus and significant investment in our compliance programs, platforms and practices.

We have invested in building a world-class compliance and risk management team and compliance structure that enables us to work closely with regulators and governments. Since we became an independent public company, this function has grown to almost 4,000 people, enabling us to take a leading role in creating meaningful partnerships between the private, public and non-profit sectors. We have developed expertise in detecting bad actors on our platform and have become a notable leader in the fight against financial crime. This investment is a key differentiator for PayPal and will help ensure we identify and advance areas of mutual interest for our shared constituencies.

Fulfilling Our Mission, Vision and Values

For many years, conventional wisdom posed a false choice: that a business could either be profitable or do good in the world. Today, it is clear that purpose is not just a “nice to have,” but is essential to long-term, sustainable business performance. For PayPal, purpose is integral to our strategy and our competitive advantage. The expectation that businesses drive positive social and environmental change is greater than ever, and this past year has demonstrated the critical role the private sector has to play in building and leading an inclusive recovery.

At PayPal, everything we do is driven by our mission, vision and values. In 2019, we launched our Employee Financial Wellness initiative to help strengthen the financial security of our employees. This initiative served to support our employees as they managed the unexpected challenges of the pandemic. Over the last year, we have significantly improved the PayPal-defined estimated net disposable income (or the discretionary income remaining for our employees after taxes and typical living expenses are paid) for hourly and entry-level employees, and we have made significant progress against our 20% goal. We are also leading a new coalition with JUST Capital to encourage other business leaders to make the financial wellness of their employees a strategic priority.

We continue to build new partnerships to support underserved and underrepresented communities. Earlier this year, we made a $5 million commitment to join Uber in a coalition to provide free or discounted rides to vaccination sites in the U.S. In February, we joined the UN Generation Equality Forum as the private sector leader for the Economic Justice and Rights Coalition. Through this initiative, we will help catalyze the movement for the next stage of impact on gender equality.

We will also continue to fulfill the commitments we made through our $535 million initiative to advance racial equity and social justice. As highlighted below, we have already made significant progress in allocating these funds and we will continue to seek out new opportunities for impact. Last month, we announced the establishment of the Maggie Lena Walker Award, which will recognize and promote the achievements of underrepresented women in business who have demonstrated a deep commitment to economically empowering those in their communities. It is critical that the private sector continue to apply a long-term focus on this important area, and that we collectively build upon the efforts from the past year to truly address systemic racism and injustice.

Our upcoming Global Impact Report will showcase these efforts and many more of our social innovation and ESG priorities, including our science-based target to reach net-zero emissions by 2040, in greater detail.

Our Efforts to Support Black Businesses, Advance Economic Equality and Strengthen Our Communities

As of February 2021, more than $300 million of the $535 million PayPal committed has already been deployed. These funds have provided immediate financial relief to small businesses and will also sustain the long-term growth and expansion of economic opportunity for Black and underrepresented businesses and communities.

•	After receiving nearly 55,000 applicants within 72 hours of our Empowerment Grant program launch, we have distributed $15 million in grants to nearly 1,400 Black-owned businesses in partnership with the Association for Enterprise Opportunity. The impact of these grants is best described by a selection of business owners themselves:

Bridgett Jeffries, owner of dog daycare Café Wakefern, shared how her grant helped keep her business afloat in the midst of COVID-19 lockdowns.

Cameron Kirkland, photographer and owner of Cam Kirk Studios in Atlanta, utilized his grant to reopen the studio, enabling local artists to have a space for their creative work.

Jeanette Bolden-Pickens reopened her family-owned business, 27th Street Bakery in Los Angeles, and was able to replace a broken pie press with her grant.

•	In a time when many nonprofits are struggling to survive, we have distributed $5 million in grants to 20 leading nonprofit community partners across the U.S. that support and empower Black-owned businesses and help provide on-the-ground support.

•	To address the inequality in startup fundraising, we invested $63 million in nine early-stage Black and Latinx-led venture capital funds. We are also offering a three-month fellowship to a Black or Latinx graduate student each semester, through which the PayPal Ventures team will provide training and mentoring.

•	We contributed $50 million to the Local Initiatives Support Corporation for the Black Economic Development Fund, which will be distributed as capital for financial assistance for those recovering from the pandemic. PayPal’s investment was the largest single investment in the fund yet.

•	We deposited $50 million in Optus Bank, which has worked to dismantle structural racism by providing equal access to financial services and asset building.

•	As we work to deploy the remaining funds, we have moved $150 million to an underrepresented minority share class of Northern Trust Institutional Government Fund as an interim step.

•	We directed $15 million to strengthen Diversity, Inclusion, Equity and Belonging at PayPal through expanded Employee Resource Group programming; deeper talent partnerships to support recruiting, hiring and career advancement of underrepresented employees; and new research to inform public policy related to racial equity issues.

Looking Ahead

PayPal’s impact will continue to grow as we work to build an inclusive recovery – partnering across our ecosystem and with our regulators, and ensuring that all people and businesses can participate and thrive in the digital economy. Our purpose as a company will always be an important part of how we serve all of our stakeholders. By continuing to deliver both profit and purpose to meet the evolving needs of our customers, I am confident we will build long-term value for our stockholders.

We have never been more essential in the financial lives of our customers, and we have never had a greater opportunity to make a real difference. We live in a rapidly changing world and we cannot leave anyone behind. I hope you will join us in the effort to shape an inclusive and equitable economy.

Thank you.

Dan Schulman

President and CEO

PayPal Holdings, Inc.

Message from
Our Independent Board Chair

Dear PayPal Stockholders,

2020 was a historic year for PayPal in a variety of meaningful ways. Amidst the challenges presented by the COVID-19 pandemic, we continued to execute on our strategic initiatives, deliver long-term, sustainable value to our stockholders and support our employees, customers and communities. Our strong corporate governance framework continued to provide the foundation for our Board composition and diversity, expansion of our environmental and social impact programs and enhanced engagement with our stockholders.

Board Composition and Diversity. We are proud to have a dynamic, effective and diverse Board with the right mix of skills, experiences and backgrounds for PayPal. Forty-five percent of Board members standing for re-election are women or from a diverse ethnic group. In addition, we have a strong commitment to diversity and inclusion at every level of PayPal starting with our Board and extending to our executive leadership team, 50% of whom are women and/or from diverse ethnic groups.

Environmental, Social and Governance. We are committed to responsibly managing our key environmental, social and governance (“ESG”) opportunities and risks in a manner consistent with our mission and vision to democratize financial services. Our Board recognizes the importance of effective risk oversight and risk management, including with respect to cybersecurity, information security and privacy-related risks, as well as other ESG topics, and we devote significant time and attention to oversight of these risks.

Human Capital Management. We appreciate that PayPal is heavily dependent on our people and recognizes the fundamental importance of attracting, retaining and developing top global talent. Our Board is updated on a regular basis on the company’s initiatives, actions and accomplishments relating to its human capital management strategy. In light of the increased focus on this topic, the Compensation Committee clarified its oversight of human capital management in its committee charter.

Stockholder Engagement. Proactive engagement with our stockholders is an essential part of our Board’s commitment to robust governance. Our year-round stockholder engagement program and regular discussions with our stockholders on topics including operating performance, corporate governance and environmental and social issues provide valuable insights into emerging issues and feedback on our efforts. In 2020, we contacted investors representing approximately 63% of our common stock, and holders of approximately 31% of our common stock responded and engaged with us.

Please Join Us at Our 2021 Annual Meeting. I look forward to discussing these developments further with you at the 2021 Annual Meeting, which will again be held via live webcast at www.virtualshareholdermeeting.com/PYPL2021.

On behalf of the Board, thank you for your investment in PayPal.

Sincerely yours,

John J. Donahoe

Independent Board Chair

April 13, 2021

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Notice of 2021 Annual Meeting of Stockholders

Wednesday, May 26, 2021

8:00 a.m. Pacific Time

Online at: www.virtualshareholdermeeting.com/PYPL2021

There is no physical location for the 2021 Annual Meeting.

ITEMS OF BUSINESS

1.	Election of the 11 director nominees named in this proxy statement.
2.	Advisory vote to approve named executive officer compensation.
3.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor for 2021.
4.	Consideration of two stockholder proposals, if properly presented at the Annual Meeting.
5.	Such other business as may properly come before the Annual Meeting.

RECORD DATE

Tuesday, March 30, 2021 (the “Record Date”)

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

PARTICIPATION IN VIRTUAL MEETING

We are pleased to invite you to participate in our Annual Meeting, which will be conducted exclusively online at www.virtualshareholdermeeting.com/PYPL2021. Please see “Important Information About PayPal’s Virtual Annual Meeting” on the following page for additional information.

The Annual Meeting will begin promptly at 8:00 a.m. Pacific Time. The virtual meeting room will open at 7:45 a.m. Pacific Time for registration.

VOTING

Your vote is very important to us. Please act as soon as possible to vote your shares, even if you plan to participate in the Annual Meeting. For specific instructions on how to vote your shares, please see “Frequently Asked Questions – Voting Information” beginning on page 78 of this proxy statement.

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF THREE WAYS:

INTERNET Visit the website on your proxy card	BY TELEPHONE Call the telephone number on your proxy card	BY MAIL Sign, date and return your proxy card in the enclosed envelope

Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

By Order of the Board of Directors

Brian Y. Yamasaki

Corporate Secretary

April 13, 2021

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about April 13, 2021.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 26, 2021

This proxy statement and PayPal Holdings, Inc.’s 2020 Annual Report are available electronically at

https://investor.pypl.com/financials/annual-reports/default.aspx and (with your 16-digit control number) at www.proxyvote.com

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Important Information About PayPal’s Virtual Annual Meeting

PayPal’s 2021 Annual Meeting will be conducted online only, via live video webcast. Stockholders will be able to access the meeting live by visiting www.virtualshareholdermeeting.com/PYPL2021. We have adopted a virtual meeting format to broaden stockholder access and encourage participation and communication with our management.

We have conducted efficient and effective virtual meetings since PayPal became an independent company in 2015. We intend to continue to ensure that our stockholders are afforded the same rights and opportunities to participate virtually as they would at an in-person meeting. We believe the virtual format makes it easier for stockholders to attend, and participate fully and equally in, the Annual Meeting because they can join with any Internet-connected device from any location around the world at no cost. Our virtual meeting format helps us engage with all stockholders – regardless of size, resources or physical location, protects the health and safety of attendees, saves the Company’s and stockholders’ time and money and reduces our environmental impact.

Participating in the Virtual Annual Meeting

•	Instructions on how to attend the virtual Annual Meeting are posted at www.virtualshareholdermeeting.com/PYPL2021.
•	You may log in to the meeting platform beginning at 7:45 a.m. Pacific Time on May 26, 2021. The meeting will begin promptly at 8:00 a.m. Pacific Time.
•	You will need the 16-digit control number provided in your proxy materials to attend the virtual Annual Meeting and listen live at www.virtualshareholdermeeting.com/PYPL2021.
•	Stockholders of record and beneficial owners as of the March 30, 2021 Record Date may vote their shares electronically during the virtual Annual Meeting.
•	On the date of the Annual Meeting, if you have questions about how to attend and participate, or you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call 1-844-986-0822 (US) or 1-303-562-9302 (International).

Additional Information About the Virtual Annual Meeting

•	Stockholders may submit questions in advance of the meeting at www.proxyvote.com before 8:59 p.m. Pacific Time on May 25, 2021 or during the live meeting at www.virtualshareholdermeeting.com/PYPL2021.
•	During the meeting’s live Q&A session, members of our senior management team and our Board Chair will answer questions (including those submitted in advance) as time permits.
•	Our rules of conduct and procedure for the meeting generally provide that:
•	Management will answer stockholder questions after the formal meeting has concluded.
•	We limit each stockholder to one question so we can answer questions from as many stockholders as possible. Questions should be succinct and cover only one topic per question. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together. In addition, questions may be edited for brevity and grammatical corrections.
•	We do not intend to address any questions that are, among other things: irrelevant to the business of the Company or to the business of the Annual Meeting; related to material non-public information of the Company; related to personal matters or grievances; derogatory or otherwise in bad taste; repetitious statements already made by another stockholder; in furtherance of the stockholder’s personal or business interests; or out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Board Chair or Corporate Secretary in their reasonable discretion.
•	If there are matters of individual concern to a stockholder (rather than of general concern to all stockholders), or if we are not able to answer all the questions posed, stockholders may contact us separately after the meeting through our Investor Relations department by email at investorrelations@paypal.com.
•	We will post our Q&A on our Investor Relations website as soon as practicable after the Annual Meeting. In addition, a replay of the meeting will be publicly available on our Investor Relations website after the meeting concludes.

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Proxy Statement Summary

This summary highlights certain information contained elsewhere in this proxy statement for the 2021 Annual Meeting of Stockholders (the “Annual Meeting”). This summary does not contain all the information that you should consider, and you should read the entire proxy statement carefully before voting.

2021 Annual Meeting Information

TIME AND DATE 8:00 a.m. Pacific Time on May 26, 2021	PLACE Online at www.virtualshareholdermeeting.com/PYPL2021. There is no physical location for the Annual Meeting.	RECORD DATE March 30, 2021

Proposals to be Voted on and Board Voting Recommendations

Proposal		Recommendation of the Board	Page
1	Election of 11 director nominees named in this proxy statement	FOR each of the nominees	10
2	Advisory vote to approve named executive officer compensation	FOR	41
3	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor for 2021	FOR	67
4	Vote on Stockholder Proposal – Stockholder Right to Act by Written Consent	AGAINST	70
5	Vote on Stockholder Proposal – Assessing Inclusion in the Workplace	AGAINST	73

Our 2020 Key Highlights

2020 was a historic year for PayPal. The COVID-19 pandemic presented unprecedented global challenges and increased the urgency across our organization to serve our employees, customers and communities in new and innovative ways.

Actions We Took in Response to COVID-19

As a purpose-driven company, our beliefs are the foundation for how we conduct business – our values of collaboration, inclusion, innovation and wellness drive us each day. This was never more evident than in 2020, as we navigated the widespread impact of the COVID-19 pandemic. We focused on utilizing our platform, resources and leadership to support our employees, customers and communities through a dynamically changing and uncertain environment.

Throughout the pandemic, we have prioritized the safety, security and well-being of our workforce. We mobilized nearly 100% of our global workforce to remote work or flexible work arrangements, and strengthened programs focused on employee wellness, including our crisis leave program and employee assistance program.

We also worked actively to help our customers and communities to navigate the challenges. We offered flexibility to our small business merchants by allowing the deferral of payments on their business loans and waived chargeback and instant fund transfer fees, among other actions. We worked with the U.S. Small Business Administration (“SBA”) to provide small businesses with access to more than $2 billion in loans in 2020 through the Paycheck Protection Program (“PPP”), with an average loan size of $28,000. We supported U.S. Treasury with stimulus check distribution through direct deposit into PayPal and Venmo accounts. We also raised over $17 billion through the PayPal Giving Platform, PayPal’s COVID-19 fundraising campaign, employee giving campaigns and other initiatives.

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Our Commitment to Address Racial and Economic Inequality

PayPal has made a $535 million commitment to support Black and underserved businesses and communities in the U.S., especially those hit hardest by the pandemic, to help address economic inequality and to bolster our internal programs to further increase diversity, inclusion and equity. We earmarked $15 million to support internal employee programs and thought leadership, including dedicated resources for our eight employee resource groups and new partnerships to expand our talent pipeline. We also expanded our enterprise-wide focus on diversity and inclusion to more formally include equity and belonging (which we now refer to as diversity, inclusion, equity and belonging (“DIE&B”)).

A Record Year for Financial and Operational Performance

In 2020, we achieved record financial and operational performance across key performance metrics, including net new active accounts, total payment volume, revenue, non-GAAP Operating Margin and Free Cash Flow. Our revenue increased to over $21 billion. We added more than 72 million net new active accounts, ending the year with 377 million active consumer and merchant accounts. Our total payment volume increased to $936 billion and customer engagement grew to an average of 40.9 transactions per active account as we continued to scale our acceptance worldwide.

The strong secular trends of increasing e-commerce penetration and cash displacement accelerated, contributing to our record results. In addition, we innovated at scale, introducing more products and services in 2020 than we have in any year in our history. For example, we enabled U.S. customers to buy, hold and sell cryptocurrency directly from their PayPal accounts, launched short-term installment credit products and deployed QR code functionality in 28 markets globally to provide customers with a touch-free way to buy and sell in person, safely and securely.

1	Non-GAAP Operating Margin and Free Cash Flow are not financial measures prepared in accordance with generally accepted accounting principles (“GAAP”). For information on how we compute these non-GAAP financial measures and a reconciliation to the most directly comparable financial measures prepared in accordance with GAAP, please refer to “Appendix A – Reconciliation of Non-GAAP Financial Measures” in this proxy statement.
2	Free Cash Flow for 2018 reflects the impact of held for sale accounting treatment in connection with the sale of the Company’s U.S. consumer credit receivables portfolio, which increased Free Cash Flow for 2018 by approximately $1.4 billion. Normalizing for this impact, Free Cash Flow for 2018 would have been approximately $3.3 billion.

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Sustainable Stockholder Value Creation

The success of PayPal’s approach to stockholder value creation under Mr. Schulman’s leadership is evident in our delivery of long-term returns to our stockholders. Our three-year total stockholder return* was 218%, and our one-year total stockholder return** was 117%.

*	Measured from December 29, 2017 to December 31, 2020
**	Measured from December 31, 2019 to December 31, 2020

To learn more about how our 2020 performance relates to our executive compensation program, see the Compensation Discussion and Analysis beginning on page 42.

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2021 Director Nominees

We introduce our 2021 director nominees below. All the nominees are independent except Mr. Schulman, PayPal’s President and CEO.

					Director		Other Public Company	Committee Memberships
Directors		Occupation	Diversity	Age	Since	Independent	Boards	ARC	COMP	GOV
	Rodney C. Adkins	President, 3RAM Group LLC	D	62	2017		3
	Jonathan Christodoro	Partner, Patriot Global Management, L.P.		44	2015		3
	John J. Donahoe	President and CEO, Nike, Inc.		60	2015		1
	David W. Dorman	Non-Executive Board Chair of CVS Health Corporation		67	2015		2
	Belinda J. Johnson	Former Chief Operating Officer, Airbnb, Inc.	W	54	2017		1
	Gail J. McGovern	President and CEO, American Red Cross	W	69	2015		1
	Deborah M. Messemer	Former Major Market Managing Partner, KPMG (retired)	W	63	2019		1
	David M. Moffett	Former CEO, Federal Home Loan Mortgage Corp. (retired)		69	2015		2
	Ann M. Sarnoff	Board Chair and CEO, WarnerMedia Studios & Networks Group	W	59	2017		0
	Daniel H. Schulman	President and CEO, PayPal Holdings, Inc.		63	2015		1
	Frank D. Yeary	Managing Member, Darwin Capital Advisors, LLC		57	2015		1

 Independent Board Chair  Committee Chair

ARC = Audit, Risk and Compliance Committee

Comp = Compensation Committee

Gov = Corporate Governance and Nominating Committee

W = Woman

D = Diverse Ethnic Group

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The Board and the Corporate Governance and Nominating Committee are committed to ensuring that the Board of Directors is composed of individuals who have highly relevant skills, professional experience and backgrounds, bring diverse viewpoints and perspectives and effectively represent the long-term interests of stockholders. The following provides a snapshot of the diversity, skills and experience of our director nominees. For more information about our Board members, please see “Director Experience, Expertise and Attributes” beginning on page 11 of this proxy statement.

Corporate Governance Highlights

Corporate governance at PayPal is designed to promote the long-term interests of our stockholders, strengthen Board and management accountability, foster responsible decision-making, engender public trust and demonstrate PayPal’s commitment to transparency, accountability, independence and diversity.

•   10 of 11 director nominees are independent

•   Independent Board Chair with robust responsibilities

•   Majority vote standard for uncontested director elections

•   Stockholder right to call a special meeting

•   Simple majority vote standard for charter/bylaw amendments and mergers/business combinations

•   Diverse board in which 5 of 11 director nominees are women or from a diverse ethnic group

•   Director service on no more than four public company boards, including the PayPal Board

•   Governance Guidelines revised to include sexual orientation, ethnicity, nationality and cultural background in the list of diverse characteristics considered in assessing Board composition

•   Committed to actively seeking highly-qualified women and individuals from underrepresented communities to include in the initial pool from which Board nominees are chosen

•   Regular review of Board and executive succession planning

•   All directors stand for annual election

•   Strong stockholder engagement practices

•   Proxy access for qualifying stockholders

•   Robust stock ownership requirements for our executive officers and directors

•   Annual Global Impact Report disclosing our performance, progress and strategy on key ESG (environmental, social and governance) topics

•   Annual performance self-evaluations by the full Board and each committee

To learn more about our corporate governance practices and policies, see page 19.

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Executive Compensation Highlights

The Compensation Committee has designed our executive compensation program to support PayPal’s growth strategy. The Compensation Committee believes that long-term incentives in the form of equity awards should make up the majority of our named executive officers’ (“NEOs”) target total direct compensation opportunity because such awards align pay and performance and the interests of our executives with those of our stockholders.

The following charts show the 2020 Target Total Direct Compensation mix for our CEO, Mr. Schulman, and the average 2020 Target Total Direct Compensation mix for our other NEOs. To learn more about our executive compensation program, see the Compensation Discussion and Analysis beginning on page 42.

*	Target Total Direct Compensation is the sum of (i) 2020 base salary, (ii) target 2020 annual incentive award (based on the grant date fair value for the portion of the award delivered as PBRSUs), and (iii) target annual long-term incentive award (based on the grant date fair value).

 • 2021 Proxy Statement     8

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ESG Highlights

PayPal recognizes the importance as a global citizen to operate in a responsible and sustainable manner aligned with our mission to build a more financially inclusive and interconnected global economy. The management of key non-financial risks and opportunities is essential to our strategy and long-term performance. To that end, our environmental, social and governance (“ESG”) strategy is centered on four primary focus areas.

SOCIAL INNOVATION, OR HOW WE PURSUE A MORE INCLUSIVE GLOBAL ECONOMY	EMPLOYEES AND CULTURE, OR HOW WE LIVE OUR CORE VALUES THROUGHOUT OUR WORKFORCE	ENVIRONMENTAL SUSTAINABILITY, OR HOW WE RESPONSIBLY ADVANCE SUSTAINABLE BUSINESS PRACTICES	RESPONSIBLE BUSINESS PRACTICES, OR HOW WE OPERATE OUR BUSINESS IN AN ETHICAL MANNER
This category includes our annual reporting on social impact metrics, product and service enhancements, research and thought leadership and partnerships to promote economic empowerment, improve financial health and power charitable giving.	This category includes designing and executing an effective human capital management strategy to support the recruitment, retention, development and wellness of our workforce, implementing measurable diversity and inclusion initiatives and metrics that demonstrate our commitment to equity and creating innovative employee experiences and opportunities to support our global communities.	This category includes addressing climate change, promoting renewable energy use, mobilizing on environmental action and driving environmental innovation across our products, services and value chain.	This category includes establishing policies and practices to safeguard trust, ensuring ethical and compliant business operations and securing and protecting customer information.

For more information on our ESG strategy and program, see “ESG Oversight and Highlights” beginning on page 32, and our most recent Global Impact Report, which is available on our website at https://investor.pypl.com/esg-strategy/default.aspx.

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PROPOSAL 1:

Election of Directors

Based upon a review of their skills, qualifications, expertise and characteristics, our Board has nominated all of our current directors for election at the Annual Meeting, to serve until our 2022 Annual Meeting of Stockholders and until their successors are elected and qualified. Each director nominee is independent except Mr. Schulman, our President and CEO.

We expect that each director nominee will be able to serve if elected. If any director nominee is unable or unwilling to serve at the time of the Annual Meeting, the present Board may identify a substitute nominee to fill the vacancy, reduce the size of the Board, or leave a vacancy to fill at a later date.

Directors must be elected by a majority of the votes cast in uncontested elections. This means that the number of votes cast “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee. (For more information, please see “Frequently Asked Questions – Voting Information” on page 78) Each director has submitted an advance, contingent, irrevocable resignation that the Board may accept if stockholders do not re-elect that director. After the certification of any such stockholder vote, the Corporate Governance and Nominating Committee (the “Governance Committee”) or a committee composed solely of independent directors that does not include the director who was not re-elected would determine whether to accept the director’s resignation. We will publicly disclose any such decision and the rationale behind it.

Director Nominees

The Governance Committee is responsible for recommending to the Board the qualifications for Board membership and for identifying, assessing and recommending qualified director candidates for the Board’s consideration. The Board’s membership qualifications and nomination procedures are set forth in our Corporate Governance Guidelines. Nominees may be suggested by directors, management, stockholders or by a third-party firm.

The Governance Committee and the Board have evaluated each of the director nominees and concluded that it is in the best interests of the Company and its stockholders for each of these individuals to continue to serve as a director. The Board believes that each director nominee has a strong track record of being a responsible steward of stockholders’ interests and brings extraordinarily valuable insight, perspective and expertise to the Board.

To ensure that the Board continues to evolve and be refreshed in a manner that serves the changing business and strategic needs of the Company, the Governance Committee annually reviews with the Board the applicable skills, qualifications, expertise and characteristics of Board nominees in the context of the current Board composition and Company circumstances. The Governance Committee evaluates whether each director demonstrates several key attributes and provides significant and meaningful contributions to the Board. These factors include:

•	Highly relevant professional experience in payments, financial services, financial technology (“FinTech”), technology, innovation, global business, business development, strategy, legal, regulatory, government, cybersecurity, information security, finance, accounting, consumer, sales, marketing, brand management and/or human capital management;
•	Relevant senior leadership/CEO experience;
•	Experience and expertise that complement the skill sets of the other director nominees;
•	High degree of character and integrity and ability to contribute to strong Board dynamics;
•	Highly engaged and able to commit the time and resources needed to provide active oversight of PayPal and its management;
•	Sound business judgment; and
•	Commitment to enhancing stockholder value.

In addition, the Governance Committee considers whether each director contributes to the Board’s diversity in terms of gender, sexual orientation, race, ethnicity, nationality, cultural background and age.

Focus on Board Refreshment and Diversity

The Governance Committee values diversity as a factor in selecting nominees. When searching for new directors, the Governance Committee actively seeks out highly-qualified women and individuals from underrepresented communities to include in the initial pool from which Board nominees are chosen. In keeping with this commitment to diversity and inclusion our eleven director nominees include four people who self-identify as women and one person who self-identifies as African American.

Our active Board refreshment process has resulted in a strong mix of diversity and independence, which contributes to effective oversight of management and the Company. Since 2016, we have added four diverse directors to the Board, with a strong mix of skills, qualifications, backgrounds and experience.

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Director Experience, Expertise and Attributes

Our 2021 Board skills matrix shows that our Board reflects a balanced mix of the core skills, expertise and attributes that we consider most relevant in light of our current business strategy and structure. For more information on the qualifications that each director nominee brings to our Board, please see the nominee biographies beginning on page 13.

BOARD SKILLS MATRIX
Experience, Expertise and Attributes
Payments, Financial Services and FinTech This experience is critical to oversight of PayPal’s business and strategy in these complex and dynamic industries.

Technology and Innovation

Because PayPal is a technology platform and digital payments company, we look for directors with a background in developing technology businesses, anticipating technological trends and driving innovation and product development.

Global Business

An understanding of diverse business environments, economic conditions, cultures and regulatory frameworks is relevant to PayPal as a global business operating in over 200 markets around the world.

Senior Leadership

Significant senior leadership and/or CEO experience, with a practical understanding of organizations, processes, strategic planning and risk management to assess, develop and implement our business strategy and operating plan.

Business Development and Strategy

This experience is relevant in helping PayPal to grow its business, expand its value proposition and assess whether potential targets and partners are a good strategic and culture fit.

Legal / Regulatory / Governmental

Knowledge and experience with legal and regulatory issues, compliance obligations and governmental policies is relevant because we operate globally in a rapidly evolving legal and regulatory environment.

Cybersecurity / Information Security

This experience is vital to protecting PayPal’s technology infrastructure and payments platform, maintaining the trust of our customers and keeping customer information secure.

Finance / Accounting This experience is relevant to the oversight of PayPal’s capital structure, financing and investing activities, as well as our financial reporting and internal controls.

Consumer / Sales / Marketing / Brand Management

Experience in developing strategies to grow sales and market share, build brand awareness and overall preference among customers and enhance PayPal’s reputation is relevant to the growth of our business.

Human Capital Management

This experience is vital to ensuring that PayPal attracts, motivates, develops and retains qualified personnel, and fosters a corporate culture that encourages and promotes accountability, performance and diversity, inclusion, equity and belonging.

Other Public Company Board Service

Service on a public company board provides insights about ensuring strong board and management accountability, protecting stockholder interests and observing appropriate governance practices.

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Stockholder Recommendations and Nominations

Stockholders who would like the Governance Committee to consider their recommendations for director nominees should submit their recommendations in writing by mail to the Governance Committee in care of our Corporate Secretary at PayPal Holdings, Inc., 2211 North First Street, San Jose, California 95131, stating the candidate’s name and qualifications for Board membership. Any such recommendation by a stockholder will receive the same consideration by the Governance Committee as other suggested nominees.

In addition, our Restated Certificate of Incorporation and Bylaws provide proxy access rights that permit eligible stockholders to nominate candidates for election to the Board in the Company’s proxy statement. These proxy access rights permit a stockholder, or group of up to 20 stockholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials director nominees constituting up to 20% of the Board, provided that the stockholder(s) and nominee(s) satisfy the requirements and procedures described in our Restated Certificate of Incorporation and Bylaws.

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Director Biographies

Age 62

Director since:

September 2017

INDEPENDENT

Board Committees:

•

Audit, Risk and Compliance

•

Governance

Other Public Company

Boards:

•

Avnet, Inc. (Chair)

•

United Parcel Service, Inc.

•

W.W. Grainger, Inc.

Former Public

Company Boards:

•

PPL Corporation (August 2014 to May 2019)

RODNEY C. ADKINS

President of 3RAM Group LLC

Experience, Skills and Qualifications of Particular Relevance to PayPal:

•

Extensive experience in the technology industry, including emerging technologies, strategy, global business operations, innovation, product development and brand management

•

Significant experience in corporate finance, financial statements and accounting

•

In-depth expertise in corporate governance matters as a Board member of other public companies

•

Expertise in supply chain, procurement and global trade

Key Qualifications and Experience:

•

Technology and Innovation

•

Global Business

•

Senior Leadership

•

Business Development and Strategy

•

Regulatory and Governmental

•

Cybersecurity/Information Security

•

Finance

•

Consumer, Sales, Marketing and Brand Management

•

Human Capital Management

•

Other Public Company Board Service

Biography:

•

President of 3RAM Group LLC, a privately held company specializing in capital investments, business consulting services and property management, since January 2015.

•

Spent over 30 years at International Business Machines Corporation (IBM) in various development and management roles, including Senior Vice President of Corporate Strategy from April 2013 to April 2014, Senior Vice President of Systems and Technology Group from October 2009 to April 2013, Senior Vice President of Development & Manufacturing from May 2007 to October 2009, and Vice President of Development of IBM Systems and Technology Group from December 2003 to May 2007.

Age 44

Director since:

July 2015

INDEPENDENT

Board Committees:

•

Compensation

•

Governance

Other Public Company Boards:

•

Pioneer Merger Corp.

•

Sandridge Energy, Inc.

•

Xerox Corporation

Former Public Company Boards:

•

Enzon Pharmaceuticals, Inc. (October 2013 to August 2020)

•

Herbalife Ltd. (April 2013 to January 2021)

•

Lyft, Inc. (May 2015 to March 2019)

JONATHAN CHRISTODORO

Partner at Patriot Global Management, L.P.

Experience, Skills and Qualifications of Particular Relevance to PayPal:

•

Extensive financial, strategic planning and investment banking experience advising public companies, including at the board level

•

Significant experience in identifying and evaluating M&A and investment opportunities and portfolio companies across a range of industries, including technology

Key Qualifications and Experience:

•

Financial Services

•

Technology and Innovation

•

Global Business

•

Senior Leadership

•

Business Development and Strategy

•

Regulatory and Compliance

•

Finance

•

Other Public Company Board Service

Biography:

•

Partner at Patriot Global Management, L.P., an investment management firm, since March 2019.

•

Managing Director of Icahn Capital LP, the entity through which Carl C. Icahn manages investment funds, from July 2012 to February 2017.

•

Served in various investment and research roles from, March 2007 to July 2012.

•

Began his career as an investment banking analyst at Morgan Stanley, where he focused on merger and acquisition transactions across a variety of industries.

•

Served in the United States Marine Corps.

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Age 60

Director since:

July 2015

INDEPENDENT

Board Chair

Board Committees:

•

None

Other Public Company Boards:

•

Nike, Inc.

Former Public Company Boards:

•

ServiceNow, Inc. (April 2017 to June 2020)

•

eBay Inc. (January 2008 to July 2015)

JOHN J. DONAHOE

President and Chief Executive Officer of Nike, Inc.

Experience, Skills and Qualifications of Particular Relevance to PayPal:

•

Extensive industry experience and deep knowledge of PayPal’s operations through his former role as director, President and Chief Executive Officer of eBay Inc.

•

Expertise in commerce, technology, global strategy, operations and executive leadership

•

Extensive track record of creating value, driving innovation and scaling large technology companies

Key Qualifications and Experience:

•

Payments and FinTech

•

Technology and Innovation

•

Global Business

•

CEO Experience

•

Business Development and Strategy

•

Cybersecurity/Information Security

•

Finance

•

Consumer, Sales, Marketing and Brand Management

•

Human Capital Management

•

Other Public Company Board Service

Biography:

•

President and Chief Executive Officer of Nike, Inc., since January 2020.

•

President and Chief Executive Officer of ServiceNow, Inc., a cloud computing company, from April 2017 to December 2019.

•

President and Chief Executive Officer of eBay Inc. from March 2008 to July 2015, and director of eBay Inc., from January 2008 to July 2015.

•

President, eBay Marketplaces, from March 2005 to January 2008.

•

Worldwide Managing Director of Bain & Company, from January 2000 to February 2005.

Age 67

Director since:

June 2015

INDEPENDENT

Board Committees:

•

Compensation (Chair)

•

Governance

Boards: Other Public Company

•

CVS Health Corporation

•

Dell Technologies, Inc.

Former Public

Company Boards:

•

Motorola Solutions, Inc. (May 2011 to May 2015)

DAVID W. DORMAN

Non-Executive Board Chair of CVS Health Corporation

Experience, Skills and Qualifications of Particular Relevance to PayPal:

•

Expertise in finance, M&A and investments, strategic planning, public company executive compensation matters and executive leadership

•

In-depth experience leading global companies in regulated industries

Key Qualifications and Experience:

•

Technology and Innovation

•

Global Business

•

CEO Experience

•

Business Development and Strategy

•

Regulatory and Compliance

•

Cybersecurity/Information Security

•

Finance and Accounting

•

Consumer, Sales, Marketing and Brand Management

•

Human Capital Management

•

Other Public Company Board Service

Biography:

•

Founding Partner of Centerview Capital Technology Fund, a private investment firm, since July 2013.

•

Board Chair of InfoWorks, a portfolio company of Centerview, since January 2019.

•

Lead Independent Director of the Board of Motorola Solutions, Inc. (formerly Motorola, Inc.), a leading provider of business and mission-critical communication products and services for enterprise and government customers, from May 2011 until his retirement from that board in May 2015.

•

Non-Executive Board Chair of Motorola, Inc., from May 2008 to January 2011.

•

Senior Advisor and Managing Director to Warburg Pincus LLC, a global private equity firm, from October 2006 to May 2008.

•

President and a director of AT&T Corporation, from November 2005 until January 2006.

•

Board Chair and Chief Executive Officer of AT&T Corporation, from November 2002 until November 2005.

•

President of AT&T Corporation from 2000 to 2002 and the Chief Executive Officer of Concert Communications Services, a former global venture created by AT&T Corporation and British Telecommunications plc, from 1999 to 2000.

•

Served as a Trustee for Georgia Tech Foundation, Inc.

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Age 54 Director since: January 2017 INDEPENDENT Board Committees: • Audit, Risk and Compliance Other Public Company Boards: • Airbnb, Inc.

BELINDA J. JOHNSON

Former Chief Operating Officer of Airbnb, Inc.

Experience, Skills and Qualifications of Particular Relevance to PayPal:

•

Significant strategic and operational experience with a global, consumer-facing, technology company growing at scale

•

Extensive legal, regulatory and government relations expertise as a practicing lawyer and business affairs leader gained over two decades advising innovative and disruptive global technology companies

Key Qualifications and Experience:

•

Payments

•

Technology and Innovation

•

Global Business

•

Business Development and Strategy

•

Senior Leadership

•

Legal and Regulatory

•

Finance

•

Consumer, Sales, Marketing and Brand Management

•

Human Capital Management

•

Other Public Company Board Service

Biography:

•

Chief Operating Officer of Airbnb, Inc. from February 2018 to March 2020.

•

Chief Business Affairs and Legal Officer of Airbnb, Inc., from July 2015 to February 2018, having joined as General Counsel in December 2011.

•

Served in various positions at Yahoo! Inc. from August 1999 until her departure, in August 2011, as Senior Vice President and Deputy General Counsel.

•

General Counsel of Broadcast.com, Inc., an internet broadcasting company, from November 1996 to August 1999.

Age 69 Director since: June 2015 INDEPENDENT Board Committees: • Compensation • Governance (Chair) Other Public Company Boards: • DTE Energy Company

GAIL J. MCGOVERN

President and Chief Executive Officer of the American Red Cross

Experience, Skills and Qualifications of Particular Relevance to PayPal:

•

Extensive executive experience in strategic planning, sales and marketing, customer relations and corporate finance

•

Strong expertise in regulatory matters and government relations garnered through leadership positions in regulated industries

•

Brings a strong perspective from the academic and nonprofit worlds aligned with PayPal’s mission and vision

Key Qualifications and Experience:

•

Technology and Innovation

•

Global Business

•

CEO Experience

•

Business Development and Strategy

•

Regulatory and Compliance

•

Finance

•

Consumer, Sales, Marketing and Brand Management

•

Human Capital Management

•

Other Public Company Board Service

Biography:

•

President and Chief Executive Officer of the American Red Cross, a humanitarian organization, since June 2008.

•

Faculty member at the Harvard Business School, from 2002 to 2008.

•

President of Fidelity Personal Investments, from 1998 to 2002.

•

Executive Vice President, Consumer Markets Division at AT&T Corporation, from 1997 to 1998.

•

Serves as a trustee of The Johns Hopkins University School of Medicine.

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Age 63 Director since: January 2019 INDEPENDENT Board Committees: • Audit, Risk and Compliance (Audit Committee Financial Expert) Other Public Company Boards: • Allogene Therapeutics, Inc.

DEBORAH M. MESSEMER

Former Major Market Managing Partner at KPMG

Experience, Skills and Qualifications of Particular Relevance to PayPal:

•

More than 30 years of experience in finance, strategy, market development, regulation, governance and operations

•

Extensive expertise in financial reporting, due diligence, mergers and acquisitions, and internal controls over financial reporting as Audit Engagement Partner or Senior Relationship Partner for companies in a variety of industries, including financial services and technology

•

Strong leadership and people management experience as Managing Partner of KPMG’s Bay Area and Northwest region, leading a team of over 3,000 employees

Key Qualifications and Experience:

•

Financial Services

•

Technology and Innovation

•

Global Business

•

Senior Leadership

•

Business Development and Strategy

•

Regulatory and Compliance

•

Finance and Accounting

•

Consumer Sales, Marketing and Brand Management

•

Human Capital Management

•

Other Public Company Board Service

Biography:

•

Served for over 35 years at KPMG, one of the world’s leading professional services firms, first in the audit practice, then as Audit Engagement Partner or Global Senior Relationship Partner for clients in a variety of industries, including financial services and technology. She was Managing Partner of KPMG’s Bay Area and Northwest region, responsible for leading teams in 10 offices across all functions, from 2008 through her retirement in September 2018.

•

Serves on the Board of Directors of Carbon, Inc.

Age 69

Director since:

June 2015

INDEPENDENT

Board Committees:

•

Audit, Risk and Compliance (Chair) (Audit Committee Financial Expert)

Other Public Company

Boards:

•

CSX Corporation

•

Genworth Financial, Inc.

Former Public

Company Boards:

•

Freddie Mac (December 2008 to March 2009)

•

eBay Inc. (July 2007 to July 2015)

DAVID M. MOFFETT

Former Chief Executive Officer of Federal Home Loan Mortgage Corp.

Experience, Skills and Qualifications of Particular Relevance to PayPal:

•

More than 30 years of strategic finance, mergers and acquisitions, risk management and operational experience in banking and payment processing

•

Strong leadership experience and extensive global financial management and regulatory expertise as a former Chief Executive Officer and Chief Financial Officer of financial services companies

Key Qualifications and Experience:

•

Payments

•

Global Business

•

CEO Experience

•

Business Development and Strategy

•

Governmental, Regulatory and Compliance

•

Finance and Accounting

•

Human Capital Management

•

Other Public Company Board Service

Biography:

•

Lead Independent Director of PayPal, from July 2015 through December 2018.

•

Chief Executive Officer of Federal Home Loan Mortgage Corp. (“Freddie Mac”), from September 2008 until his retirement in March 2009, and director of Freddie Mac from December 2008 to March 2009.

•

Chief Financial Officer of Star Banc Corporation, a bank holding company, starting in 1993. During his tenure, played an integral role in the acquisition of Firstar Corporation in 1998 and later U.S. Bancorp in 2001. Mr. Moffett remained Chief Financial Officer of U.S. Bancorp until 2007.

•

Trustee for Columbia Atlantic Mutual Funds and University of Oklahoma Foundation; consultant to various financial services companies.

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Age 59

Director since:

June 2017

INDEPENDENT

Board Committees:

•

Audit, Risk and Compliance

Other Public Company

Boards:

•

None

Former Public

Company Boards:

•

HSN, Inc. (December 2012 to December 2017)

ANN M. SARNOFF

Board Chair and Chief Executive Officer of WarnerMedia Studios & Networks Group

Experience, Skills and Qualifications of Particular Relevance to PayPal:

•

More than 30 years of diversified business and media experience from a variety of executive leadership roles

•

Expertise in driving consumer engagement with brands and developing innovative partnerships

•

Extensive technology experience across media and platforms

Key Qualifications and Experience:

•

Technology and Innovation

•

Global Business

•

CEO Experience

•

Business Development and Strategy

•

Regulatory

•

Finance

•

Consumer, Sales, Marketing and Brand Management

•

Human Capital Management

•

Other Public Company Board Service

Biography:

•

Board Chair and Chief Executive Officer of WarnerMedia Studios & Networks Group, a global leader in entertainment and consumer products, since August 2020.

•

Board Chair and Chief Executive Officer of Warner Bros. Entertainment, from August 2019 to August 2020.

•

President of BBC Studios Americas, from August 2015 to August 2019.

•

Chief Operating Officer of BBC Worldwide North America, from 2010 to July 2015.

•

Board Chair of BritBox, a joint venture subscription streaming service launched in partnership with ITV in March of 2017.

•

Member of the board of directors of Georgetown University and the vice chair of the McDonough School of Business at Georgetown.

Age 63

Director since:

July 2015

Board Committees:

•

None

Other Public Company Boards:

•

Verizon Communications Inc.

Former Public Company Boards:

•

Flex Ltd. (June 2009 to August 2018)

•

NortonLifeLock (formerly known as Symantec Corporation), Board Chair (January 2013 to December 2019)

DANIEL H. SCHULMAN

President and Chief Executive Officer of PayPal

Experience, Skills and Qualifications of Particular Relevance to PayPal:

•

Deep expertise in payments, financial services, mobile technology, innovation, regulatory and cybersecurity matters

•

Leadership experience and vision in growing large, complex businesses

•

Experience transforming financial services while driving cultural change and fostering a values-based environment that champions diversity, inclusion, equity and belonging

Key Qualifications and Experience:

•

Payments, Financial Services and FinTech

•

Technology and Innovation

•

Global Business

•

CEO Experience

•

Business Development and Strategy

•

Legal, Regulatory and Governmental

•

Cybersecurity/Information Security

•

Finance and Accounting

•

Consumer, Sales, Marketing and Brand Management

•

Human Capital Management

•

Other Public Company Board Service

Biography:

•

President and Chief Executive Officer of PayPal since July 2015; served as the President and CEO-Designee of PayPal from September 2014 until July 2015.

•

Group President, Enterprise Group of American Express Company, from August 2010 to August 2014.

•

President, Prepaid Group of Sprint Nextel Corporation, from November 2009 until August 2010, when Sprint Nextel acquired Virgin Mobile, USA.

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Age 57 Director since: July 2015 INDEPENDENT Board Committees: • Audit, Risk and Compliance Other Public Company Boards: • Intel Corporation

FRANK D. YEARY

Managing Member at Darwin Capital Advisors, LLC

Experience, Skills and Qualifications of Particular Relevance to PayPal:

•

Extensive career in investment banking and finance with financial strategy and global M&A expertise, including expertise in financial reporting and experience in assessing the efficacy of mergers and acquisitions with international companies on a global scale, and experience attracting and retaining strong senior leaders

•

Role as a Vice Chancellor and as Chief Administration Officer of a large public research university provides strategic and financial expertise

•

Extensive experience in corporate governance and stockholder engagement, including as a co-founder of CamberView Partners, a financial advisory firm providing independent, investor-led advice to public companies and their boards

Key Qualifications and Experience:

•

Financial Services

•

Global Business

•

Senior Leadership

•

Business Development and Strategy

•

Governmental, Regulatory and Compliance

•

Finance and Accounting

•

Human Capital Management

•

Other Public Company Board Service

Biography:

•

Managing Member at Darwin Capital Advisors, LLC, a private investment firm, since October 2018 and a Member since 2012.

•

Executive Chair of CamberView Partners, LLC, a corporate advisory firm, from 2012 until 2018.

•

Vice Chancellor of the University of California, Berkeley, a public university, from 2008 to 2012, where he led and implemented changes to the university’s financial and operating strategy.

•

Spent 25 years in the finance industry, most recently as Managing Director, Global Head of Mergers and Acquisitions and as a member of the Management Committee at Citigroup Investment Banking.

The Board and the Governance Committee believe that the combination of our nominees’ qualifications, skills and experience will contribute to an effective Board and that, individually and collectively, the director nominees have the necessary qualifications to provide effective oversight of the business and quality advice and counsel to management.

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES.

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Corporate Governance

Corporate governance at PayPal is designed to promote the long-term interests of our stockholders, strengthen Board and management accountability, oversee risk assessment and management strategies, foster responsible decision-making and engender public trust. We believe that strong corporate governance practices that provide meaningful rights to our stockholders and ensure Board and management accountability are essential to our long-term success.

Board Leadership

Our Board elects our Board Chair and our CEO and has determined that these two roles should be held by separate individuals to enhance the Board’s oversight of management and to allow the CEO to focus primarily on management responsibilities. Our current Board leadership structure provides effective and independent oversight of management and the Company.

Independent Chair

JOHN J. DONAHOE

Mr. Donahoe has served as the Board Chair since PayPal became an independent public company in July 2015.

Since December 2018, the Board has concluded that Mr. Donahoe is an independent director under the listing standards of the Nasdaq Global Select Market (“Nasdaq”) and our Corporate Governance Guidelines.

Mr. Donahoe possesses extensive industry experience and deep knowledge of PayPal’s operations, serves as a trusted advisor to management and effectively leads a dynamic and collaborative Board.

Robust Independent Chair Responsibilities

•	Calls meetings of the Board and independent directors
•	Sets the agenda for Board meetings in consultation with other directors and the CEO
•	Provides management with input as to the quality, quantity and timeliness of the flow of information that is necessary for the independent directors to effectively and responsibly perform their duties
•	Chairs executive sessions of the independent directors
•	Acts as a liaison between the independent directors and the CEO on sensitive issues
•	Leads the Board in the annual CEO performance evaluation
•	Leads the Board in its review of the results of the annual self-evaluation process, including acting on director feedback as needed

Director Independence

Under the Nasdaq listing standards and our Corporate Governance Guidelines, the Board must consist of a majority of independent directors. Annually, each director completes a questionnaire designed to assist the Board in determining whether the director is independent, and whether members of the Audit, Risk and Compliance (“ARC”) Committee and the Compensation Committee satisfy additional Securities and Exchange Commission (“SEC”) and Nasdaq independence requirements. The Board has adopted guidelines setting forth certain categories of transactions, relationships and arrangements that it has deemed immaterial for purposes of determining independence.

Based on its most recent review, the Board has determined that every director except Mr. Schulman, our CEO, is independent under the Nasdaq listing standards and our Corporate Governance Guidelines and has no relationship that would interfere with their individual exercise of independent judgment.

Our Corporate Governance Guidelines prohibit directors from serving on the board of directors or as an officer of another company that may cause a significant conflict of interest. Our Corporate Governance Guidelines also provide that any director who has previously been determined to be independent must inform the Board Chair and our Corporate Secretary of any significant change in personal circumstances that may cause their status as an independent director to change, including a change in principal occupation, change in professional roles and responsibilities, status as a member of the board of another public company or retirement. In such situations, the Governance Committee makes a recommendation to the Board on the continued appropriateness of such director’s Board or committee membership(s).

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Board Committees

The Board has three principal standing committees: the ARC Committee, the Compensation Committee and the Governance Committee. Each committee has a written charter that addresses, among other matters, the committee’s purposes and policy, composition and organization, duties and responsibilities and meetings. The committee charters are available in the governance section of our Investor Relations website at https://investor.pypl.com/governance/governance-overview/default.aspx. Each charter permits the applicable committee, in its discretion, to delegate all or a portion of its duties and responsibilities to a subcommittee or any member of the committee. Subject to applicable law, listing standards and the terms of its charter, the Compensation Committee also may delegate duties and responsibilities to any officer(s) of the Company.

Below is a description of each principal committee of the Board.

ARC Committee

Other Members: Rodney C. Adkins Belinda J. Johnson Deborah M. Messemer Ann M. Sarnoff Frank D. Yeary Committee Meetings in 2020: 9

CHAIR: DAVID M. MOFFETT

Primary Responsibilities

Provide assistance and guidance to the Board in fulfilling its oversight responsibilities with respect to:

•

PayPal’s corporate accounting and financial reporting practices and the audit of PayPal’s financial statements;

•

The independent auditors, including their qualifications and independence;

•

The performance of PayPal’s internal audit function and independent auditor;

•

The quality and integrity of PayPal’s financial statements and reports;

•

PayPal’s overall risk framework and risk appetite framework, including risks associated with cybersecurity, information security and privacy; and

•

PayPal’s compliance with legal and regulatory obligations.

The ARC Committee is also responsible for reviewing and approving all audit engagement fees and terms, as well as all non-audit engagements, with the independent auditor, and producing the Audit Committee Report for inclusion in our proxy statement.

Independence

The Board has determined that each member of the ARC Committee meets the independence requirements of Nasdaq and the SEC and otherwise satisfies the requirements for audit committee service imposed by the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Board has also determined that each member of the ARC Committee is financially literate, and that Mr. Moffett and Ms. Messemer both satisfy the requirements for an “audit committee financial expert” set forth in the SEC rules.

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Compensation Committee

Other Members: Jonathan Christodoro Gail J. McGovern Committee Meetings in 2020: 5

CHAIR: DAVID W. DORMAN

Primary Responsibilities

•

Review and approve the overall strategy for employee compensation and all compensation programs applicable to non-employee directors and executive officers;

•

Annually review and approve corporate goals and objectives relevant to the compensation of the CEO and evaluate the CEO’s performance;

•

Review, determine and approve the compensation for the CEO and our other executive officers;

•

Review and discuss the Compensation Discussion and Analysis contained in our proxy statement and prepare the Compensation Committee Report for inclusion in our proxy statement and our Annual Report on Form 10-K;

•

Oversee and monitor the Company’s strategies and responsibilities related to human capital management, including diversity, inclusion, equity and belonging, pay equity efforts and corporate culture;

•

Review and consider the results of any advisory stockholder votes on named executive officer compensation; and

•

Oversee and monitor compliance with the Company’s stock ownership guidelines applicable to non-employee directors and executive officers.

Independence

The Board has determined that each member of the Compensation Committee meets the independence requirements of Nasdaq and the SEC. Additionally, the Compensation Committee assesses on an annual basis the independence of its compensation consultant and other compensation advisers. Additional disclosure regarding the role of the Compensation Committee in compensation matters, including the role of consultants, appears in the Compensation Discussion and Analysis section of this proxy statement.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is or has been an employee of PayPal. None of our executive officers served on the board of directors or compensation committee of another entity that has an executive officer serving on the Board or the Compensation Committee.

Governance Committee

Other Members: Rodney C. Adkins Jonathan Christodoro David W. Dorman Committee Meetings in 2020: 4

CHAIR: GAIL J. MCGOVERN

Primary Responsibilities

•

Make recommendations to the Board as to the appropriate size of the Board or any Board committee;

•

Identify individuals believed to be qualified to become Board members;

•

Make recommendations to the Board on potential Board and Board committee members, whether as a result of any vacancy or as part of the annual election cycle, taking into consideration the criteria set forth in the “Board Member Criteria” section of the Corporate Governance Guidelines;

•

Review and, if necessary, update, our Corporate Governance Guidelines at least annually;

•

Establish procedures to exercise oversight of the evaluation of the Board and management;

•

Exercise general oversight of the Company’s management of topics related to ESG matters, including overall ESG strategy, stakeholder engagement and reporting and programs and initiatives in social innovation and environmental sustainability; and

•

Review and discuss with management, at least annually, PayPal’s overall approach to political contributions and expenditures and lobbying activities.

Independence

The Board has determined that each member of the Governance Committee meets the independence requirements of Nasdaq.

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Board Oversight

The Board is responsible for providing advice and oversight of PayPal’s strategic and operational direction and overseeing its senior management to support the long-term interests of the Company and its stockholders.

Board of Directors

The Board of Directors performs its oversight responsibilities as a group and through the work of its focused committees.

Compensation Committee

- Oversees the Company's compensation policies, plans and programs and regulatory compliance
- Oversees and monitors human capital management
- Oversees succession planning

ARC Committee

- Oversees the Company's risk and compliance framework
- Oversees financial reporting
- Maintains an appropriate relationship with the external Auditor
- Monitors internal controls

Governance Committee

Management

Enterprise Risk Management Committee

Oversees the implementation and execution of the ERCM Program, which sets the Company's programmatic approach to identifying, measuring, managing, monitoring and reporting key risks facing the Company.

Strategic Oversight

One of the Board’s primary responsibilities is overseeing management’s establishment and execution of the Company’s strategy. The Board works with management to respond to the dynamic, competitive environment in which PayPal operates. At least quarterly, the CEO and senior executives provide detailed business and strategy updates to the Board. At least annually, the Board conducts an in-depth review of the Company’s overall strategy. At these reviews, the Board engages with senior management and other business leaders regarding, among other topics:

•	business objectives;
•	the Company’s budget, capital allocation plan and financial and operating performance;
•	the competitive landscape;
•	product and technology updates; and
•	potential acquisitions, investments and partnerships.

The Board looks to the expertise of its committees to inform strategic oversight in their areas of responsibility.

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Risk Oversight

PayPal operates in over 200 markets globally in a rapidly evolving environment characterized by a heightened regulatory focus on all aspects of the payments industry. Accordingly, our business is subject to the risks inherent in the payments business and the industry generally. A sound risk management and oversight program is critical to the successful operation of our business and the protection of our Company, employees, customers and other stakeholders. Management is responsible for assessing and managing risk and views it as a top priority. The Board is responsible for overall risk assessment and management oversight. The Board executes its responsibility as a group and through its committees, which regularly report to the full Board.

In addition to their ongoing oversight responsibilities, throughout 2020, the Board and its committees regularly reviewed and discussed with management the impact of the COVID-19 pandemic on our employees, customers and communities. As part of these reviews, the Board considered management’s strategies and initiatives to respond to and mitigate the adverse impacts of the pandemic, including creating and expanding employee initiatives and other relief efforts.

ARC Committee

The ARC Committee is primarily responsible for the oversight of the Company’s risk framework and reports to the full Board on the following matters on a regular basis:

Financial and Audit Risk: Meets with the independent auditor, Chief Financial Officer, Chief Accounting Officer and other members of the management team quarterly and as needed, including in executive sessions, to review the following:

•	quality and integrity of the Company’s financial statements and reports;
•	accounting and financial reporting practices;
•	audit of the Company’s financial statements;
•	selection, qualifications, independence and performance of the independent auditors; and
•	effect of regulatory and accounting initiatives and application of new accounting standards.

Enterprise-Wide Risk and Compliance: Periodically reviews and approves the framework for the ERCM Program and other key risk management policies and takes the following actions:

•	oversees and assesses the Company’s overall risk framework and risk appetite framework, including risks associated with cybersecurity, information security and privacy;
•	reviews policies and practices established by management to identify, assess, measure and manage key current and emerging risks facing the Company;
•	meets with the management team quarterly and on an as-needed basis to discuss key areas of enterprise risk and execution of risk management; and
•	reviews with the Company’s Chief Business Affairs and Legal Officer, Chief Risk Officer and Chief Compliance Officer, as applicable, significant legal, regulatory or compliance matters that could have a material impact on our financial statements, business or compliance policies.

Internal Audit: Meets with the Vice President, Risk and Internal Audit, quarterly and on an as-needed basis, including in executive sessions, to discuss the performance of the Company’s internal audit function and independent auditor.

Legal and Regulatory: Our Chief Business Affairs and Legal Officer, Chief Risk Officer and Chief Compliance Officer work with the ARC Committee to review significant legal, regulatory or compliance matters that could have a material impact on our financial statements, business or compliance policies.

Compensation Committee

The Compensation Committee is primarily responsible for the following areas and reports to the full Board on these matters on a regular basis:

•	oversees and reviews the risks associated with our compensation policies, plans and programs;
•	oversees regulatory compliance with respect to compensation matters;
•	oversees and monitors the Company’s strategies related to human capital management, including the recruitment and retention of key talent, pay equity, corporate culture, diversity, inclusion, equity and belonging and other key human capital management programs and initiatives; and
•	oversees succession planning.

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Governance Committee

The Governance Committee is primarily responsible for the following areas and reports to the full Board on these matters on a regular basis:

•	oversees and reviews the risks associated with our overall corporate governance framework, principles, policies and practices;
•	oversees ESG matters generally, including overall ESG strategy and reporting, and programs and initiatives in social innovation and environmental sustainability; and
•	oversees political contributions and expenditures and lobbying activity.

Management’s Risk and Compliance Framework

Management regularly reviews and discusses with the ARC Committee the overall effectiveness of, and ongoing enhancements to, the ERCM Program.

•   Management’s risk and compliance framework is designed to enable the ARC Committee to effectively oversee the Company’s risk management practices and capabilities.

•   The Company’s risk management committees, including the Enterprise Risk Management Committee (“ERM Committee”), oversee the implementation and execution of the ERCM Program.

•   The ERM Committee is the highest-level risk management committee, is co-chaired by PayPal’s Chief Risk Officer and Chief Compliance Officer, and reviews periodic reports from management regarding assessment of the effectiveness of the ERCM Program.

•   The ERCM Program’s objective is to identify, measure, manage, monitor and report key risk factors facing our Company including:

•   Financial crime and regulatory compliance

•   Operational, credit and capital structure

•   Technology, cybersecurity and privacy

•   Strategic, reputational risk and business continuity

•   Key ESG considerations are integrated into our ERCM Program and emerging ESG trends are regularly reported to a subcommittee of the ERM Committee.

Effectively managing privacy and cybersecurity risks is paramount and an integral component of the ERCM Program

•   Our Global Privacy Program is based on eight data protection principles that serve as the basis for enterprise-wide standards:

Management	Notice & Transparency	Choice & Consent	Security

Data Lifecycle Management	Data Quality	Stewardship	Standardization

•   Our Global Privacy Team, as well as dedicated teams integrated throughout our business, foster a “Data Hygiene by Default” and “Privacy by Design” culture throughout the Company.

•   Our Information Security Program is designed to enable robust cybersecurity management across our global enterprise and support the Company in identifying, protecting, detecting, responding to and recovering from information security threats.

Board and Committee Evaluations

Board and committee evaluations play a critical role in ensuring the effectiveness of our Board. The Board and its principal committees perform an annual self-evaluation to assess their performance and effectiveness and to identify opportunities to improve. The Governance Committee annually reviews the self-evaluation process to ensure it is operating effectively.

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Board and Committee Meetings and Attendance

Our Board typically holds at least four regularly scheduled meetings each year, in addition to special meetings scheduled as appropriate. At each regularly scheduled quarterly Board meeting, a member of each principal Board committee reports on any significant matters addressed by the committee since the last quarterly meeting, and the independent directors have the opportunity to meet in executive session without management or the other directors present. The Board expects that its members will rigorously prepare for, attend and participate in, all Board and applicable Board committee meetings.

Our Board met eight times during 2020. Each director nominee who served in 2020 attended at least 75% of all our Board meetings and meetings for the committees on which he or she served.

All directors are encouraged to attend the Annual Meeting. Last year, all directors serving at the time of our 2020 Annual Meeting of Stockholders attended that meeting.

Stockholder Engagement

63% Reached out to of common stock	31% Engaged with of common stock	We recognize the value of a robust stockholder outreach program. We engage in regular, constructive dialogue with our stockholders on matters relevant to our business, including corporate governance, ESG issues and executive compensation, so we can better understand their views and interests and share our perspectives on these important subjects.

In addition to the outreach conducted in the weeks leading up to our 2020 Annual Meeting, following our 2020 Annual Meeting, we again reached out to our investors to solicit feedback. In 2020, we contacted investors representing approximately 63% of our common stock, and holders of approximately 31% of our common stock responded and engaged with us.

The table below provides an overview of the key topics, areas of stockholder focus and management’s responses covered during our 2020 stockholder outreach meetings.

Key Topic	Area of Stockholder Focus	How We Responded
COVID-19 Pandemic	• PayPal’s COVID-19 response and relief efforts targeted at internal and external stakeholders • PayPal’s involvement in the SBA PPP and the stimulus check distribution program

   Management indicated that throughout the pandemic, PayPal has prioritized the safety, security and well-being of its workforce. The Company mobilized nearly 100% of its global workforce to work under flexible work arrangements, and strengthened programs focused on employee wellness, including its crisis leave program and employee assistance program. PayPal also worked actively to help its customers and communities to navigate the challenges brought by the pandemic.

   PayPal has worked with the SBA to provide small businesses with access to more than $2 billion in loans through the PPP in 2020 with an average loan size of $28,000.

   In addition, PayPal supported the U.S. Treasury with stimulus check distribution through direct deposit into PayPal and Venmo accounts.

Human Capital Management

• PayPal’s approach to human capital management and its engagement with its workforce

• Consider whether to include executive compensation metrics related to human capital management and/or diversity and inclusion

   Management discussed PayPal’s human capital management, including oversight by the Compensation Committee and initiatives focused on employee recruitment, retention, engagement, employee financial wellness, pay equity and DIE&B.

   Stockholder feedback informed the Compensation Committee’s decision to clarify its oversight of human capital management in its committee charter.

   The Compensation Committee has committed to incorporating DIE&B considerations as part of the individual performance portion of our NEOs’ annual incentives under the Annual Incentive Plan (“AIP”) for 2021.

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Key Topic	Area of Stockholder Focus	How We Responded
Board Composition	• Board diversity, skills and refreshment

   Management discussed the board skills and expertise required to effectively oversee PayPal’s business, strategies and risks.

   Management reiterated the Company’s commitment to board diversity, as evidenced by directors added since becoming an independent public company and noted that the Governance Committee actively seeks out highly-qualified women and individuals from underrepresented communities to include in the director candidate pool.

   Management indicated that the Board continuously reviews the skills and experiences that it considers important for the Board to continue effectively overseeing the Company’s business, strategies and risks.

• Service on other public company boards

   In response to increased stockholder focus, our Corporate Governance Guidelines have been amended to limit the number of public company board seats for our directors to four, including the PayPal Board.

Board Oversight of Risk	• Board’s oversight of increased information security, cybersecurity, privacy and data protection risks	The ARC Committee evaluates risks associated with information security, cybersecurity, privacy and data protection throughout the year, working with management to ensure that appropriate protections and controls are in place. In addition, management and the ARC Committee each report to the full Board on risk matters on a regular basis.
ESG Matters	• Board oversight of ESG strategy; results of PayPal’s first materiality assessment; and relevant ESG disclosure frameworks and targets/goals

   Management noted the significant increase in investor focus on ESG-related topics as compared to prior years.

   Management discussed ESG strategy, Global Impact Report highlights, ESG-focused governance perception study, ESG materiality and prioritization assessment, environmental sustainability and responsible business practices.

   In response to increased stockholder focus, the Governance Committee updated its charter to more clearly reflect its oversight of ESG matters.

   See “ESG Oversight and Highlights” on page 32 for more information.

Executive Compensation	• Consider adding return metrics or measuring performance on a GAAP basis.

   The Compensation Committee evaluates the appropriateness of the Company’s incentive program metrics annually, taking into consideration the Company’s overall strategy and ongoing stockholder feedback.

   After thorough deliberation, the Compensation Committee determined that, in light of PayPal’s current growth strategy, the Company’s existing metrics remain appropriate and reflect the most efficient alignment of the strategic goals of encouraging profitable operations, efficient use of capital and overall growth.

Director Orientation and Continuing Education

Our director orientation program familiarizes new directors with the Company’s businesses, strategies and policies, and assists them in developing the skills and knowledge required for their service on the Board and assigned committees. All directors are invited to attend the orientation programs. From time to time, management provides, or invites outside experts to provide, educational briefings to the Board on business, corporate governance, regulatory and compliance matters and other topics to help enhance skills and knowledge relevant to their service as a PayPal director. In addition, Board members may attend accredited director education programs at the Company’s expense.

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Succession Planning

The Board recognizes the importance of effective executive leadership to PayPal’s success and annually reviews executive succession planning. As part of this process, the Board reviews and discusses the capabilities of our senior management, as well as succession planning and potential successors for the CEO and our other executive officers. The process includes consideration of organizational and operational needs, competitive challenges, leadership/management potential and development and emergency situations.

Outside Advisors

The Board may retain outside legal, financial or other advisors as it deems necessary or appropriate at the Company’s expense and without obtaining management’s consent. Each principal committee of the Board may also retain outside legal, financial or other advisors as it deems necessary, at the Company’s expense and without obtaining the Board’s or management’s consent.

Corporate Governance Documents

Code of Business Conduct and Ethics

Our credibility and reputation depend upon the good judgment, ethical standards and personal integrity of each director, officer and employee. PayPal’s Code of Business Conduct and Ethics (“Code of Conduct”) requires that our directors, executive officers and all other employees disclose actual or potential conflicts of interest and recuse themselves from related decisions. Directors, executive officers and other employees are expected to avoid any activity that is or has the appearance of being a conflict of interest with the Company. This includes refraining from engaging in activities that compete with or are adverse to the Company, or that interfere with the proper performance of duties or responsibilities to the Company. In addition, our Code of Conduct restricts the use of confidential company information, company assets, or position at the Company for personal gain.

We regularly review the Code of Conduct and related policies to ensure that they provide clear guidance. Concerns about accounting or auditing matters or possible violations of our Code of Conduct should be reported under the procedures outlined in the Code of Conduct.

Governance Guidelines of the Board of Directors

The Board adopted Governance Guidelines to serve as a framework within which the Board conducts its business. The Governance Guidelines cover many of the policies and practices discussed in this proxy statement, including matters such as the composition and leadership of the Board, expectations for meeting attendance and the roles of the Board’s standing committees. The Governance Guidelines were amended in 2021 to include sexual orientation, ethnicity, nationality and cultural background in the list of diverse characteristics that should be considered in assessing the overall composition of the Board. In addition, the amended Governance Guidelines memorialize the Governance Committee’s commitment to actively seeking highly-qualified women and individuals from underrepresented communities to include in the initial pool from which director candidates are selected.

Where to Find Governance Documents

Our Governance Guidelines, charters of our principal Board committees, our Code of Conduct and other key corporate governance documents and materials are available in the governance section of our Investor Relations website at https://investor.pypl.com/governance/governance-overview/default.aspx.

Related Person Transactions

Our Board has adopted a written policy governing the review and approval of related person transactions. The policy, which is administered by the ARC Committee, applies to any transaction or series of transactions in which (1) the Company or its consolidated subsidiary is a participant, (2) the amount involved is or is reasonably expected to be more than $120,000, and (3) a related person under the policy has a direct or indirect material interest. The policy defines a “related person” to include directors, director nominees, executive officers, beneficial owners of more than 5% of PayPal’s outstanding common stock, or an immediate family member of any of these persons.

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Under the policy, transactions requiring review are referred to the ARC Committee for pre-approval, ratification, or other action. Management will provide the ARC Committee with a description of any related-person transaction proposed to be approved or ratified, including the terms of the transaction, the business purpose of the transaction and the benefits to PayPal and to the relevant related person. In determining whether to approve or ratify a related-person transaction, the ARC Committee will consider the following factors:

•	whether the terms of the transaction are fair to the Company, and at least as favorable to the Company as they would be if the transaction did not involve a related person;
•	whether there are demonstrable business reasons for the Company to enter into the transaction;
•	whether the transaction would impair the independence of an outside director under the Company’s director independence standards; and
•	whether the transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the overall financial position of the related person, the direct or indirect nature of the related person’s interest in the transaction, the ongoing nature of any proposed relationship and any other factors the committee deems relevant.

The Company also has practices that address potential conflicts in circumstances where a non-employee director is a control person of an investment fund that desires to make an investment in or acquire a company that may compete with one of the Company’s businesses. Under those circumstances, the director is required to notify the Company’s CEO and Chief Business Affairs and Legal Officer of the proposed transaction, and the CEO and Chief Business Affairs and Legal Officer then assess the nature and degree to which the investee company is competitive with one of the Company’s businesses, as well as the potential overlaps between the Company and the investee company. If the CEO and Chief Business Affairs and Legal Officer determine that the competitive situation and potential overlaps between PayPal and the investee company are acceptable, the Company may approve the transaction, conditioned upon the director agreeing to certain limitations. Such limitations may include refraining from joining the board of directors of, serving as an advisor to, or being directly involved in the business of the investee company; not conveying any confidential or proprietary information regarding the investee company to the Company or regarding the Company’s line of business with which the investee competes to the investee company; abstaining from being the primary decision-maker for the investment fund with respect to the investee company; recusing themselves from portions of investee company meetings that cover confidential competitive information reasonably pertinent to the Company’s lines of business with which the investee company competes; and agreeing to any additional limitations the CEO or Chief Business Affairs and Legal Officer deem reasonably necessary or appropriate as circumstances change. All transactions by investment funds in which a non-employee director is a control person also remain subject in all respects to the Board’s written policy for the review of related person transactions, discussed above.

The charter of the ARC Committee requires it to review and approve all related person transactions that are required to be disclosed under Item 404(a) of Regulation S-K. There were no transactions required to be reported in this proxy statement since the beginning of fiscal 2020, where our written related-person transaction policy did not require review, approval, or ratification, or where this policy was not followed.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the SEC. Based on the information available to us during the fiscal year ended December 31, 2020, we believe that all applicable Section 16(a) reports, except two, were timely filed. A Form 4 filed on behalf of Mark Britto to reflect vesting of restricted stock units and a Form 4 filed on behalf of Frank Yeary to reflect the grant of the 2020 annual retainer were filed late due to administrative errors.

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Director Compensation

The Compensation Committee is responsible for reviewing and making recommendations to the Board regarding compensation paid to non-employee directors for their Board and Board committee service. On an annual basis, the Compensation Committee reviews the non-employee director compensation program, receiving input from the Compensation Committee’s independent compensation consultant regarding market practices and the competitiveness of the non-employee director compensation program in relation to the general market and the Company’s peer group.

2020 Director Compensation

For 2020, each non-employee director of the Company received the following annual retainers on the first trading day after January 1, 2020:

2020 Annual Retainers:
All Non-Employee Directors	$80,000	/year
Non-Executive Board Chair	$50,000	/year
Lead Independent Director	$75,000	/year
ARC Committee Chair	$40,000	/year
Compensation Committee Chair and Governance Committee Chair	$20,000	/year
ARC Committee Member	$20,000	/year
Compensation Committee Member	$18,000	/year
Governance Committee Member	$10,000	/year

A non-employee director who serves as the Board Chair and/or as the chair of a committee was entitled to receive the Board Chair annual retainer and/or committee chair annual retainer in addition to the non-employee director annual retainer. Committee chairs were not entitled to receive the committee member annual retainer in addition to the committee chair annual retainer.

A non-employee director could elect to receive 100% of their annual retainer(s) in fully vested stock awards of PayPal common stock having a value equal to the annual retainer(s), in lieu of cash.

If a non-employee director was appointed or elected to serve as a member of the Board (or appointed to serve as a member of a committee or as a chair of a committee in which they were not a member or chair prior to such appointment) following the annual retainer payment date, the non-employee director received a prorated annual retainer, based on the number of days from the appointment or election date to December 31 of the year.

2020 Equity Awards

In addition to the annual retainers, all non-employee directors of PayPal received the following fully vested awards of PayPal common stock following PayPal’s 2020 Annual Meeting of Stockholders:

All Non-Employee Directors	$275,000 in PayPal common stock
Non-Executive Board Chair	Additional $50,000 in PayPal common stock

The number of shares of PayPal common stock subject to the stock award is determined by dividing the value of the annual equity award by the closing price of our common stock on the date of the annual stockholders meeting, rounded up to the nearest whole share.

For 2020, if a non-employee director was appointed or elected at any time other than at an annual stockholders meeting, such director was eligible to receive a prorated annual equity award, as of the date of their appointment or election, for the period prior to the first annual stockholders meeting following their appointment or election, determined by (i) multiplying the amount of the annual equity award by a fraction, the numerator of which was the number of days from the date of appointment or election to the first anniversary of the most recent annual stockholders meeting, and the denominator of which was 365, and (ii) dividing such amount by the closing price of our common stock on the date of appointment or election, rounded up to the nearest whole share.

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Deferred Compensation

Our non-employee directors are eligible to defer 5% to 100% of their annual retainers and equity awards pursuant to the PayPal Holdings, Inc. Deferred Compensation Plan (“DCP”), our non-qualified deferred compensation plan. The DCP allows participants to set aside tax-deferred amounts. The investment return on any deferred cash amounts is linked to the performance of a range of market-based investment choices made available pursuant to the DCP, and the investment return on any deferred equity awards is linked to the performance of PayPal common stock. Our non-employee directors can elect to begin distributions from the DCP following the termination of their services to PayPal or in a specified year (provided that a director’s DCP account will be distributed if the director’s service terminates prior to the specified year). Our non-employee directors can elect to receive their distributions as either a lump sum or annual installments over a period of 2 to 15 years.

Director Stock Ownership Guidelines

Our non-employee directors are subject to rigorous stock ownership guidelines. Each non-employee director is required to hold an amount of PayPal common stock valued at five times the annual Board retainer for directors within five years of joining the Board, and is expected to continuously own sufficient shares to meet the guideline level. Each non-employee director currently meets the stock ownership guidelines.

Shares that count towards satisfaction of the stock ownership guidelines include the following:

•	shares owned outright by the director or their immediate family members residing in the same household;
•	shares held in trust for the benefit of the director or immediate family members; and
•	deferred shares and vested deferred stock units, deferred restricted stock units, or deferred performance stock units that may only be settled in shares of our common stock.

Our stock ownership guidelines are available in the governance section of our Investor Relations website at https://investor.pypl.com/governance/governance-overview/default.aspx.

2020 Director Compensation Table

The following table summarizes the total compensation earned by or paid to our non-employee directors for the fiscal year ended December 31, 2020.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Option Awards ($)	All Other Compensation ($)	Total ($)(3)
Rodney C. Adkins	110,000	275,096	—	—	385,096
Wences Casares(4)	98,000	—	—	—	98,000
Jonathan Christodoro	107,589	275,096	—	—	382,685
John J. Donahoe	130,000	325,046	—	—	455,046
David W. Dorman	110,000	275,096	—	—	385,096
Belinda J. Johnson	100,000	275,096	—	—	375,096
Gail J. McGovern	118,000	275,096	—	—	393,096
Deborah M. Messemer	100,000	275,096	—	—	375,096
David M. Moffett	120,000	275,096	—	—	395,096
Ann M. Sarnoff	100,000	275,096	—	—	375,096
Frank D. Yeary	100,000	275,096	—	—	375,096

(1)	The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each non-employee director in 2020, which includes fees with respect to which the following directors elected to receive fully vested shares of PayPal common stock in lieu of cash:

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Name	Fees Forgone ($)	Shares Received (#)
Wences Casares(4)	98,000	885
John J. Donahoe	130,000	1,174
David W. Dorman	110,000	994
Belinda J. Johnson	100,000	903
David M. Moffett	120,000	1,084
Ann M. Sarnoff	100,000	903
Frank D. Yeary	100,000	903

(2)	Amounts shown represent the grant date fair value of the stock awards granted on May 21, 2020 to our non-employee directors following our 2020 Annual Meeting of Stockholders, as computed in accordance with FASB ASC Topic 718. As of December 31, 2020, our non-employee directors held the following deferred stock units (“DSUs”):

Name	Total DSUs Held as of 12/31/20 (#)	Total Options Held as of 12/31/20 (#)
Rodney C. Adkins	—	—
Wences Casares(4)	—	—
Jonathan Christodoro	5,353	—
John J. Donahoe	2,464	—
David W. Dorman	9,488	—
Belinda J. Johnson	—	—
Gail J. McGovern	3,711	—
Deborah M. Messemer	—	—
David M. Moffett	49,001	—
Ann M. Sarnoff	—	—
Frank D. Yeary	5,460	—

(3)	The amounts reported in the Fees Earned or Paid in Cash, Stock Awards, and Total columns include amounts deferred under the DCP.
(4)	Mr. Casares did not seek re-election to the Board at the 2020 Annual Meeting.

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ESG Oversight and Highlights

PayPal recognizes its responsibility as a global citizen to operate in a responsible and sustainable manner aligned with our mission to build a more financially inclusive and interconnected world. We remain focused on managing material ESG issues that support our values-led culture based on collaboration, inclusion, innovation and wellness. The effective management of key non-financial risks and opportunities is essential to our long-term strategy and performance.

ESG Governance Structure

The oversight, management and implementation of the Company’s ESG program are structured to ensure these matters are fully integrated into our governance framework. The Company briefs Board committees and senior management on ESG topics on a regular basis and meets with a subcommittee of the ERM Committee at least annually to review current and emerging ESG-related risk topics.

ESG Strategy

PayPal’s ESG strategy is informed by a comprehensive ESG materiality assessment, and focused on four primary areas:

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ESG Materiality Assessment

In early 2020, PayPal completed its inaugural ESG materiality and prioritization assessment to identify key non-financial topics important to both the Company and our stakeholders. This analysis included a landscape study of current PayPal initiatives, industry best practices and emerging ESG trends and standards, as well as an in-depth stakeholder engagement process with over 130 internal and external parties, including employees, executives, directors, investors, non-governmental organizations and customers. Ultimately, we identified 19 key and seven priority non-financial risks and opportunities for PayPal to consider on an ongoing basis. The results were published in our 2019 Global Impact Report.

We recently completed our annual ESG materiality refresh and this review accounted for new feedback from internal and external stakeholders, shifting global economic and ESG trends and priorities, our current business strategy and other standard updates. The revised map identifies 18 key ESG topics, eight of which are designated priority issues for PayPal’s ESG strategy. This year, we ascribed increased importance to employee wellness, health and safety, given the current and future impacts of the COVID-19 pandemic. We plan to publish the full results of this ESG materiality refresh in our 2020 Global Impact Report. PayPal will revisit this assessment annually and conduct a comprehensive review every three to five years to ensure we remain focused on and are prioritizing the most critical topics for our business.

Consideration of Stakeholder Feedback and ESG Frameworks

We actively solicit and regularly consider feedback from investors, employees, regulators, customers and other stakeholders on ESG topics, which informs our ESG strategy and reporting. For example, in 2020, the Company began hosting small stakeholder roundtables to receive direct input on key elements of our ESG program from a diverse group of stakeholders. In addition, PayPal continuously assesses and considers enhancements to our ESG disclosures and reporting to reflect emerging best practices, industry trends, research and standards established by organizations such as the Sustainable Accounting Standards Board (SASB), UN Sustainable Development Goals (SDGs), Taskforce for Climate Related Financial Disclosures (TCFD) and WEF Stakeholder Capitalism Metrics. In our Global Impact Report, we provide specific reporting to those frameworks most applicable to our business and most important to our stakeholders. For example, we publish a separate SASB Index for our stockholders and have mapped PayPal’s direct contribution to 11 of the 17 U.N. Sustainable Development Goals, with the greatest influence on six global goals.

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Priority ESG Programs & Progress

Our annual Global Impact Report highlights PayPal’s programs and progress across our four ESG pillars:

SOCIAL
INNOVATION

Including reporting on annual social impact metrics, product and service enhancements, research and thought leadership, and partnerships to drive economic empowerment, improve financial health and power charitable giving

EMPLOYEES AND
CULTURE

Including designing and executing an effective human capital management strategy to support the recruitment, retention, development and wellness of our workforce, implementing measurable diversity and inclusion initiatives and metrics that demonstrate our commitment to equity and creating innovative employee experiences and opportunities to support our global communities

ENVIRONMENTAL
SUSTAINABILITY

Including managing our environmental impact, such as how the Company addresses climate change and promotes renewable energy use, mobilizes to environmental action and drives environmental innovation across our products, services and value chain

RESPONSIBLE BUSINESS PRACTICES Including establishing policies and practices to safeguard trust, ensuring ethical and compliant business operations and securing and protecting customer information

Social Innovation

We leveraged our products and services to support our customers during the COVID-19 pandemic, including:

•	Working with the U.S. Small Business Administration to provide small businesses with access to more than $2 billion in loans through the Paycheck Protection Program in 2020, with an average loan size of $28,000.

•	Supporting the U.S. Treasury Department with stimulus check distribution through direct deposit functionality into PayPal and Venmo accounts.

~$17 billion

Raised through the PayPal Giving Platform, PayPal’s COVID-19 fundraising campaigns, employee giving campaigns, donations at checkout, corporate matching and partner fundraising with other companies.

Employees & Culture

We promoted employee total wellness to support their physical, mental and financial health, and enhanced Diversity, Inclusion, Equity and Belonging (“DIE&B”) practices. Among other things, we:

•	Created and expanded employee initiatives as part of COVID-19 relief efforts, such as enhancing our Crisis Leave Program, expanding our Employee Assistance Program, instituting global wellness days and providing financial stipends to our hourly workers to support new remote working practices.

85% of PayPal employees participated in our annual employee engagement survey to inform future program enhancements.

•	Designed and implemented an enhanced DIE&B Strategy, which included:

–	Maintaining global gender pay equity and US ethnic pay equity for the fifth consecutive year.

–	Expanding our diverse hiring program and promoting inclusive learning opportunities.

–	Deployed over half of our $535 million commitment to support Black and underserved employees, businesses and customers.

•	Introduced new employee programs on financial education and earned wage access (access to earned income before pay date) to continue building towards the Company’s goal of increasing PayPal-defined estimated net disposable income (or the discretionary income remaining for our employees after taxes and typical living expenses are paid) to at least 20%.

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Environmental Sustainability

We announced PayPal’s commitment to addressing climate change, including:

•	Setting a long-term goal of reaching net-zero greenhouse gas (GHG) emissions by 2040.

2040 Setting a long-term goal of reaching net-zero greenhouse gas (GHG) emissions

•	Setting medium-term science-based targets to reduce operational GHG emissions 25% by 2025 (using a 2019 baseline).

•	Sourcing 75% of our supply chain spend from vendors with science-based targets by 2025.

•	We reached 98% renewable energy use in our data centers in 2020 and remain on track to meet our goal of achieving 100% by 2023.

We also engaged with employees through volunteer and educational events and worked to design new products and services to support environmental innovation for our customers and partners.

Responsible Business Practices

Actions we took include:

•	Achieving ISO 27001 certification for our Information Security Program.

100% Completion of annual compliance and ethics training

•	Hosting Privacy Awareness week to further employee education and Privacy-by-Design thinking.

•	Launching the PayPal Privacy Hub to support customer privacy choice and education, addressing two key components of our Data Protection Principles.

•	Completing PayPal’s first human rights saliency assessment aligned with the U.N. Guiding Principles on Business and Human Rights and other standards.

Human Capital Management

Global Talent Strategy

PayPal recognizes the fundamental importance of ensuring that we attract, recruit, retain and develop top global talent in order to create innovative products and services for our customers. We pursue our mission of democratizing financial services by building a global team of diverse employees who reflect the communities where we work and live and the diversity of the customers we serve. PayPal’s human capital management (global talent) strategy focuses on the full employee lifecycle, follows a pay-for performance compensation program and provides employees with comprehensive benefits and opportunities for development and advancement. The Board and senior management receive regular reports on our approach and results.

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Employee Engagement

PayPal conducts an annual employee engagement survey to gain direct insight from our global workforce on the Company’s culture, business and management perspectives, sense of belonging and approach to ongoing development and programmatic initiatives. Approximately 85 percent of PayPal’s global employees responded to the survey, with many scores above our benchmark of technology peers. For example, our employee engagement score (whether they would recommend PayPal as an employer to their peers and/or are happy at the Company) increased four points to 84, inspiration by mission and vision was up four points to 85 and intention to work at PayPal in two years rose five points to 82. We believe these improvements reflect the Company’s focus on supporting employee wellness and our global communities during the COVID-19 pandemic and efforts to act on the results of the 2019 survey, including improvements in communication and learning opportunities. The employee engagement survey also helps identify prospects for continuous improvement, including recognition and development programs, ongoing support for employee work-life balance and opportunities to improve efficiency.

Diversity, Inclusion, Equity & Belonging (“DIE&B”) Strategy

PayPal’s concerted efforts to create an enduring culture of belonging are foundational to executing an effective business strategy and retaining top global talent. We are focused on implementing a strategy to embed inclusive and equitable practices throughout the talent lifecycle, deepening a culture of inclusion and belonging across PayPal and aligning the enterprise-wide DIE&B strategy with PayPal’s business objectives and goals. These efforts are led by PayPal’s Global Head of DIE&B and an extended DIE&B team of experienced professionals using measurement and analytics to evaluate and map progress. In 2020, women accounted for 43% of our global workforce and in the U.S. 52% of our employees were of Asian, Black, LatinX or other ethnic backgrounds. In addition, we have instituted a Global DIE&B Roundtable consisting of representatives from across the business to strengthen, manage and institutionalize practices that support and accelerate DIE&B goals and activities. The Compensation Committee has committed to incorporating DIE&B considerations as part of the individual performance portion of our NEOs’ annual incentives under the AIP for 2021. Finally, to support this work across the Company’s offices and locations, PayPal supports eight employee resource groups (“ERG”) that drive engagement, champion DIE&B-related causes and activities and support our business and talent strategies. In 2020, nearly 6,000 employees across 115 global chapters were members of at least one ERG. PayPal is committed to continuing to build out this program. Our detailed DIE&B metrics appear in the annual Global Impact Report and related websites.

As we continue to evolve our ESG efforts, we’re committed to sharing progress through subsequent reports and updates. For further information and to access our current Global Impact Report, visit: https://investor.pypl.com/esg-strategy/default.aspx.

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Stock Ownership Information

The following tables set forth certain information with respect to (1) each stockholder known to us to be the beneficial owner of 5% or more of our common stock as of December 31, 2020, and (2) the beneficial ownership of our common stock by each director and director nominee, by each executive officer named in the 2020 Summary Compensation Table and by all executive officers and directors (including nominees) as a group as of the Record Date. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to these tables, the entities and individuals named in the tables have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Five Percent Owners of Common Stock

	Shares Beneficially Owned
Name and Mailing Address	Number	Percent
The Vanguard Group(1) 100 Vanguard Blvd., Malvern, PA 19355	93,070,530	7.94%
BlackRock, Inc.(2) 55 East 52nd Street, New York, NY 10055	82,362,813	7.00%

(1)	Based solely on information on Schedule 13G/A (Amendment No. 5) filed with the SEC on February 10, 2021. The Vanguard Group and certain related entities have shared voting power of 1,999,789 shares of the Company’s common stock, sole dispositive power of 87,891,549 shares of the Company’s common stock and shared dispositive power of 5,178,981 shares of the Company’s common stock.
(2)	Based solely on information on Schedule 13G/A (Amendment No. 3) filed with the SEC on February 5, 2021. BlackRock, Inc. has sole voting power of 71,144,208 shares of the Company’s common stock and sole dispositive power of 82,362,813 shares of the Company’s common stock.

Security Ownership of Executive Officers and Directors

	Shares Beneficially Owned(2)
Name(1)	Number	Percent
Daniel H. Schulman	364,755	*
John D. Rainey	107,845	*
Peggy Alford	33,882	*
Aaron Karczmer	38,800	*
A. Louise Pentland	60,677	*
Rodney C. Adkins	17,843	*
Jonathan Christodoro	24,087	*
John J. Donahoe	56,630	*
David W. Dorman	43,837	*
Belinda J. Johnson	17,199	*
Gail J. McGovern	19,141	*
Deborah M. Messemer	5,359	*
David M. Moffett	71,988	*
Ann M. Sarnoff	11,551	*
Frank D. Yeary	25,161	*
All Directors and Executive Officers as a Group (18) Persons(3)	1,202,203	*

*	Less than one percent
(1)	c/o PayPal Holdings, Inc., 2211 North First Street, San Jose, California 95131.
(2)	Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 30, 2021, and restricted stock units (“RSUs”) that are scheduled to vest within 60 days of March 30, 2021 are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding those options or RSUs, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 1,174,261,310 shares of common stock outstanding as of March 30, 2021.
(3)	Includes 40,749 shares subject to options exercisable within 60 days of March 30, 2021, and 148,336 RSUs scheduled to vest within 60 days of March 30, 2021.

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Information About Our Executive Officers

Executive Officer Biographies

Age 63 President and Chief Executive Officer In current position since July 2015	DANIEL H. SCHULMAN Biography Mr. Schulman’s biography is set forth on page 17 under the heading “Proposal 1 – Election of Directors – Director Biographies.”

Age 49 Executive Vice President, Global Sales In current position since March 2020

PEGGY ALFORD •

Biography

PayPal’s Senior Vice President, Core Markets, from March 2019 to March 2020.

Chief Financial Officer and Head of Operations for the Chan Zuckerberg Initiative, a philanthropic organization, from September 2017 to February 2019.

Held a variety of senior positions at PayPal from May 2011 to August 2017, including Senior Vice President, Core Markets; Senior Vice President of People Operations; Chief Operating Officer for Asia Pacific Region and Global Cross-Border Trade; and Vice President and Chief Financial Officer for the Americas Region.

Prior to joining PayPal in 2011, Ms. Alford worked at Rent.com, a national internet real estate listing service and former subsidiary of eBay Inc., where she served in positions of increasing responsibility, including President, General Manager and Chief Financial Officer.

Member of the Board of Directors of the Macerich Company (since June 2018) and Facebook, Inc. (since May 2019).

Diverse Ethnic Group	•	Woman

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Age 58 Executive Vice President, Chief Strategy, Growth and Data Officer In current position since January 2018

JONATHAN AUERBACH

Biography

PayPal’s Executive Vice President, Chief Strategy and Growth Officer, from September 2016 to January 2018.

PayPal’s Senior Vice President, Chief Strategy and Growth Officer, from July 2015 to September 2016.

CEO of Group Digital Life at Singapore Telecommunication Limited (Singtel), where he led the company’s global portfolio of digital businesses as well as its venture fund from September 2014 to May 2015.

Worked as a management consultant and held a variety of executive roles with McKinsey & Company, a global management consulting firm, from 1987 through 2014.

Member of the Board of Directors of Principal Financial Group since 2019.

Age 56 Executive Vice President, Chief Product Officer In current position since March 2020

MARK BRITTO

Biography

PayPal’s Executive Vice President of Global Sales and Credit, from February 2019 to March 2020.

PayPal’s Senior Vice President of Global Credit and Core Markets, from July 2017 to February 2019.

Co-founder and CEO of Boku, Inc., the world’s largest independent carrier billing company, from January 2009 to March 2014.

CEO of Ingenio, a service marketplace and performance advertising company, from July 2002 to December 2007, which he led to a 2007 acquisition by AT&T.

Senior Vice President of Worldwide Services and Sales at Amazon from May 1999 to June 2002, following the acquisition in 1999 of his first company, Accept.com, which served as the primary backbone of Amazon’s global payments platform.

Began his career in senior credit and risk management roles at leading national banks First USA and Bank of America.

Non-Executive Chair of Boku, Inc. since 2009.

Age 49 Chief Risk Officer and Executive Vice President, Risk and Platforms In current position since March 2020

AARON KARCZMER

Biography

PayPal’s Chief Risk Officer and Executive Vice President, Risk, Regulatory and Protection Services, from April 2017 to March 2020.

PayPal’s Senior Vice President, Chief Compliance and Ethics Officer, from September 2016 to March 2017.

PayPal’s Senior Vice President, Chief Compliance Officer, from May 2016 to September 2016.

Held a variety of leadership roles at American Express, from September 2007 to April 2016, including Senior Vice President, Deputy Chief Compliance Officer and Head of Global Financial Crime Compliance (from 2013 to April 2016); Vice President, Principal Compliance Leader, Enterprise Growth and Enterprise Compliance Risk Management (from May 2011 to January 2013); and Vice President, Financial Intelligence Unit – AML Enterprise Surveillance, Investigations & Technology (from September 2007 to May 2011).

Diverse Ethnic Group	•	Woman

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Age 48 Executive Vice President, Chief Business Affairs and Legal Officer In current position since September 2016

LOUISE PENTLAND •

Biography

PayPal’s Senior Vice President, Chief Legal Officer and Secretary, from September 2015 to September 2016.

PayPal’s Senior Vice President, General Counsel and Secretary, from July 2015 to September 2015.

Executive Vice President and Chief Legal Officer at Nokia Corporation, a multinational communications and information technology company, from July 2008 to July 2014.

Member of the Board of Directors of Hitachi Ltd. since 2015.

Age 50 Chief Financial Officer, Executive Vice President, Global Customer Operations In current position since January 2018

JOHN D. RAINEY

Biography

PayPal’s Executive Vice President, Chief Financial Officer, from September 2016 to January 2018.

PayPal’s Senior Vice President, Chief Financial Officer, from August 2015 to September 2016.

Executive Vice President and Chief Financial Officer at United Airlines, from April 2012 to July 2015.

Senior Vice President of Financial Planning and Analysis at United Continental Holdings, Inc. from October 2010 to April 2012.

Member of the Board of Directors of Nasdaq, Inc. since 2017.

Age 48 Executive Vice President, Chief Technology Officer In current position since January 2021

SRIPADA SHIVANANDA

Biography

PayPal’s Senior Vice President, Chief Technology Officer, from April 2016 to January 2021.

PayPal’s Vice President of Global Platform and Infrastructure from July 2015 to March 2016.

Served in positions of increasing responsibility at eBay Inc. ranging from a software engineer to Vice President of Global Platform and Infrastructure, from June 2002 until June 2015. Mr. Shivananda started his career at Deja.com, which was acquired by eBay.

Member of the Board of Directors of F5 Networks, Inc. since 2020.

Diverse Ethnic Group	•	Woman

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PROPOSAL 2:

Advisory Vote to Approve Named Executive Officer Compensation

Every year we ask our stockholders to vote on an advisory basis to approve the compensation paid to our named executive officers (“say-on-pay”), as described in the Compensation Discussion and Analysis and the compensation table sections of this proxy statement.

The Compensation Committee is committed to an executive compensation program that is transparent and simple, that appropriately incentivizes our executives and aligns with stockholder interests and external expectations, and that enables us to effectively compete for and win top talent so we can build the strongest possible leadership team for PayPal. The Compensation Committee believes the goals of our executive compensation program are appropriate and that the program is properly structured to achieve those goals. As you decide how to vote on this proposal, the Board encourages you to read the Compensation Discussion and Analysis and the compensation table sections of this proxy statement.

The Board recommends that stockholders vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2020 Summary Compensation Table and the other related tables and disclosures.”

This say-on-pay vote is advisory, and therefore not binding on the Company, the Board, or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders and will take into account the outcome of this vote in considering future compensation arrangements. We expect that the next say-on-pay vote will occur at PayPal’s 2022 annual meeting of stockholders.

THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 2.

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Compensation Discussion and Analysis

Named Executive Officers

This Compensation Discussion and Analysis (“CD&A”) describes the material compensation elements for each of PayPal’s named executive officers (“NEOs”) and provides an overview of the compensation policies and practices applicable to our NEOs.

2020 NEOs

Daniel H. Schulman	John D. Rainey	Peggy Alford	Aaron Karczmer	Louise Pentland
President and Chief Executive Officer	Chief Financial Officer and Executive Vice President, Global Customer Operations	Executive Vice President, Global Sales	Chief Risk Officer and Executive Vice President, Risk and Platforms	Executive Vice President, Chief Business Affairs and Legal Officer

Executive Summary

2020 Financial and Operational Performance Highlights

In 2020, we achieved record financial and operational performance across key performance metrics, including net new active accounts, total payment volume, revenue, non-GAAP Operating Margin and Free Cash Flow. Our revenue increased to over $21 billion. We added more than 72 million net new active accounts, ending the year with 377 million active consumer and merchant accounts. Our total payment volume increased to $936 billion and customer engagement grew to an average of 40.9 transactions per active account as we continued to scale our acceptance worldwide.

The strong secular trends of increasing e-commerce penetration and cash displacement accelerated, contributing to our record results. In addition, we innovated at scale, introducing more products and services in 2020 than we have in any year in our history. For example, we enabled U.S. customers to buy, hold and sell cryptocurrency directly from their PayPal accounts, launched short-term installment credit products and deployed QR code functionality in 28 markets globally to provide customers with a touch-free way to buy and sell in person, safely and securely.

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1	Non-GAAP Operating Margin and Free Cash Flow are not financial measures prepared in accordance with GAAP. For information on how we compute these non-GAAP financial measures and a reconciliation to the most directly comparable financial measures prepared in accordance with generally accepted accounting principles (“GAAP”), please refer to “Appendix A – Reconciliation of Non-GAAP Financial Measures” in this proxy statement.
2	Free Cash Flow for 2018 reflects the impact of held for sale accounting treatment in connection with the sale of the Company’s U.S. consumer credit receivables portfolio, which increased Free Cash Flow for 2018 by approximately $1.4 billion. Normalizing for this impact, Free Cash Flow for 2018 would have been approximately $3.3 billion.

For more information on our 2020 performance highlights, see the “Proxy Statement Summary – Our 2020 Key Highlights ” beginning on page 3.

2020 NEO Compensation Program Elements

For 2020, the Compensation Committee approved an executive compensation program based on our “pay for performance” philosophy that is designed to align our executive officers’ compensation with the key drivers of profitable growth. The ultimate goals of our executive compensation program are to properly incentivize and reward our executives for performance that exceeds expectations, provide transparency for our executives and our stockholders and position PayPal competitively to enable us to attract and retain highly capable leaders in an extremely competitive talent market.

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The following is an overview of the compensation program elements for our NEOs.

	Form of Payment	Performance Period	Performance Criteria	Objectives	For More Information
Salary	Cash	Ongoing	Alignment of salary with performance is evaluated on an annual basis	• Compensates for expected day-to- day performance • Rewards individuals’ current contributions • Reflects scope of roles and responsibilities	Page 47
Annual Incentive Plan (“AIP”)	75% Performance-Based Restricted Stock Units (“PBRSUs”)	One year	Revenue and Non-GAAP Operating Margin, with Net New Actives modifier

• Rewards successful annual performance

• Motivates achievement of short-term performance goals designed to enhance value of Company

• Significant equity portion to further align with stockholder interests

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	25% Cash	One year	Individual Performance
Long-Term Incentive Plan (“LTI”)	50% PBRSUs	Three years	FX-Neutral Revenue Compound Annual Growth Rate (“CAGR”) and Free Cash Flow CAGR	• Rewards successful achievement of three-year performance goals designed to enhance long-term value of Company • Intended to satisfy long-term retention objectives	Page 51
	50% Restricted Stock Units (“RSUs”)	Vests annually over three years	Service-based vesting; ultimate value based on stock price performance	• Rewards the creation of long-term value • Recognizes potential future contributions • Intended to satisfy long-term retention objectives	Page 53

Key Compensation Policies and Practices

We maintain the following policies and practices that we believe demonstrate our commitment to good governance and executive compensation best practices.

What We Do
Pay for performance	At least 50% of our NEOs’ Target Total Direct Compensation is performance-based and tied to pre-established performance goals aligned with our short-term and long-term objectives.
Rigorous performance goals	We use rigorous, objective performance-based company goals in our incentive plans.
Independent compensation consultant	The Compensation Committee engages its own independent compensation consultant to advise on executive and director compensation matters.
Annual compensation peer group review	The Compensation Committee annually reviews the composition of our compensation peer group to ensure the peer group remains appropriate in light of our size and industry.
Annual say-on-pay vote	We conduct an annual advisory say-on-pay vote on our NEO compensation.
Stockholder engagement	We are committed to ongoing engagement with our stockholders – including on executive compensation, corporate governance and ESG matters – through teleconferences, in-person meetings and correspondence.
Annual compensation risk assessment	We conduct an annual compensation risk assessment to ensure that our executive compensation program does not present any risks that are reasonably likely to have a material adverse effect on PayPal.
Clawback policy	The Compensation Committee can require forfeiture or reimbursement of incentive compensation paid or awarded to the NEOs in certain circumstances under our clawback policy.

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What We Do
Robust stock ownership guidelines	Our stock ownership guidelines require significant sustained ownership of PayPal common stock to align the long-term interests of our NEOs and non-employee directors with those of our stockholders and promote our commitment to sound corporate governance.
Prohibition of hedging and pledging transactions	Our insider trading policy, which applies to all Board members, officers and employees, prohibits the use of hedging and monetization transactions relating to our securities and the use of PayPal derivative securities as collateral in a margin account or for any loan or extension of credit. Board members and executive officers are prohibited, and all other employees are strongly discouraged, from pledging any PayPal securities as collateral for loans.

What We Don’t Do
No excise tax gross-ups on “change in control” payments	We do not provide our NEOs with any excise tax gross-ups or other payment or reimbursement of excise taxes on severance in connection with a change in control of PayPal.
No “single-trigger” CIC payments or acceleration of equity awards	We do not make “single-trigger” change-in-control payments or maintain any plans that require single-trigger change-in-control acceleration of equity awards to our NEOs upon a change in control of PayPal.
No tax gross-ups on perquisites	We do not provide our NEOs with any tax gross-ups on perquisites, other than in limited circumstances for business-related relocations and international business travel-related benefits that are under our control, at our direction, and deemed to benefit our business operations.
No discounting of stock options or repricing of underwater options	Our equity compensation plan expressly prohibits the discounting of the exercise price of stock options and the repricing of underwater stock options without stockholder approval.
No guaranteed bonuses	Our annual incentive plan is entirely performance-based, and our NEOs are not guaranteed any minimum levels of payment under that plan.

At our 2020 Annual Meeting of Stockholders, we received approximately 81% support of the votes cast on our say-on-pay proposal. Following the 2020 Annual Meeting, we engaged in proactive outreach efforts with investors representing approximately 63% of our common stock. For more information on our engagement efforts and feedback received through these conversations, please see “Corporate Governance – Stockholder Engagement”.

Executive Compensation Program Design

Our key guiding principle for executive compensation is to closely align the compensation of our executives with the creation of long-term value for our stockholders. We do so by tying a significant portion of our executives’ target total direct compensation opportunity to the Company’s performance.

In designing our executive compensation program, the Compensation Committee prioritizes four goals:

SIMPLICITY, TRANSPARENCY AND CLARITY	ONE TEAM	WINNING THE WAR FOR TALENT	INDIVIDUAL PERFORMANCE
Enable executives to see the direct link between Company and individual performance and pay, and enable stockholders to see the direct link between returns on their investment and pay outcomes for the executive team.	Maintain unified goals and objectives of the annual short- and long-term incentive programs for the entire executive leadership team to drive operational decisions and Company performance.	Recognize the unique FinTech space in which we compete and prioritize nimble and aggressive compensation strategies to attract and retain key talent.	Ensure compensation is commensurate with results, both on the upside and downside, and that leaders are held accountable for their performance, including with respect to risk and compliance within their respective organizations.

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Alignment of Compensation with Performance Results

Incentive Compensation

Based on our 2020 results for revenue, Non-GAAP Operating Margin and net new actives, the Compensation Committee determined that the Company performance component under the 2020 AIP would pay out at 200% of target. Based on the compound annual growth rates of FX-neutral revenue and Free Cash Flow for the three-year period of January 1, 2018 to December 31, 2020, the 2018-2020 performance-based restricted stock units also paid out at 200% of target. For more information on our incentive compensation programs, see “2020 Compensation Framework and Decisions.”

CEO Compensation and Performance Trends

The following chart demonstrates the alignment between our revenue, Indexed TSR and CEO pay (as reported in the “2020 Summary Compensation Table”) for fiscal years 2018 to 2020. Revenue is a key measure of our financial performance. Indexed TSR is defined as the total stockholder return on our common stock during the period from December 29, 2017 through December 31, 2020, assuming $100 was invested on December 29, 2017.

2020 Compensation Framework and Decisions

When designing our executive compensation program, the Compensation Committee assessed competitive market data obtained from the public filings of our compensation peer group companies and general industry data for comparable technology and financial companies that are included in proprietary third-party compensation surveys. For more information, see “Our Structure for Setting Compensation.”

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Base Salary

At the beginning of each year, the Compensation Committee reviews and approves each executive officer’s base salary for the year. In making its determinations, the Compensation Committee considered competitive market data and certain individual factors, including the executive’s individual performance, level of responsibility, breadth of knowledge and prior experience. Based on this review, the Compensation Committee determined not to make any changes in 2020 to the base salaries for our NEOs, other than an increase for Ms. Alford based on her promotion to Executive Vice President. The following table shows the 2020 annual base salary for each NEO.

NEO	Base Salary for 2020 ($)
Daniel H. Schulman	1,000,000
John D. Rainey	750,000
Peggy Alford	650,000
Aaron Karczmer	650,000
Louise Pentland	750,000

How We Determine Incentive Compensation

When deciding the target amount and forms of incentive compensation for our NEOs, the Compensation Committee considers the size and complexity of the NEO’s position and business unit or function, as well as the following factors (which we refer to as the “Incentive Compensation Factors”):

•	leadership;
•	performance against financial, strategic and operational objectives and performance measures;
•	defining and executing against strategy, roadmaps and budgets;
•	championing and advancing the Company’s set of core values of collaboration, inclusion, innovation and wellness;
•	organizational development and human capital management, including hiring, development and retention for the business unit or function and enhancing diversity and inclusion efforts;
•	driving innovation for the business unit or function; and
•	negotiating, closing and integrating or implementing strategic transactions and partnerships.

Individual performance was evaluated based on a holistic and subjective assessment of each individual NEO’s performance against these factors.

Annual Incentive Plan

The 2020 AIP provided each of our NEOs with the opportunity to earn annual incentive compensation based on Company performance and individual performance. The majority of our NEOs’ 2020 AIP awards is in the form of performance-based restricted stock units (“PBRSUs”), which are settled in shares of PayPal common stock, as described below.

The Compensation Committee believes that our executives’ annual incentives should be tied primarily to our overall Company performance, with individual compensation differentiated based on individual performance.

The following table sets forth the 2020 target annual incentive opportunity (the “Target Incentive Amount”) for each NEO, which is expressed as a percentage of the NEO’s 2020 base salary. Seventy-five percent (75%) of the Target Incentive Amount for each NEO was delivered in the form of PBRSUs with a one-year performance period, with the final payout to be determined based on Company performance for 2020; the remaining 25% of the Target Incentive Amount for each NEO was determined based on individual performance, to be delivered in cash, in each case as described below.

NEO	Annual Incentive Target as Percentage of Base Salary	Target Incentive Amount ($)	Target PBRSUs(1) (in Shares)	Target Cash ($)
Daniel H. Schulman	200%	2,000,000	12,916	500,000
John D. Rainey	100%	750,000	4,844	187,500
Peggy Alford	100%	650,000	4,198	162,500
Aaron Karczmer	100%	650,000	4,198	162,500
Louise Pentland	100%	750,000	4,844	187,500

(1)	The target number of PBRSUs was determined by dividing (i) the value of the target award allocated to the Company performance portion by (ii) the average closing price of PayPal common stock for a period of 30 consecutive trading days prior to the grant date (the “Average Closing Price”). The PBRSUs were granted on February 15, 2020.

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The actual amount of each NEO’s 2020 AIP award was determined by the following formula:

Company Performance Measures

In early 2020, the Compensation Committee selected the Company performance measures under the 2020 AIP to create strong alignment between Company performance and NEO annual incentive payouts.

Measure	Definition	Purpose
Revenue (50% Weighting)	Revenue, as reported in our Annual Report on Form 10-K.	The Compensation Committee believes that top-line growth is an important factor in stockholder value creation. Revenue is also a key financial metric that the Company uses internally to measure ongoing financial performance.
Non-GAAP Operating Margin (50% Weighting)	“Non-GAAP Operating Margin,” as described in “Appendix A – Reconciliations” in this proxy statement.	The Compensation Committee believes that Non-GAAP Operating Margin is an important measure of our performance because it measures profitability, reflects the Company’s revenue growth and expense management discipline, and is a key financial metric of core financial performance and business activities within our peer group. Non-GAAP Operating Margin is also a key financial metric that the Company uses internally to measure ongoing financial performance.
Net New Actives (“NNAs”) (potential modifier)	Measures the net change in the number of organic active customer accounts compared to target. NNAs measurement excludes the impact of any mergers and acquisitions.	The Compensation Committee believes that measuring NNAs reinforces the critical importance of growing our customer base to build for the future. The number of NNAs is also a key operational metric that the Company uses internally to measure ongoing performance.

The minimum threshold for either revenue or Non-GAAP Operating Margin would need to be met to trigger any payments under the Company performance component of the 2020 AIP. Revenue and Non-GAAP Operating Margin are weighted equally to determine the payout of the Company performance component of the 2020 AIP. The NNAs operational performance measure serves as a modifier that increases the Company performance payout by one percentage point for each 2.5 million increase of NNAs above the target. The maximum possible payout for the Company performance portion of the AIP is 200%.

The Compensation Committee established threshold, target and maximum performance goals for the revenue and Non-GAAP Operating Margin measures and a target goal for the NNAs measure, in January 2020 based primarily on our approved budget and operating plan for the year and full year guidance provided to the investment community. The table below shows the performance goals for the 2020 AIP, the actual performance achieved and the resulting payout percentage.

*	Linear interpolation applies to revenue and Non-GAAP Operating Margin for results between specific goals.

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Individual Performance Measures

To facilitate differentiation based on individual performance, 25% of the target incentive amount for our NEOs was based on an individual performance score ranging from 0% to 200% (the “Individual Performance Score”). At the beginning of 2020, the Compensation Committee discussed with Mr. Schulman the key factors for determining awards under the 2020 AIP, the NEOs’ expected contributions to that performance and the NEOs’ respective individual business objectives. In early 2021, Mr. Schulman presented to the Compensation Committee his assessment of each NEO’s individual performance during 2020 against their objectives for the year. The Compensation Committee assessed Mr. Schulman’s individual performance during 2020 against his objectives for the year.

The NEOs’ key accomplishments for 2020 are discussed below.

NEO	Key Accomplishments Against Objectives
Daniel H. Schulman

•  Provided strategic leadership and navigated the Company through the unprecedented challenges presented by the COVID-19 pandemic, including enhancing employee wellness initiatives and providing support to our communities and consumers.

•  Led PayPal to record performance across key financial and operating metrics.

•  Oversaw release of more products and services in 2020 than in any previous year, including new cryptocurrency services enabling U.S. customers to buy, hold and sell cryptocurrency directly from their PayPal account, installment credit options for customers and PayPal and Venmo QR code payment options for in-store contactless payments.

•  Led PayPal to implement employee financial wellness initiatives, which reduced cost of health care benefits to our lower-level employees, raised wages and introduced financial education and earned wage access programs.

•  Oversaw continued implementation of a set of values and core beliefs for PayPal to drive cultural change and create an environment centered on collaboration, inclusion, innovation and wellness.

John D. Rainey

•  Oversaw effort to enable Global Customer Operations, consisting of the Company’s customer service and operations functions, to work remotely to promote the health and safety of our workforce.

•  Drove significant productivity savings in Global Customer Operations through work redesign and the utilization of artificial intelligence throughout the customer services and operations functions.

•  Led our financial reporting, analysis and planning organization, including overseeing the Company’s internal control over financial reporting.

•  Accessed the public debt market and raised $4.0 billion in long-term debt.

•  Continued to implement programs and processes to facilitate cost savings and operational efficiencies across the business.

•  Executed financial plans designed to meet or exceed growth, margin and cash flow targets.

•  Successfully managed corporate capital allocation decisions consistent with creation of stockholder value.

•  Maintained a high level of integrity over financial reporting and led efforts to further enhance the control environment.

•  Led effective Investor Relations activities.

Peggy Alford

•  Led transformation of the Global Sales Organization, including streamlining roles across our markets, serving PayPal’s business segments and redesigning the sales compensation structure to drive the sales strategy.

•  Led a foundational build out of the sales enablement function and implemented strategies and initiatives to accelerate key deals.

•  Led sales organization to achieve sales targets despite COVID-19 pandemic impacts.

Aaron Karczmer

•  Continued to provide strong focus on ensuring a safe and secure work environment to protect our people, property and assets.

•  Further enhanced the Company’s unified data-driven approach to oversight for all risk disciplines, including global compliance, to help ensure that the Company meets its regulatory and business objectives.

•  Continued to strengthen our financial crimes unit’s capabilities to protect consumers and actively combat terrorism financing, firearms trafficking, child exploitation and human trafficking.

•  Oversaw front-line risk teams with direct global responsibility for managing fraud, brand and seller risk.

•  Strengthened the global entity management function designed to help forge stronger linkages between subsidiary legal entities and business units while meeting business priorities and regulatory expectations.

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NEO	Key Accomplishments Against Objectives
Louise Pentland

•  Led the Company-wide efforts to mobilize nearly all the Company’s workforce to remote work or take advantage of flexible work arrangements to promote their health and safety.

•  Led enhanced focus on employee wellness and took proactive steps to address employee needs, including frequent employee surveys, implementing a full crisis leave program, enhanced mental wellness programs and benefits and a “wellness day” program providing vacation days for the entire company.

•  Led enterprise-wide organizational transformations of Business Affairs and Human Resources organizations to streamline operations and developed a global but localized approach to employee relations.

•  Oversaw the Company’s human capital management strategy, including innovative programs and initiatives designed to advance employee financial wellness and foster DIE&B.

•  Oversaw the continued development of our ESG strategy and programs, including enhancements to governance and reporting.

•  Provided distinctive leadership and judgment in legal, employee and business matters.

In determining the Individual Performance Score for each NEO, the Compensation Committee, with Mr. Schulman’s input, conducted a thorough review of each NEO’s performance against their various business objectives, taking into account the relative importance of each objective to the Company. Mr. Schulman then recommended to the Compensation Committee each NEO’s Individual Performance Score other than his own. The Compensation Committee made a final determination, in its sole discretion, as to the Individual Performance Score for each NEO based on this review and Mr. Schulman’s recommendations. The Compensation Committee also reviewed Mr. Schulman’s performance and determined, in its sole discretion, the Individual Performance Score for Mr. Schulman. The Compensation Committee also included in its consideration each NEO’s risk and compliance ratings based on the risk and compliance reviews by, and independent observation and judgment of, the Company’s risk and compliance officers, as well as its own observations and assessments of the performance of each NEO and the Company.

2020 AIP Payments

The following table shows the 2020 AIP Payout for each NEO.

NEO	Target PBRSUs (in Shares)	x	Company Performance Score	=	2020 AIP PBRSU Payout (in Shares)(1)	+	Target Cash ($)	x	Individual Performance Score	=	2020 AIP Cash Payout ($)
Daniel H. Schulman	12,916		200%		25,832		500,000		200%		1,000,000
John D. Rainey	4,844		200%		9,688		187,500		175%		328,125
Peggy Alford	4,198		200%		8,396		162,500		200%		325,000
Aaron Karczmer	4,198		200%		8,396		162,500		200%		325,000
Louise Pentland	4,844		200%		9,688		187,500		200%		375,000
(1)	The PBRSUs vested on February 15, 2021, based on the Company Performance Score of 200%, and were settled in shares of PayPal common stock.

Long-Term Incentive Compensation

Long-Term Incentive Award Target Values

In making its determination on the long-term incentive (“LTI”) annual target values for the NEOs for 2020, the Compensation Committee set equity award guidelines and target levels for individual awards by position based on the following:

•	equity compensation practices of technology companies in our compensation peer group, as disclosed in their public filings (see “Our Compensation Peer Group” below for our 2020 peer group) and in proprietary third-party compensation surveys;
•	individual performance and potential;
•	the Incentive Compensation Factors (see “How We Determine Incentive Compensation”);
•	any expansion of scope of role and responsibilities; and
•	the need to retain qualified individuals in a highly competitive market for proven executive talent and based on their prospective contributions to the Company.

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The 2020 LTI awards for the NEOs were divided equally into (i) PBRSUs with a three-year performance period and (ii) service-based RSUs that vest ratably over three years. Based on the above guidelines, the Compensation Committee approved the following target 2020 LTI awards for the NEOs:

NEO	2020 Target LTI Grant Value ($)	2020 Target PBRSUs(1) (in Shares)	2020 Service-Based RSUs(1) (in Shares)
Daniel H. Schulman(2)	21,000,000	89,678	89,678
John D. Rainey	9,000,000	38,434	38,434
Peggy Alford	6,000,000	25,623	25,623
Aaron Karczmer(3)	7,500,000	32,028	32,028
Louise Pentland	9,000,000	38,434	38,434
(1)	The target number of PBRSUs and number of service-based RSUs granted were determined by dividing the total grant value of the award by the Average Closing Price. The PBRSUs and service-based RSUs were granted on March 1, 2020.
(2)	The Compensation Committee approved Mr. Schulman’s 2020 LTI annual target value based on his pay relative to the competitive compensation data and his strategic leadership of the Company and resulting Company performance, which included (i) setting new benchmarks for revenue, NNA accounts, transactions and engagement; (ii) strengthening our strategic positioning through a combination of innovation and strategic investments and partnerships, greatly bolstering our platform capabilities; and (iii) focusing on the long-term growth of our business by executing on a broad transformation of our culture and business model that strengthened and expanded our customer choice initiatives and partnerships across the ecosystem.
(3)	Mr. Karczmer’s LTI annual target value increased from 2019 to align his pay relative to internal and external peers and to reflect his role within the Company of providing leadership for our risk and compliance functions, including by continuing to enhance consumer protections and helping to ensure a safe and secure work environment.

Performance-Based Restricted Stock Units (PBRSUs)

In January 2020, the Compensation Committee approved the following structure for the multi-year PBRSUs granted in 2020 (the “2020-2022 PBRSUs”).

•	Three-year performance period from January 1, 2020, through December 31, 2022, to emphasize the importance of long-term, sustained strategic growth.
•	Awards to be settled in shares of PayPal common stock, subject to the Compensation Committee’s approval of the level of achievement against the pre-established goals for two performance measures: compound annual growth rate (“CAGR”) of “FX-Neutral” Revenue and CAGR of Free Cash Flow.

The performance measures are described below.

Performance Measures and Rationales

The Compensation Committee believes that measuring CAGR over the three-year performance period is an appropriate performance measure as it is aligned with our long-term goal of growing revenue and free cash flow.

The following table describes the two performance measures for the 2020-2022 PBRSUs and the Compensation Committee’s rationale for their selection.

Measure/Weighting	Definition	Purpose
FX-Neutral Revenue CAGR (50% weighting)	Revenue calculated on a fixed foreign exchange basis (referred to as “FX-Neutral”).	The Compensation Committee believes that the FX-Neutral Revenue measure makes our executive officers accountable for driving profitable growth while making appropriate tradeoffs between investments that increase future revenue growth and operating expense.
Free Cash Flow CAGR (50% weighting)	“Free Cash Flow” as described in “Appendix A – Reconciliations” in this proxy statement.	The Compensation Committee believes that the Free Cash Flow measure reinforces the importance of PayPal’s cash generation capability so we can finance continued growth and investment requirements and remain positioned to take advantage of inorganic growth opportunities.

PBRSU Mechanics and Targets

Each year, in establishing performance goals for the new three-year performance period, the Compensation Committee considers a number of key factors, including:

•	PayPal’s medium-term business plan;
•	medium-term outlook provided to investors;
•	PayPal’s strategic direction and initiatives;
•	historical performance and goals set for prior performance periods; and
•	potential extraordinary events that could have a disproportionate impact on the alignment of performance and compensation.

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The targets set by the Compensation Committee are intended to be rigorous and consistent with the medium-term outlook provided to the investment community and our medium-term business plan. The specific goals for the 2020-2022 PBRSUs are intended to be challenging but attainable to provide appropriate incentives for our executive officers to continue to grow our business. The Compensation Committee believes that achievement of maximum performance against the target levels would require sustained exceptional performance over the performance period.

The two LTI performance measures are independent. If either threshold goal is met, awards will be earned with respect to that performance measure based on the percentages shown in the table below. If the performance threshold for a measure is not met, there will be no payment attributable to that performance measure. No shares of PayPal common stock subject to the 2020-2022 PBRSUs will be awarded if neither performance threshold is met.

We do not disclose the specific performance goals for the 2020-2022 PBRSUs for competitive reasons. The performance targets and achievement levels for the 2018-2020 PBRSUs are shown below to provide insight into the rigor of the targets the Compensation Committee sets. For each measure, performance at the threshold level will result in a 50% payout, performance at the target level will result in a 100% payout and performance at the maximum level will result in a 200% payout. Linear interpolation is applied to performance between threshold, target and maximum levels.

Settlement of Previously Awarded 2018-2020 PBRSUs

The 2018-2020 PBRSUs were structured in the same manner and with the same performance measures as the 2020-2022 PBRSUs, but with different targets for the three-year performance period from January 1, 2018 to December 31, 2020.

The following chart shows the minimum, target and maximum vesting levels for FX-Neutral Revenue CAGR and Free Cash Flow CAGR set by the Compensation Committee at the beginning of the 2018-2020 performance period, the actual results for each measure and the corresponding percentage of target achieved.

(1)	For the 2018-2020 PBRSUs, the Compensation Committee approved adjustments to (i) FX-Neutral Revenue and Free Cash Flow for the impact of the Company’s agreement in 2017 to sell the U.S. consumer credit receivables portfolio to Synchrony Financial, and (ii) Free Cash Flow for the impact of the US Tax Cuts and Jobs Act of 2017.

The following table shows the number of shares of PayPal common stock earned and vested pursuant to the 2018-2020 PBRSUs for each NEO based on achievement of 200% of target.

NEO	Target PBRSUs (in Shares)	x	Percentage of Target Achieved	=	Number of Shares Earned
Daniel H. Schulman	113,173		200%		226,346
John D. Rainey	50,300		200%		100,600
Aaron Karczmer	31,437		200%		62,874
Louise Pentland	50,300		200%		100,600

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Restricted Stock Units

Our 2020 LTI awards also included service-based RSUs with a three-year annual vesting schedule, which aligns with the three-year performance period of the 2020-2022 PBRSUs. Service-based RSUs have value regardless of whether our stock price increases or decreases, and therefore help to secure and retain our executive officers and provide an appropriate incentive for them to remain with us during the vesting period.

Our Structure for Setting Compensation

Roles and Responsibilities

Compensation Committee

Our executive compensation program is designed and administered under the direction and control of the Compensation Committee, which is made up solely of independent directors. The Compensation Committee reviews and approves our overall executive compensation program, policies and practices, and sets the compensation of our executive officers, including our NEOs.

Compensation Consultant

The Compensation Committee’s independent compensation consultant provides advice and resources to help the Compensation Committee assess the effectiveness of our executive compensation strategy and program. The compensation consultant reports directly to the Compensation Committee, and the Compensation Committee has the sole power to terminate or replace the consultant at any time. Compensia has served as the Compensation Committee’s independent compensation consultant since 2016.

The Compensation Committee directed Compensia to help members of management obtain the information necessary for management to formulate recommendations to the Compensation Committee, which are evaluated by Compensia. A representative of Compensia also attends Compensation Committee meetings, in executive session with no members of management present, and meets with the chair and members of the Compensation Committee outside of regular meetings.

As part of its engagement in 2020, Compensia provided an environmental scan of executive compensation, evaluated our compensation peer group composition, evaluated executive cash and equity compensation levels at our compensation peer group companies, reviewed proposed compensation adjustments and changes to existing arrangements, advised on the framework for our annual and long-term incentive awards, assessed executive perquisites relative to peer and broader market practices and reviewed the compensation of our non-employee directors. Compensia did not provide any other services to us in 2020.

Recognizing the importance of objective advice, the Compensation Committee closely examines the procedures and safeguards of its compensation consultant to ensure that its services are objective. The Compensation Committee has assessed the independence of Compensia pursuant to the applicable Nasdaq listing standards and SEC rules and concluded that Compensia’s work for the Compensation Committee does not raise any conflict of interest.

CEO and The Human Resources Department

The Compensation Committee works with members of our management team, including Mr. Schulman and Ms. Pentland, to formulate the specific plan and award designs, including performance measures and performance target levels, necessary to align our executive compensation program with our business objectives and strategies.

Our CEO reviews with the Compensation Committee his performance evaluations of each of our other NEOs together with his recommendations regarding base salary adjustments, annual incentive awards and long-term incentives to ensure that the Compensation Committee’s decisions reflect our financial and operational results as well as individual performance. The Compensation Committee makes all final decisions regarding the compensation of our NEOs.

While certain members of management attended the meetings of the Compensation Committee in 2020 by invitation, they did not attend executive sessions of the meetings or the portion of Compensation Committee meetings during which their own compensation was discussed.

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Our Compensation Peer Group

Our compensation peer group is made up of technology companies and financial companies. This mix is intended to provide the Compensation Committee with insight into the differences across these two sectors in which we generally compete for executive talent.

In deciding whether a company should be included in our compensation peer group, the Compensation Committee generally considers the following screening criteria:

•	revenue;

•	market capitalization;

•	historical growth rates;

•	primary line of business;

•	whether the company has a recognizable and well-regarded brand; and

•	whether we compete with the company for talent.

Each member of the peer group was chosen based on one or more of the factors listed, but not all factors were relevant for every peer company. While some of our compensation peer group members may be significantly larger than PayPal in terms of revenue or market capitalization, the Compensation Committee has determined that such companies should be included in the peer group primarily because we compete with them for talent – particularly in the competitive San Francisco Bay Area talent market.

Our compensation peer group for 2020 was composed of 12 technology companies (which generally are companies with which we directly compete for talent) and eight financial companies (which generally are companies with which we compete for talent and that more closely match our financial performance). There were no changes in our compensation peer group from our 2019 peer group.

PEER GROUP COMPANIES
Adobe Systems Incorporated	Mastercard Incorporated
Alphabet Inc. (Google Inc.)	Netflix, Inc.
Amazon.com, Inc.	Oracle Corporation
American Express Company	Salesforce.com, Inc.
Apple Inc.	Square, Inc.
Discover Financial Services	Symantec Corporation
Facebook, Inc.	The Western Union Company
First Data Corporation	Twitter, Inc.
Global Payments Inc.	Visa Inc.
Intuit Inc.	Worldpay, Inc. (Vantiv, Inc.)
Technology Companies	Financial Companies

In contemplating our executive compensation program for 2020 and going forward, the Compensation Committee considered the compensation programs of our compensation peer group as well as our goals of rewarding performance and retaining core top talent. We also compare our performance against the performance of companies in our compensation peer group that we believe they have relatively comparable business models. Our executive compensation program is generally designed to roughly parallel the programs of members of our compensation peer group because our employees have historically been recruited by these competitors.

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Other Compensation Elements

Ms. Alford – 2019 New Hire Bonus

Ms. Alford recommenced employment with the Company in March 2019. Pursuant to the terms of her offer letter, Ms. Alford was offered a new hire bonus in the amount of $2,700,000, of which she received $1,175,000 in 2020. The final payment of Ms. Alford’s new hire bonus, in the amount of $250,000, was paid at the beginning of 2021. Ms. Alford is obligated to repay to the Company a prorated portion of the total new hire bonus (based on her time of service to the Company) if she voluntarily resigns or if her employment is terminated involuntarily with cause within three years of her employment commencement.

Deferred Compensation

The PayPal Holdings, Inc. Deferred Compensation Plan (“DCP”), our non-qualified deferred compensation plan, provides our U.S.-based executive officers the opportunity to defer compensation in excess of the amounts that are legally permitted to be deferred under our tax-qualified 401(k) savings plan (the “401(k) Plan”). Each of the 401(k) Plan and the DCP allows participants to set aside tax-deferred amounts. The Compensation Committee believes the opportunity to defer compensation is a competitive benefit that enhances our ability to attract and retain talented executives while building plan participants’ long-term commitment to the Company. The investment return on the deferred amounts is linked to the performance of a range of market-based investment choices. None of our NEOs participated in or had a balance in the DCP during 2020.

Other Benefits

We provide certain executive officers with perquisites and other personal benefits that the Compensation Committee believes are reasonable and consistent with our overall executive compensation program and philosophy and that will help us attract and retain these executive officers, as set forth below. The Compensation Committee periodically reviews the levels of these benefits provided to our executive officers.

CEO Security Program

We maintain a comprehensive security policy, and we may determine that in certain circumstances, certain executive officers should be required to have personal security protection. We require these executives to accept such personal security protection because we believe it is in the best interests of the Company and our stockholders that our executives and their family members not be vulnerable to security threats.

Because PayPal is a highly visible company, the Compensation Committee authorized a CEO security program for Mr. Schulman to address safety concerns, which include specific threats to his safety arising directly as a result of his position as our President and CEO. We paid to procure, install and maintain personal residential security measures for Mr. Schulman and for the costs of security personnel during personal travel. In addition, the Compensation Committee has approved Mr. Schulman’s use of our corporate aircraft for personal travel in connection with his overall security program.

We believe the costs of this overall security program are reasonable, appropriate and benefit the Company. Although we do not consider Mr. Schulman’s overall security program to be a perquisite for his benefit for the reasons described above, the costs related to personal security measures for Mr. Schulman at his residence and during personal travel, as well as the costs of our corporate aircraft for personal travel, are reported in the “All Other Compensation” column in the 2020 Summary Compensation Table below.

Other Compensation Practices and Policies

Stock Ownership Guidelines

Our Board has adopted robust stock ownership guidelines designed to closely align the interests of our executive officers with the long-term interests of our stockholders. Under these guidelines, our executive officers are required to achieve ownership of our common stock valued at the following multiple of their annual base salary, as applicable:

•	CEO – six times base salary

•	EVPs – three times base salary

Each executive officer is expected to meet the applicable guideline level within five years of becoming subject to these requirements, and to continuously own sufficient shares to meet the guideline level for as long as he or she remains an executive officer.

Executive officers who have not yet satisfied their applicable guideline level are required to retain 25% of the net shares of our common stock that they receive as the result of the exercise, vesting, or payment of any equity awards granted to them.

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Shares that count towards satisfaction of the stock ownership guidelines include the following:

•	shares owned outright by the executive officer or immediate family members residing in the same household;

•	shares held in trust for the benefit of the executive officer or their immediate family members; and

•	deferred shares and vested deferred stock units, deferred restricted stock units, or deferred performance stock units that may only be settled in shares of our common stock.

Our stock ownership guidelines are available in the governance section of our Investor Relations website at https://investor.pypl.com/governance/governance-overview/default.aspx.

Hedging and Pledging Policy

Our insider trading policy prohibits all Board members, officers and employees from entering (directly or indirectly) into any hedging or monetization transactions relating to our securities, including prepaid variable forward contracts, equity swaps, collars and exchange funds, or any other transaction that hedges or offsets, or is designed to hedge or offset, any decrease in the market value of PayPal securities owned directly or indirectly by such person. Additionally, Board members, officers and employees are prohibited from using PayPal derivative securities as collateral in a margin account or for any loan or extension of credit, or otherwise trading in any instrument relating to the future price of our securities, such as a put or call option, futures contract, short sale (including a short sale “against the box”), collar, or other derivative security. Our insider trading policy also prohibits all Board members and executive officers from pledging our common stock as collateral for loans. Other employees are strongly discouraged from pledging PayPal securities as collateral for loans.

Clawback Policy

We have a clawback policy that applies to incentive compensation (including cash or equity-based awards) paid or awarded to any NEO or other officer in a vice president or more senior position (“covered employees”). The occurrence of any of the following events will trigger the policy:

•	a covered employee materially violates our Code of Conduct;

•	a covered employee causes material financial or reputational harm to the Company; or

•	a material restatement of all or a portion of our financial statements due to a supervisory or other failure by a covered employee in a senior vice president (or more senior) position or any covered employee who is a vice president in the Company’s finance function.

The clawback policy provides that the Compensation Committee will determine in its discretion whether any of the above triggering events has occurred, and if so, whether to require the full or partial forfeiture and/or repayment of any incentive compensation covered by the policy based on the facts and circumstances. The forfeiture and/or repayment may include the following:

•	any incentive compensation that is greater than the amount that would have been paid to the covered employee had the triggering event been known;

•	any outstanding or unpaid incentive compensation, whether vested or unvested, that was awarded to the covered employee; and/or

•	any incentive compensation that was paid to or received by the covered employee (including gains realized through the exercise of stock options) during the 12-month period preceding the date on which we had actual knowledge of the triggering event or the full impact of the triggering event was known (or such longer period of time as may be required by any applicable statute or government regulation).

Severance and Change in Control Provisions

In December 2019, the Compensation Committee approved the PayPal Holdings, Inc. Executive Change in Control and Severance Plan (the “Executive Severance Plan”). The Executive Severance Plan replaced and superseded all prior plans and agreements providing for severance payments and benefits, including those included in individual agreements and severance plans. Under the Executive Severance Plan, each NEO is eligible to receive payments and benefits in the event of certain terminations of employment, including a termination of employment by the Company without cause or by the executive for good reason. No payments or benefits are provided under the Executive Severance Plan if there is a change in control of the Company without an accompanying qualifying termination of employment (i.e., we do not provide any “single-trigger” payments). We do not provide any of our NEOs with any excise tax “gross-ups” or other payment or reimbursement of excise taxes on severance or other payments in connection with a change in control of the Company.

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The Compensation Committee believes that the Executive Severance Plan is essential to fulfill our objective of recruiting, retaining and developing key, high-quality management talent in a competitive market because these arrangements provide reasonable protection to executives in the event they are not retained under specific circumstances. The Executive Severance Plan is also intended to facilitate changes in the leadership team by setting terms for the termination of the employment of an NEO in advance, which allows for a smooth transition of responsibilities when it is deemed to be in the best interest of the Company. The change in control provisions in the Executive Severance Plan are intended to allow our executives to focus their attention on our business operations despite the potentially disruptive impact of a proposed change-in-control transaction, to assess takeover bids objectively without regard to the potential impact on their individual job security and to allow for a seamless transition in the event of a change in control of the Company. These considerations are especially important in light of the executives’ key leadership roles.

See “Potential Payments Upon Termination or Change in Control” below for a description of these arrangements and the estimated payments and benefits payable under the Executive Severance Plan.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code (as amended, “Section 162(m)”) generally limits tax deductibility of compensation paid by a public company to its chief executive officer and certain other executive officers in any year to $1 million in the year compensation becomes taxable to the executive officer. Prior to the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), certain compensation was exempt from this deduction limit to the extent it met the requirements to be considered “qualified performance-based compensation.” The Tax Act eliminated that exemption and expanded the list of executives covered by the limitations on deductibility under Section 162(m) to include, among others, the public company’s chief financial officer. The new rules generally apply to taxable years beginning after December 31, 2017, but provide an exception for compensation provided pursuant to a written binding contract in effect on November 2, 2017, that has not subsequently been modified in any material respect. While the Compensation Committee has historically used the requirements of Section 162(m) as a guideline, deductibility is not the sole factor it considers in assessing the appropriate levels and types of executive compensation. Accordingly, the Compensation Committee will award non-deductible compensation where it believes doing so is in our and our stockholders’ best interests.

We account for stock-based compensation in accordance with FASB ASC Topic 718, which requires us to recognize compensation expense for share-based payments, including stock options, restricted stock units, performance-based restricted stock units, shares of Company common stock and other forms of equity compensation.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on its review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s 2020 Annual Report on Form 10-K.

The Compensation Committee of the Board

David W. Dorman (Chair)
Jonathan Christodoro
Gail J. McGovern

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Compensation Tables

2020 Summary Compensation Table

The following table summarizes the total compensation earned by each of our NEOs for the fiscal year ended December 31, 2020 and, to the extent required under SEC rules, the fiscal years ended December 31, 2018 and December 31, 2019.

Name and Principal Position(a)	Year(b)	Salary ($)(c)(1)	Bonus ($)(d)		Stock Awards ($)(e)	Option Awards ($)(f)	Non-Equity Incentive Plan Compensation ($)(g)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(h)	All Other Compensation ($)(i)	Total ($)
Daniel H. Schulman	2020	1,038,462	—		20,957,193	—	1,000,000	—	366,417	23,362,072
President and	2019	1,000,000	—		23,854,743	—	750,000	—	220,730	25,825,473
Chief Executive Officer	2018	1,000,000	—		35,275,516	—	875,000	—	614,072	37,764,588
John D. Rainey	2020	778,846	—		8,896,739	—	328,125	—	11,400	10,015,110
Chief Financial Officer and	2019	750,000	—		10,139,564	—	281,250	—	11,200	11,182,014
Executive Vice President,	2018	721,154	—		8,463,911	—	328,125	—	11,000	9,524,190
Global Customer Operations
Peggy Alford	2020	653,846	1,175,000	(2)	6,050,368	—	325,000	—	11,400	8,215,614
Executive Vice President,
Global Sales
Aaron Karczmer	2020	675,000	—		7,433,719	—	325,000	—	11,400	8,445,119
Chief Risk Officer and	2019	650,000	—		7,938,645	—	243,750	—	11,200	8,843,595
Executive Vice President,
Risk and Platforms
Louise Pentland	2020	778,846	—		8,896,739	—	375,000	—	11,400	10,061,985
Executive Vice President,	2019	750,000	—		10,139,564	—	281,250	—	14,200	11,185,014
Chief Business Affairs	2018	713,942	—		8,463,911	—	328,125	—	11,000	9,516,978
and Legal Officer

(1)	The total salary amounts reported are higher than annual base salaries for 2020 due to the inclusion of an extra pay period in 2020.
(2)	This amount represents the new hire bonus offered to Ms. Alford when she recommenced employment with the Company in March 2019. For more information, see “Compensation Discussion and Analysis – Compensation Framework – Other Compensation Elements – Ms. Alford – 2019 New Hire Bonus”.

Stock Awards – Column (e)

Amounts shown represent the grant date fair value of RSUs and PBRSUs (including PBRSUs under the Company’s annual incentive plan for 2020 (the “2020 AIP”)) granted to each of our NEOs as computed in accordance with FASB ASC Topic 718. The grant date fair value of RSUs is determined using the fair value of the underlying common stock on the grant date.

The assumptions used by the Company in calculating the grant date fair value of the stock awards are incorporated herein by reference to Note 15 to the consolidated financial statements contained in the Company’s 2020 Annual Report on Form 10-K (the “2020 Form 10-K”). The estimated fair value of PBRSUs is calculated based on the probable outcome of the performance measures for the applicable performance period as of the grant date of the award for accounting purposes.

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Assuming the highest level of performance is achieved under the applicable performance measures for the 2020 AIP PBRSUs and the 2020-2022 PBRSUs, the maximum possible value of the awards using the fair value of the underlying common stock on the date that the awards were granted for accounting purposes is presented below:

Name	Maximum Value of 2020 AIP PBRSUs (as of Grant Date for Accounting Purposes) ($)	Maximum Value of 2020-2022 PBRSUs (as of Grant Date for Accounting Purposes) ($)
Mr. Schulman	3,177,078	19,368,654
Mr. Rainey	1,191,527	8,300,975
Ms. Alford	1,032,624	5,534,056
Mr. Karczmer	1,032,624	6,917,407
Ms. Pentland	1,191,527	8,300,975

Non-Equity Incentive Plan Compensation – Column (g)

Amounts represent cash (non-equity) performance-based compensation earned under the individual performance portion of the 2020 AIP. The Company performance portion of the annual incentive payout was delivered in PBRSUs and is reflected in the “Stock Awards” column. See “Compensation Discussion and Analysis – 2020 Compensation Framework and Decisions – Annual Incentive Plan” for a more detailed discussion.

All Other Compensation – Column (i)

The dollar amounts for each perquisite and each other item of compensation shown in the “All Other Compensation” column and in this footnote represent the Company’s incremental cost of providing the perquisite or other benefit to our NEOs, net of any amounts reimbursed by our NEOs, and are valued based on the amounts accrued for payment or paid to the service provider or NEO, as applicable. See “Compensation Discussion and Analysis – Other Compensation Elements – Other Benefits” for additional details on these benefits. Amounts include the following perquisites and other compensation provided to our NEOs in 2020.

Name	401(k) Match(1) ($)	Perquisites and Other Benefits ($)		Total ($)
Mr. Schulman	11,400	355,017	(2)	366,417
Mr. Rainey	11,400	—		11,400
Ms. Alford	11,400	—		11,400
Mr. Karczmer	11,400	—		11,400
Ms. Pentland	11,400	—		11,400

(1)	Represents the Company 401(k) Plan matching contributions.
(2)	Represents costs related to Mr. Schulman’s overall security program, which consisted of the following:
	•	Costs of $216,507 related to the procurement, installation and maintenance of personal residential security measures for Mr. Schulman.
	•	Costs of $138,510 related to personal use of our corporate aircraft, calculated based on the incremental cost to the Company. Includes fuel costs, landing and parking fees, in-flight catering, crew expenses, en route navigation fees and international handling fees, as applicable.

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2020 Grants of Plan-Based Awards Table

The following table sets forth information regarding grants of plan-based awards to each of our NEOs for the fiscal year ended December 31, 2020.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards:	All Other Option Awards:	Exercise
Name(a)	Approval Date(b)	Grant Date(c)	Threshold ($)(d)	Target ($)(e)	Maximum ($)(f)	Threshold (#)(g)	Target (#)(h)	Maximum (#)(i)	Number of Shares of Stock or Units(3) (#)(j)	Number of Securities Underlying Options (#)(k)	or Base Price of Option Awards ($/Sh)(l)	Grant Date Fair Value(4) ($)(m)
Daniel H. Schulman
2020 AIP – Cash			—	500,000	1,000,000	—	—	—	—	—	—	—
2020 AIP – PBRSUs	1/15/2020	2/15/2020	—	—	—	3,229	12,916	25,832	—	—	—	1,588,539
2020-2022 PBRSUs	1/15/2020	3/1/2020	—	—	—	22,420	89,678	179,356	—	—	—	9,684,327
RSUs	1/15/2020	3/1/2020	—	—	—	—	—	—	89,678	—	—	9,684,327
John D. Rainey
2020 AIP – Cash			—	187,500	375,000	—	—	—	—	—	—	—
2020 AIP – PBRSUs	1/15/2020	2/15/2020	—	—	—	1,211	4,844	9,688	—	—	—	595,764
2020-2022 PBRSUs	1/15/2020	3/1/2020	—	—	—	9,609	38,434	76,868	—	—	—	4,150,488
RSUs	1/15/2020	3/1/2020	—	—	—	—	—	—	38,434	—	—	4,150,488
Peggy Alford
2020 AIP – Cash			—	162,500	325,000	—	—	—	—	—	—	—
2020 AIP – PBRSUs	1/15/2020	2/15/2020	—	—	—	1,050	4,198	8,396	—	—	—	516,312
2020-2022 PBRSUs	1/15/2020	3/1/2020	—	—	—	6,406	25,623	51,246	—	—	—	2,767,028
RSUs	1/15/2020	3/1/2020	—	—	—	—	—	—	25,623	—	—	2,767,028
Aaron Karczmer
2020 AIP – Cash				162,500	325,000	—	—	—	—	—	—	—
2020 AIP – PBRSUs	1/15/2020	2/15/2020	—	—	—	1,050	4,198	8,396	—	—	—	516,312
2020-2022 PBRSUs	1/15/2020	3/1/2020	—	—	—	8,007	32,028	64,056	—	—	—	3,458,704
RSUs	1/15/2020	3/1/2020	—	—	—	—	—	—	32,028	—	—	3,458,704
Louise Pentland
2020 AIP – Cash			—	187,500	375,000	—	—	—	—	—	—	—
2020 AIP – PBRSUs	1/15/2020	2/15/2020	—	—	—	1,211	4,844	9,688	—	—	—	595,764
2020-2022 PBRSUs	1/15/2020	3/1/2020	—	—	—	9,609	38,434	76,868	—	—	—	4,150,488
RSUs	1/15/2020	3/1/2020	—	—	—	—	—	—	38,434	—	—	4,150,488
(1)	The amounts shown represent potential non-equity incentive plan awards under the individual performance portion of the 2020 AIP. Maximum amounts represent 200% of the NEO’s target bonus opportunity under the 2020 AIP. For more information on the 2020 AIP, see “Compensation Discussion and Analysis –2020 Compensation Framework and Decisions – Annual Incentive Plan.”
(2)	The amounts shown in the “2020 AIP – PBRSUs” row represent the AIP PBRSUs granted in 2020 under our Amended and Restated 2015 Equity Incentive Award Plan (the “Equity Plan”) for the Company performance portion of the 2020 AIP. Amounts shown in the “Threshold” column represent 25% of the target number of shares, which represents the threshold performance of one of the two primary performance metrics. Awards are capped at the maximum of 200% of the target number of shares. The 2020 AIP PBRSUs vested on February 15, 2021 based on continued service through such date and Company performance during fiscal year 2020. For more information on the 2020 AIP, see “Compensation Discussion and Analysis – 2020 Compensation Framework and Decisions – Annual Incentive Plan.”
The amounts shown in the “2020-2022 PBRSUs” row represent the 2020-2022 PBRSUs granted in 2020 under the Equity Plan. Amounts shown in the “Threshold” column represent 25% of the target number of shares, which represents the threshold performance of one of the two performance metrics. Awards are capped at the maximum of 200% of the target number of shares. The 2020-2022 PBRSUs will vest based on performance over the 2020-2022 performance period. See “Compensation Discussion and Analysis – 2020 Compensation Framework and Decisions – Long-Term Incentive Compensation” for more information.
(3)	The amounts shown represent service-based RSUs granted in 2020 under the Equity Plan. These RSUs become fully vested over three years, with 33 1/3% vesting on the first, second and third anniversaries of the date of grant. See “Compensation Discussion and Analysis – 2020 Compensation Framework and Decisions –Long-Term Incentive Compensation” for more information.
(4)	Represents the grant date fair value determined in accordance with FASB ASC Topic 718. The grant date fair value was calculated by multiplying the closing price of the underlying common stock on the date of grant by the number of stock awards granted. For the 2020 AIP PBRSUs and the 2020-2022 PBRSUs, the grant date fair value assumes the probable outcome of the performance conditions applicable thereto. See “Stock Awards – Column (e)” under the “2020 Summary Compensation Table” for more information. The assumptions used by the Company in calculating the grant date fair value of the stock awards are incorporated herein by reference to Note 15 to the consolidated financial statements contained in the 2020 Annual Report on Form 10-K.

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2020 Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information regarding outstanding equity awards for each of our NEOs as of December 31, 2020.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Stock Award Grant Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Daniel H. Schulman							37,723	(2)	8,834,727	3/1/2018
							379,110	(7)	88,787,562	4/1/2018
							75,192	(2)	17,609,966	3/1/2019
							89,678	(2)	21,002,588	3/1/2020
							12,916	(3)	3,024,927	2/15/2020
											113,173	(4)	26,505,117
											112,790	(5)	26,415,418
											89,678	(6)	21,002,588
John D. Rainey							16,766	(2)	3,926,597	3/1/2018
							32,225	(2)	7,547,095	3/1/2019
							38,434	(2)	9,001,243	3/1/2020
							4,844	(3)	1,134,465	2/15/2020
											50,300	(4)	11,780,260
											48,339	(5)	11,320,994
											38,434	(6)	9,001,243
Peggy Alford							29,287	(2)	6,859,015	4/15/2019
							14,643	(2)	3,429,391	4/15/2019
							25,623	(2)	6,000,907	3/1/2020
							4,198	(3)	983,172	2/15/2020
											21,966	(5)	5,144,437
											25,623	(6)	6,000,907
Aaron Karczmer							10,478	(2)	2,453,948	3/1/2018
							25,064	(2)	5,869,989	3/1/2019
							32,028	(2)	7,500,958	3/1/2020
							4,198	(3)	983,172	2/15/2020
											31,437	(4)	7,362,545
											37,597	(5)	8,805,217
											32,028	(6)	7,500,958
Louise Pentland							16,766	(2)	3,926,597	3/1/2018
							32,225	(2)	7,547,095	3/1/2019
							38,434	(2)	9,001,243	3/1/2020
							4,844	(3)	1,134,465	2/15/2020
											50,300	(4)	11,780,260
											48,339	(5)	11,320,994
											38,434	(6)	9,001,243

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(1)	Market value is calculated based on $234.20 per share, the closing price of our common stock on December 31, 2020.
(2)	Becomes fully vested over three years, with one-third (33 1/3%) vesting on the first, second and third anniversaries of the date of grant.
(3)	Represents unvested PBRSUs under the 2020 AIP granted in 2020, subject to the achievement of the performance goals over the one-year performance period from January 1, 2020 through December 31, 2020. Following the performance period, these RSUs became fully vested on February 15, 2021 based on Company performance.
(4)	The amounts reported in this row are based on achieving target performance goals for the 2018-2020 PBRSU awards granted in 2018, as performance for the 2018-2020 performance period is measured on a cumulative basis and is not determinable until the end of the three-year performance period. The PBRSU awards vest based on the Company’s performance over the three-year performance period with respect to the FX-Neutral Revenue CAGR and Free Cash Flow CAGR goals. The PBRSUs earned based on Company performance became fully vested on March 1, 2021.
(5)	The amounts reported in this row are based on achieving target performance goals for the 2019-2021 PBRSU awards granted in 2019, as performance for the 2019-2021 performance period is measured on a cumulative basis and is not determinable until the end of the three-year performance period. The PBRSU awards vest based on the Company’s performance over the three-year performance period with respect to the FX-Neutral Revenue CAGR and Free Cash Flow CAGR goals. PBRSUs earned based on Company performance will become fully vested on March 1, 2022, subject to the NEO’s continued employment through the vesting date.
(6)	The amounts reported in this row are based on achieving target performance goals for the 2020-2022 PBRSU awards granted in 2020, as performance for the 2020-2022 performance period is measured on a cumulative basis and is not determinable until the end of the three-year performance period. The PBRSU awards vest based on the Company’s performance over the three-year performance period with respect to the FX-Neutral Revenue CAGR and Free Cash Flow CAGR goals. PBRSUs earned based on Company performance will become fully vested on March 1, 2023, subject to the NEO’s continued employment through the vesting date.
(7)	Represents 100% of the PBRSUs granted to Mr. Schulman (the “CEO PSU Award”), which were earned based on the achievement of PayPal stock price targets during a five-year performance period. One-third of the CEO PSU Award vested on the third anniversary of the grant date and the remaining portion will vest ratably on the fourth and fifth anniversaries of the grant date, subject to Mr. Schulman’s continued employment through the applicable vesting date.

2020 Option Exercises and Stock Vested Table

The following table sets forth the number of shares acquired, and the value realized, upon exercise of stock options and the vesting of stock awards by each of our NEOs for the fiscal year ended December 31, 2020.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Daniel H. Schulman	—	—	522,311	$56,741,280
John D. Rainey	—	—	182,812	$19,868,213
Peggy Alford	—	—	25,413	$2,795,146
Aaron Karczmer	—	—	143,521	$15,608,348
Louise Pentland	—	—	182,812	$19,868,213

2020 Non-Qualified Deferred Compensation

All NEOs are eligible to participate in the PayPal Holdings, Inc. Deferred Compensation Plan (the “DCP”); however, none of our NEOs participated in the DCP in 2020. For more information, see “Compensation Discussion and Analysis – Other Compensation Elements – Deferred Compensation”.

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Potential Payments Upon Termination or Change in Control Table

The following table, footnotes and narrative set forth our payment obligations pursuant to the compensation arrangements for each of our NEOs, under the circumstances described below, assuming that their employment was terminated or a change in control occurred on December 31, 2020. Because our executive compensation program is heavily weighted towards equity-based compensation, a significant percentage of the compensation to be received by our NEOs upon a termination of employment under the circumstances described below relates to the settlement of outstanding equity awards. Please see the 2020 Outstanding Equity Awards at Fiscal Year-End Table above for further information regarding outstanding equity awards granted to the NEOs in 2020 and in prior years.

Name	Voluntary Termination or Retirement ($)(a)(1)(2)	Involuntary Termination Outside of Change in Control Period ($)(b)(2)	Involuntary Termination Within Change in Control Period ($)(c)(2)	Death or Disability ($)(d)(2)
Daniel H. Schulman	45,145,212	52,015,273	196,238,178	96,457,846
John D. Rainey	—	15,424,999	46,289,077	28,795,593
Peggy Alford	—	11,241,554	32,198,975	19,433,682
Aaron Karczmer	—	11,986,076	36,895,388	22,130,026
Louise Pentland	—	15,424,999	46,289,077	28,795,593
(1)	For Mr. Schulman, the amount reflects his retirement eligibility with respect to service-based RSUs (as discussed below) and PBRSUs pursuant to the PBRSU award agreement provisions, which provide that the PBRSUs will vest on a prorated basis based on the number of full months of service during the performance period and actual performance during the entire performance period.
(2)	Amounts do not take into account (i) potential reductions due to “best net pay” provision in the Executive Severance Plan, (ii) the value of the 2018-2020 PBRSUs, which were earned at 200% of target following the completion of the performance period on December 31, 2020, or (iii) the value of the 2020 AIP Company performance-based PBRSUs, which were earned at 200% of target following the completion of the AIP performance period on December 31, 2020.

Voluntary Termination – Column (a)

Retirement Benefits for Mr. Schulman

Mr. Schulman is retirement-eligible under the 2018-2020, 2019-2021 and 2020-2022 PBRSU award agreements. Pursuant to the PBRSU award agreement provisions, in the event Mr. Schulman voluntarily resigns, because he has attained at least 60 years of age and completed at least five years of service (“Retires” or “Retirement”), the PBRSUs will vest on a prorated basis based on the number of full months of service during the performance period and actual performance during the entire performance period, and will be settled following the completion of the performance period. Mr. Schulman is also eligible for prorated vesting of service-based RSUs. If Mr. Schulman Retires, he would receive prorated vesting of the next tranche of service-based RSUs that would have vested following his Retirement.

Involuntary Termination Other than for Cause – Column (b)

Severance Arrangements for Involuntary Termination Other Than for Cause Outside a Change in Control Period

Under the terms of the Executive Severance Plan, each NEO is eligible for severance payments and benefits in the event that the NEO’s employment with us is terminated outside of a “change in control period”, which is defined as more than 90 days prior to or more than 24 months following a “change in control” (as defined in our Amended and Restated 2015 Equity Incentive Award Plan), either (a) by us other than for “cause” or due to “disability”, or (b) by the NEO for “good reason” (each as defined in the Executive Severance Plan), subject to the NEO’s execution of a release of claims in favor of the Company, as follows:

•	A cash payment equal to the product of (i) the sum of annual base salary and target bonus amount and (ii) a multiple (2x for Mr. Schulman and 1.5x for the other NEOs).

•	A prorated annual cash bonus for the year of termination based on actual company performance and target individual performance (“Prorated Cash Incentive Award”).

•	Accelerated vesting of service-based equity awards that would have otherwise become vested pursuant to their ordinary vesting schedule within the 12 months following the employment termination date; performance-based equity awards subject to a performance period that ends within the first anniversary of the NEO’s employment termination date would remain outstanding and eligible to vest, based solely on the achievement of the Company performance targets.

•	If the NEO is employed by the Company in the U.S., participates in the Company’s health insurance plan, and is eligible to continue to participate in the plan under COBRA, the Company will provide COBRA premium payments for 18 months for Mr.

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Involuntary Termination with a Change in Control – Column (c)

Severance Arrangements for an Involuntary Termination in Connection with a Change in Control

Under the terms of the Executive Severance Plan, each NEO is eligible for severance payments and benefits in the event that a “change in control” occurred as of December 31, 2020 and the NEO’s employment with us terminates within the “change in control period”, either (a) by us other than for “cause” or due to “disability”, or (b) by the NEO for “good reason”, subject to the NEO’s execution of a release of claims in favor of the Company, as follows:

•	A cash payment equal to 2x the sum of annual base salary and target bonus amount.

•	Prorated Cash Incentive Award.

•	Accelerated vesting of outstanding equity awards. If the termination occurs during a performance period with respect to an award of PBRSUs, such award will be deemed earned assuming achievement of target performance for purposes of determining the number of awards that will be treated as becoming immediately vested.

•	If the NEO is employed by the Company in the U.S., participates in the Company’s health insurance plan, and is eligible to continue to participate in the plan under COBRA, the Company will provide COBRA premium payments or a cash-out payment in lieu of such payments, for 24 months.

Under the Executive Severance Plan, in the event any payments or benefits constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code (“IRC”) and would be subject to the excise tax imposed by IRC Section 4999, such payments or benefits would be reduced to the maximum amount that does not result in the imposition of such excise tax, but only if such reduction results in the NEO receiving a higher net-after tax amount than the NEO would have received absent such reduction (the “best net pay” provision).

Change in Control – Equity Awards

PayPal has not entered into any arrangements with any of its NEOs to provide “single trigger” change in control payments. The Equity Plan generally provides for the acceleration of vesting of awards granted under the plan upon a change in control (as defined in the plan) only if the acquiring entity does not agree to assume or continue the awards. Under the terms of the Equity Plan, for purposes of determining payouts in connection with or following a change in control, PBRSU performance will be based on applicable performance metrics through the date of the change in control. These provisions generally apply to all holders of awards under the Equity Plan.

Death or Disability – Column (d)

Severance Arrangements in the Event of Death or Disability

Under the terms of the Executive Severance Plan, in the event that an NEO’s employment terminates due to their death or “disability”, he or she would be eligible for accelerated vesting of equity awards that would have otherwise become vested pursuant to their ordinary vesting schedule within the 24 months following the employment termination date. If the termination occurs during a performance period with respect to an award of PBRSUs scheduled to vest within this 24 month period, such award will be deemed earned assuming achievement of target performance for purposes of determining the number of awards that will become immediately vested.

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CEO Pay Ratio Disclosure

We are providing the following information about the relationship of the annual total compensation of Mr. Schulman, our CEO, to the median of the annual total compensation of our employees, which we refer to as the “pay ratio.” We believe that the pay ratio disclosed below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2020, our last completed fiscal year, the median of the annual total compensation of the Company’s employees (other than our CEO) was $83,988 and the annual total compensation of our CEO, as reported in the “Total” column of the “2020 Summary Compensation Table” in this proxy statement, was $23,362,072. Based on this information, for 2020, we estimate that the pay ratio of the annual total compensation of our CEO to the median of the annual total compensation of our employees is 278 to 1.

Methodology

PayPal is a global company and operates in over 200 markets around the world. As of December 31, 2020, we employed approximately 26,500 people globally: approximately 46% of them were based in the United States and 54% were based outside of the United States. We strive to create a competitive global compensation program in terms of both each employee’s position and the geographic location in which the employee is located. In light of this, our compensation programs and reward offerings are designed to reflect local market practices across our global operations.

We selected December 31, 2020 (the last day of our fiscal year) as the date for identifying our median employee. As of that date, we compiled compensation information for all of our full-time and part-time employees worldwide (including interns).

For purposes of identifying the median employee from our global employee population, we compared the amount of base salary (including overtime for overtime-eligible employees), allowances, short-term incentives and other bonuses paid during 2020 and the intended grant value related to any long-term incentive equity awards granted during 2020, as reflected in our global human resource and equity management systems. We annualized base salaries for those employees who were not employed for the entire 2020 fiscal year. We did not include any contractors or workers employed through a third-party provider in our employee population. For employees outside of the United States, we converted their compensation to U.S. dollars using the applicable exchange rate as of December 31, 2020.

The elements in this compensation measure are representative of the principal forms of compensation delivered to our employees. We identified our median employee using this compensation measure, which was consistently applied to all employees included in the calculation.

Once we identified our median employee, we identified and calculated the elements of that employee’s compensation for 2020 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $83,988. For the annual total compensation of our CEO, we used the amount reported in the “Total” column of our “2020 Summary Compensation Table” in this proxy statement.

The SEC rules for identifying the median employee allow companies to adopt a many different methodologies, such as applying estimates, assumptions, adjustments, and exclusions, and adopting unique definitions of compensation to identify the median employee and calculate the pay ratio. In light of the differences in how pay ratios may be calculated, neither the median employee’s compensation nor the estimated pay ratio reported by other companies may be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates, and assumptions in calculating their pay ratios.

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Equity Compensation Plan Information

The following table gives information regarding our equity compensation plans as of December 31, 2020, which we collectively refer to as our Equity Compensation Plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans approved by security holders	24,308,915	(1)	36.58	(2)	94,940,867	(3)
Equity Compensation Plans not approved by security holders	2,474,136	(4)	7.51	(2)	—
TOTAL	26,783,051		14.50		94,940,867
(1)	Includes (a) 17,881,913 shares of our common stock issuable pursuant to RSUs under our Amended and Restated 2015 Equity Incentive Award Plan, as amended from time to time (our Equity Plan), (b) 140,542 shares of our common stock issuable pursuant to stock options under our Equity Plan, (c) 112,562 shares of our common stock issuable pursuant to DSUs under our Equity Plan, (d) 2,452,352 shares of common stock issuable from outstanding 2020 AIP Shares awarded under the 2020 AIP (representing the actual number of shares that were earned based on actual Company performance for the one-year performance period ending December 31, 2020), (e) 1,282,518 shares of our common stock issuable from outstanding PBRSUs awarded under the 2020-2022 PBRSUs (representing the maximum number of shares assuming achievement of maximum performance against target level), (f) 1,268,062 shares of our common stock issuable from outstanding PBRSUs awarded under the 2019-2021 PBRSUs (representing the maximum number of shares assuming achievement of maximum performance against target level), and (g) 1,170,966 shares of our common stock issuable from outstanding PBRSUs awarded under the 2018-2020 PBRSUs (representing the actual number of shares that were based on actual Company performance for the three-year performance period ending December 31, 2020). RSUs and DSUs each represent an unfunded, unsecured right to receive shares of Company common stock. The value of RSUs and DSUs varies directly with the price of our common stock.
(2)	Does not include outstanding RSUs or DSUs.
(3)	Includes 49,534,316 shares of our common stock reserved for future issuance under our Amended and Restated Employee Stock Purchase Plan as of December 31, 2020.
(4)	Represents shares of our common stock to be issued upon exercise of outstanding options or vesting of RSUs assumed in connection with acquisitions. We do not intend to make further grants of any awards under any equity plan of any acquired company.

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PROPOSAL 3:

Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Auditor for 2021

The ARC Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditor.

The ARC Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as our independent auditor for 2021. PwC has served as the independent auditor for PayPal, Inc., a wholly-owned, direct subsidiary of the Company, since 2000, and as the Company’s independent auditor since it became an independent public company in July 2015. The Board and the ARC Committee believe that the continued retention of PwC to serve as our independent auditor is in the best interests of the Company and our stockholders. Accordingly, we are asking our stockholders to ratify the selection of PwC as our independent auditor for 2021. Although ratification is not legally required, we are submitting the appointment of PwC for ratification by our stockholders because we value our stockholders’ views on the Company’s independent auditors and as a matter of good corporate practice. We expect that a representative of PwC will attend the Annual Meeting, will have an opportunity to make a statement if he or she chooses, and will be available to respond to appropriate questions.

If stockholders do not ratify the appointment, the ARC Committee will reconsider the appointment of our independent auditor. Even if the appointment is ratified, the ARC Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be appropriate.

THE BOARD AND THE ARC COMMITTEE RECOMMEND A VOTE FOR PROPOSAL 3.

ARC Committee Report

The ARC Committee operates under a written charter adopted by the Board and reviewed annually. The ARC Committee consists of the six directors named below. Each member of the ARC Committee meets the independence requirements of Nasdaq and the SEC, and otherwise satisfies the requirements for audit committee service imposed by the Exchange Act. In addition, the Board has determined that Mr. Moffett and Ms. Messemer are each an “audit committee financial expert” as defined by applicable SEC rules.

The ARC Committee provides assistance and guidance to the Board in fulfilling its oversight responsibilities with respect to:

•	PayPal’s corporate accounting and financial reporting practices and the audit of its financial statements;
•	The independent auditor’s qualifications and independence;
•	The performance of PayPal’s internal audit function and independent auditor;
•	The quality and integrity of PayPal’s financial statements and reports;
•	Reviewing and approving all audit engagement fees and terms, as well as all non-audit engagements with the independent auditor;
•	Producing this report;
•	PayPal’s overall risk framework and risk appetite framework; and
•	PayPal’s compliance with legal and regulatory requirements.

The ARC Committee relies on the expertise and knowledge of management, the internal audit department, and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation and integrity of PayPal’s financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. PayPal’s independent auditor, PwC, is responsible for performing an audit of PayPal’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles in the U.S. The independent auditor is also responsible for expressing an opinion on the effectiveness of PayPal’s internal control over financial reporting.

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During 2020 and early 2021, among other things, the ARC Committee:

•	Reviewed and discussed with management and the independent auditor the Company’s quarterly earnings press releases, financial statements and related periodic reports prior to filing with the SEC;
•	Reviewed and discussed with senior management, the internal audit team and the independent auditor the scope, adequacy and effectiveness of the Company’s internal accounting and financial reporting controls and the independent auditor’s opinion on the effectiveness of the Company’s internal control over financial reporting;
•	Monitored and evaluated the independent auditor’s qualifications, performance, internal quality-control procedures and independence on an ongoing basis;
•	Reviewed and discussed with management, the independent auditor and, as appropriate, the chief accounting officer, the audit scope, any significant matters arising from any audit and the audit plans of both the internal audit department and the independent audit;
•	Reviewed and discussed the Company’s enterprise-wide risk management program and overall risk management framework, including policies and practices established by management to identify, assess, measure and manage key current and emerging risks facing the Company;
•	Reviewed and discussed the Company’s enterprise-wide compliance program and global financial crimes program, including compliance risks, management actions on significant compliance matters, progress of major compliance initiatives and reports concerning the Company’s compliance with applicable laws and regulations;
•	Reviewed with the Chief Business Affairs and Legal Officer, Chief Risk Officer and Chief Compliance Officer, as applicable, any significant legal, compliance or regulatory matters that could have a material impact on the Company’s financial statements, business or compliance policies, including material notices to or inquiries received from governmental agencies;
•	Reviewed and discussed with the independent auditor and management the audited financial statements in the Company’s 2020 Annual Report on Form 10-K, including a discussion of the critical audit matters identified by the independent auditor, the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments and estimates and the clarity of the disclosures in the financial statements; and
•	Held separate executive sessions with the independent auditor, the internal audit department, the internal Sarbanes-Oxley Act of 2002 (“SOX”) team, and senior management to enable them to discuss legal, accounting, auditing and internal controls matters privately with the ARC Committee.

The ARC Committee has discussed with PwC the matters required to be discussed by the requirements of the PCAOB and the SEC. In addition, the ARC Committee has discussed with PwC its independence from PayPal and its management, received the written disclosures and the letter required by applicable PCAOB requirements regarding the independent auditor’s communications with the ARC Committee concerning independence and considered whether PwC’s provision of non-audit services was compatible with maintaining the independent auditor’s independence.

As provided in its charter, in addition to evaluating PwC’s independence, the ARC Committee assessed PwC’s performance as independent auditor during 2020. As part of its annual, comprehensive review of PwC to determine whether to re-appoint the firm for the following fiscal year, the ARC Committee reviews a variety of indicators of audit quality including: the quality and candor of PwC’s communications with the ARC Committee and management; the quality and efficiency of the services provided, including input from management on PwC’s performance and how effectively PwC demonstrates its independent judgment, objectivity, and professional skepticism; external data on audit quality and performance, including recent PCAOB reports on PwC and its peer firms; PwC’s global capabilities, technical expertise and knowledge of the Company’s global operations, accounting policies and practices and internal control over financial reporting; the appropriateness of PwC’s fees; and PwC’s tenure as the Company’s independent auditor and the controls and procedures in place to maintain its independence. As a result of its evaluation, the ARC Committee concluded that the appointment of PwC as the Company’s independent auditor for the fiscal year ending December 31, 2021 is in the best interests of the Company and its stockholders.

Based on the ARC Committee’s reviews and discussions described above, the ARC Committee recommended to the Board that the consolidated audited financial statements be included in PayPal’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.

The ARC Committee of the Board

David M. Moffett (Chair)
Rodney C. Adkins
Belinda J. Johnson
Deborah M. Messemer
Ann M. Sarnoff
Frank D. Yeary

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Audit and Other Professional Fees

The following table provides information about fees for services provided by PwC (in thousands):

	Year Ended December 31,
	2020 ($)	2019 ($)
Audit Fees	14,968	14,031
Audit-Related Fees	1,020	1,423
Tax Fees	33	110
All Other Fees(1)	618	1,285
TOTAL	16,639	16,849
(1)	Includes approximately $0.5 million and $1.3 million of lease payments to PwC Russia for office space in Russia for 2020 and 2019, respectively, pursuant to a sublease arrangement negotiated on an arm’s-length basis.

“Audit Fees” include fees for services provided in connection with the audit of our annual financial statements, the review of our quarterly financial statements included in our quarterly reports on Form 10-Q, the audit of internal control over financial reporting, comfort letters, consents, statutory audits, discussions surrounding the proper application of financial accounting and/ or reportable standards, and audit services provided in connection with other regulatory or statutory filings for which we have engaged PwC.

“Audit-Related Fees” are fees for assurance and related services that are reasonably associated with the performance of the audit or review of our consolidated financial statements or internal control over financial reporting and are not included in “Audit Fees.” These services primarily include fees for procedures in connection with our Service Organizational Control (“SOC”) reports and consultation regarding financial accounting and reporting matters in the year prior to adoption.

“Tax Fees” are fees for tax services, including transfer pricing consulting, tax planning and advice and tax compliance.

“All Other Fees” are fees for permitted services performed by PwC that do not meet the “Audit Fees,” “Audit-Related Fees” or “Tax Fees” category description. These services primarily include fees for consulting services, compliance-related services and software licenses, as well as the lease payment described above.

The ARC Committee has determined that the provision of the non-audit services listed above is compatible with PwC’s independence.

ARC Committee Pre-Approval Policy

The ARC Committee has adopted a policy regarding pre-approval of any audit and permissible non-audit services. Under this policy, the ARC Committee preapproves all audit and permissible non-audit services to be provided by PwC. These services may include audit services, audit-related services, tax services and other services. Pre-approval of services is generally provided for a period of up to one year, detailed as to the particular service or category of services and subject to a specified budget. PwC is required to report periodically to the ARC Committee regarding the extent of services provided in accordance with each pre-approval and the fees for such services provided to date. The ARC may also pre-approve particular services on a case-by-case basis.

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PROPOSAL 4:

Stockholder Proposal – Stockholder Right to Act by Written Consent

John Chevedden, whose address is 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, has advised the Company that he intends to present the following stockholder proposal at the Annual Meeting. Mr. Chevedden has indicated that he holds sufficient shares of PayPal common stock to meet the requirements of Rule 14a-8. The stockholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the proponent.

The text of the stockholder proposal and supporting statement appear exactly as received by the Company unless otherwise noted. All statements contained in the stockholder proposal and supporting statement are the sole responsibility of the proponent. The stockholder proposal may contain assertions about the Company or other matters that we believe are incorrect, but we have not attempted to refute all those assertions.

THE BOARD RECOMMENDS A VOTE AGAINST STOCKHOLDER PROPOSAL 4 BASED ON THE REASONS SET FORTH IN PAYPAL’S STATEMENT IN OPPOSITION FOLLOWING THE STOCKHOLDER PROPOSAL.

Stockholder Right to Act by Written Consent

Shareholders request that our board of directors take such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This includes shareholder ability to initiate any appropriate topic for written consent.

This proposal topic won 95%-support at Dover Corporation and 88%-support at AT&T.

This proposal topic also won our 41%-support at the 2020 PayPal annual meeting. Plus the 2020 proposal did not point out that our management was apparently ignorant of the basic fact that written consent can be structured so that all shareholders get notice of a proposed action. Plus PayPal management may be ignorant of the fact that written consent would require a 64%-approval from the shares that normally vote at the PayPal annual meeting. How can a 64%-vote represent a special interest?

A cornerstone of the management resistance to this proposal topic was that shareholders can call a special meeting - but this right took a big hit in 2020 with the avalanche of bare bones online shareholder meetings. Shareholders are so restricted in online meetings that management will never want a return to in-person shareholder meetings.

With the near universal use of online annual shareholder meetings, which can last only 10-minutes, the shareholder right to call a special meeting has been severely devaluated. Shareholders are restricted in making their views known at online shareholder meetings because all constructive questions and comments can be screened out.

For instance the Goodyear shareholder meeting was spoiled by a trigger-happy management mute button for shareholders. And AT&T would not allow shareholders to speak.

Please see:

Goodyear’s virtual meeting creates issues with shareholder

https://www.crainscleveland.com/manufacturing/goodyears-virtual-meeting-creates-issues-shareholder

Please see:

AT&T investors denied a dial-in as annual meeting goes online

https://whbl.com/2020/04/17 /att-investors-denied-a-dial-in-as-annual-meeting-goes-online/1007928/

The Bank of New York Mellon Corporation (BK) said it adopted written consent in 2019 after 45%-support for a written consent shareholder proposal. This compares to the 41% PayPal shareholder vote in 2020. And this BK action was a year before the pandemic put an end to in-person shareholder meetings - perhaps forever.

Written consent is a means to elect a new director. Mr. Jonathan Christodoro was rejected by 200 million votes in 2020 - 100 times the negative votes of 5 of his director peers. Mr. Christodoro was on the management pay committee and management pay was rejected by 171 million votes.

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Now more than ever shareholders need to have the option to take action outside of a shareholder meeting and send a wake-up call to management, if need be, since tightly controlled online shareholder meetings are a shareholder engagement and management transparency wasteland.

Please vote yes:

Stockholder Right to Act by Written Consent – Proposal 4

PayPal’s Statement In Opposition

PAYPAL’S BOARD RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Board strongly believes that PayPal’s stockholders are best served by holding meetings in which all stockholders are provided with an opportunity to consider and discuss the proposed actions and vote their shares. PayPal’s Certificate of Incorporation and Bylaws provide that special meetings of PayPal’s stockholders may be called at the request of holders of 20% of PayPal’s outstanding common stock. The Company’s special meeting requirements strike an appropriate balance between providing stockholders with a meaningful ability to propose actions for stockholder consideration between annual meetings and protecting against the risk of a small minority of stockholders using this mechanism for their own special interests, which may cause disruption in the effective management of the Company and be detrimental to stockholders’ interests.

All PayPal stockholders have the opportunity to participate in annual stockholder meetings and any special stockholder meetings held outside of an annual meeting to determine proposed actions. The Board believes that action at an annual or special meeting aligns more closely with stockholder interests than action by written consent. In particular, the transparency and fairness of our stockholder meeting processes support all stockholders’ interests and offer important protections and advantages that are absent from the written consent process:

•	In accordance with our Bylaws, the Company provides advance notice of the date, time and agenda for an annual or special meeting, which ensures that all stockholders have a meaningful and structured opportunity to consider a proposed action, express their views and otherwise engage in dialogue and to vote on a proposed action.
•	Thorough disclosure about the proposed stockholder action is widely distributed in the proxy statement before the meeting, which promotes a well-informed discussion on the merits of a proposed action.
•	The Board is able to analyze and provide a recommendation with respect to actions proposed to be taken at a stockholder meeting or to suggest alternative proposals for stockholder evaluation that may be in the best interests of our stockholders.

The lack of transparency where stockholders are able to act by written consent would permit subsets of stockholders, including short-term or special interest stockholders, to use the written consent procedure at any time and as frequently as they choose to act on significant matters and without all stockholders having a fair opportunity to consider and vote on the merits of a proposed action. In addition, the stockholder proposal could create significant confusion and inefficiency for a widely held public company like PayPal. Under the stockholder proposal, multiple groups of stockholders could solicit written consents at any time on duplicative or contradictory matters, causing substantial confusion and inefficiency. This disordered state of corporate affairs would impose significant administrative and financial burdens on the Company, while providing little or no corresponding benefit to stockholders.

The Board further believes that PayPal’s strong corporate governance practices make adoption of this proposal unnecessary. PayPal’s corporate governance practices already provide transparency and Board accountability to all of PayPal’s stockholders, and demonstrate PayPal’s responsiveness to stockholder concerns:

•	Special Meeting – 20% threshold for stockholders’ right to call a special meeting of stockholders.
•	Stockholder Engagement – We engage in ongoing, year-round dialogue with our stockholders on a variety of topics, including performance, board composition, governance, risk management, executive compensation, and environmental, social and governance matters, and we share this feedback with our Board. In addition, our investor relations team engages with our stockholders throughout the year, often together with our CEO, CFO and other senior executives, to discuss the Company’s financial and business performance and to provide updates on key developments. We also provide stockholders with the ability to communicate directly with the Board and/or individual directors as further explained in our “Frequently Asked Questions” section of this proxy statement.
•	Annual Election of Board of Directors – All of our directors are elected annually by the stockholders through a majority vote standard in uncontested director elections, and stockholders can remove directors with or without cause.
•	Proxy Access – Our proxy access provisions in our Certificate of Incorporation and Bylaws permit stockholder(s) owning 3% or more of our stock for at least three years to nominate and include director nominees constituting up to 20% of the Board in our proxy statement.

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•	Independent Board leadership – The roles of Board Chair and CEO are separate at PayPal. The Board Chair is an independent director, as are all chairs of Board committees.
•	Board Composition – The Board, which consists of 45% women or members of underrepresented communities, is composed of highly accomplished individuals with a wide variety of relevant and complementary skills, backgrounds and experiences.
•	Majority Voting – PayPal’s Certificate of Incorporation and Bylaws provisions do not have supermajority voting provisions –stockholders can approve binding Bylaw amendments with a majority vote.
•	Safeguards for Virtual Meetings – We have conducted an exclusively online annual meeting each year since becoming an independent public company in 2015. We have adopted a series of safeguards that we believe provide all stockholders the same rights and opportunities to participate as they would at an in-person meeting.
•	No Stockholder Rights Plan – PayPal does not have a stockholder rights plan, also known as a poison pill.

PayPal’s stockholders have previously considered and rejected similar stockholder proposals on written consent at its 2020 and 2017 Annual Meetings. At the 2020 Annual Meeting, 42% of votes cast (representing 32% of outstanding shares) supported the proposal and 58% voted against the proposal. At the 2017 Annual Meeting, 36% of votes cast (representing 29% of outstanding shares) supported the proposal and 64% voted against the proposal. We believe these vote outcomes were due to PayPal’s robust governance practices, strong stockholder engagement program, demonstrated responsiveness to stockholder concerns, existing special meeting rights and the downsides to stockholders of written consent compared with annual or special meetings.

The Board has carefully considered this proposal, and for the reasons set forth above, the Board believes that implementation of this proposal is unnecessary and not in the best interests of PayPal and its stockholders.

THE BOARD RECOMMENDS A VOTE AGAINST STOCKHOLDER PROPOSAL 4.

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PROPOSAL 5:

Stockholder Proposal – Assessing Inclusion in the Workplace

NorthStar Asset Management, Inc. Funded Pension Plan, PO Box 301840, Boston, Massachusetts 02130, has advised the Company that it intends to present the following stockholder proposal at the Annual Meeting. NorthStar Asset Management, Inc. Funded Pension Plan has indicated that it holds sufficient shares of PayPal common stock to meet the requirements of Rule 14a-8. The stockholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the proponent.

The text of the stockholder proposal and supporting statement appear exactly as received by the Company unless otherwise noted. All statements contained in the stockholder proposal and supporting statement are the sole responsibility of the proponent. The stockholder proposal may contain assertions about the Company or other matters that we believe are incorrect, but we have not attempted to refute all those assertions.

THE BOARD RECOMMENDS A VOTE AGAINST STOCKHOLDER PROPOSAL 5 BASED ON THE REASONS SET FORTH IN PAYPAL’S STATEMENT IN OPPOSITION FOLLOWING THE STOCKHOLDER PROPOSAL.

Assessing Inclusion in the Workplace

WHEREAS: According to the National Museum of African American History and Culture, “[s]tructural racism is the overarching system of racial bias across institutions and society. These systems give privileges to white people resulting in disadvantages to people of color,” thereby imposing a cultural hierarchy among racial groups;

The Harvard Business Review explains that “[c]ompanies must confront racism at a systemic level – addressing everything from the structural and social mechanics of their own organizations to the role they place in the economy at large”;

A 2020 Citigroup study found that since 2000 the U.S. gross domestic product (GDP) has lost $16 trillion as a result of discrimination against African Americans, including $2.7 trillion lost due to pay disparities. The study also found that reversing discriminatory practices could boost U.S. GDP by $5 trillion in the next five years;

Tema Okun, a veteran racial justice facilitator, illustrates the insidious nature of white supremacist culture by explaining that “[c]ulture is powerful precisely because it is so present and at the same time so very difficult to name or identify.” Cultural racism can manifest as people of color being ignored, overly criticized, undermined, or assumed as inferior. Other manifestations can be strict cultural norms or criticisms of certain hairstyles, manners of speech, or other physical appearances;

Cultural racism can do long-term emotional and psychological damage, and research shows that employees who bring their authentic selves to work perform better and report greater job satisfaction. Recently, a Fortune 500 company announced that it will allow natural black hairstyles and facial hair because the company wants all “employees feel comfortable, genuine and authentic”;

Proponents believe that our company can advance long-term value creation through an analysis of whether and how systemic racism is embedded in company culture, policies and procedures.

RESOLVED: Shareholders urge the Board of Directors to prepare a report to shareholders on whether written policies or unwritten norms at the Company reinforce racism in company culture.

SUPPORTING STATEMENT: The report should be prepared within one year, at reasonable cost and excluding proprietary and privileged information. The Board is encouraged to assess whether Company policies or unwritten norms:

1.	Yield inequitable outcomes for employees based on race and ethnicity in patterns of hiring and retention, promotion and upward mobility, disciplinary action, or employee usage of benefits;
2.	Establish a cultural hierarchy through perceived pressure to use “whitened” names rather than birth names, to adopt “white-centric” physical appearance standards in hair style, body art or modifications, and facial hair styles, or to avoid traditional attire and religious head coverings.

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PayPal’s Statement In Opposition

PAYPAL’S BOARD RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

Our Board believes that PayPal consistently promotes diversity, inclusion and equity in our policies and practices, which are a core aspect of our corporate culture and a focus of the proposal’s supporting statement. Our Corporate Diversity, Inclusion, Equity & Belonging (“DIE&B”) strategy focuses on enhancing current programs, procedures and processes to ensure that diversity, inclusion, equity and belonging are incorporated throughout our business and our culture. Additionally, we regularly publish information on our assessment of our programs and initiatives to promote diversity and inclusion, both within and outside of the Company, including the promotion of racial and social justice in our communities.

Our Board believes that our written policies and practices, including the Code of Business Conduct and Ethics (https://s1.q4cdn.com/633035571/files/doc_downloads/2021/03/Code-of-Business-Conduct-Ethics-2021.pdf) (“Code of Conduct”) and information provided on our diversity and inclusion website, are clear examples of written policies designed to ensure that our corporate culture embraces respect for racial and ethnic diversity and cultivates an inclusive workplace. Our policies regarding diversity, inclusion, equity and belonging are overseen by the Compensation Committee of our Board. Our employee engagement survey, ethnic pay equity data and numerous recognitions provide evidence of how these policies, practices and unwritten norms promote a corporate culture that embraces inclusion. Our progress resulting from our policies, practices and culture is reported annually in our Global Impact Report, demonstrating our commitment to transparency and accountability for our mission of creating a more inclusive world.

•	Diversity and Inclusion Website. We maintain a website devoted to “Diversity and Inclusion at PayPal” (https://www.paypal. com/us/webapps/mpp/jobs/culture) that discusses methods through which we promote diversity and inclusion within and outside of our workplace, including the following examples:
•	Confirmation that PayPal “strive[s] for a diverse workforce that includes people of different ethnic and cultural backgrounds, gender and sexual orientation, veteran status, abilities, and those who bring diverse thoughts, opinions, experience and leadership styles -- and all other characteristics that make people unique.”
•	Active support of PayPal employees through our Employee Resource Groups (“ERGs”), which serve as (i) a support mechanism for creating an inclusive environment for our employees, (ii) a collective voice around shared issues or concerns specific to a particular community to promote a sense of belonging and an inclusive and respectful workplace and (iii) a resource for opportunities related to employment, education, training, retention and business outreach and development. We support eight ERGs, including communities to support our Black, Hispanic, Asian, women, Interfaith, LGBTQ+, disabled and military employees and their allies.
•	Amplify, the ERG that supports our Black community, launched a pilot program to reassess how to support members of the Black community more holistically, both internally and externally, in light of the social and civil unrest that occurred in 2020.

•	Global Impact Report. Our Global Impact Report, available on our website at https://investor.pypl.com/esg-strategy/default.aspx, highlights progress we have made to date in advancing, among other things, an inclusive and diverse workforce. For example,:
•	At least 85% of our global employees participated in our 2020 engagement survey. We added new questions to the 2020 survey to gauge employee opinion on our culture of inclusion and belonging. In response to these additional questions, 84% of respondents agreed that diverse perspectives are valued at PayPal.
•	We have maintained 100% pay equity globally for women and men, as well as U.S. ethnic pay equity for the fifth year in a row.
•	As part of the ongoing development of our DIE&B program, we have created Inclusion at PayPal, an interactive experience designed to help all employees understand DIE&B practices in a more in-depth and actionable way.
•	We launched a series of Candid Conversations, which serve as virtual open forums for DIE&B discussions for employees to authentically share, learn and listen.
•	We have implemented Justice by Design, our approach to designing product experiences that promote equity and justice through identifying opportunities to embed a justice lens into the product development lifecycle and creating a playbook for inclusive and diverse illustrations in our branding.
•	Workplace culture. PayPal’s Code of Conduct confirms our policy of “respecting and embracing” diversity, and that “all employees are expected to treat each other with mutual respect and foster a culture of inclusion.” The Code of Conduct goes beyond prescriptive actions expected by our employees and speaks to the broader inclusive workforce culture that is collectively expected from all PayPal employees.

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•	Appropriate dress for the workplace. As outlined in the Code of Conduct, we openly “encourage and foster a workplace where employees are comfortable in what they wear,” so long as it continues to engender a respectful work environment for others.

In considering this proposal, our Board concluded the following:

•	The Compensation Committee of our Board actively oversees our policies regarding diversity, inclusion, equity and belonging;
•	We are devoting significant efforts to further our mission to create a more inclusive world and to drive improvements in this area over time;
•	Our efforts focus not only on diversity and inclusion, but also on “belonging,” which is core to the issues raised in the proposal;
•	Our current programs and initiatives have been designed based in large part on information gathered from employee engagement surveys and other employee feedback, with oversight from the Compensation Committee, and are the right ones for PayPal;
•	If our written policies and unwritten norms were reinforcing systemic racism within our corporate culture, these concerns would be apparent in our employee engagement surveys; and
•	We remain committed to assessing and reporting on our progress and accountability through our annual Global Impact Report and other information available on our website.

Accordingly, our Board believes that devoting additional time and resources to further assess and report on written policies and unwritten norms would only distract from the ongoing programs and initiatives underway at PayPal to ensure an inclusive workplace and, therefore, the proposal is not in the best interests of PayPal and its stockholders.

THE BOARD RECOMMENDS A VOTE AGAINST STOCKHOLDER PROPOSAL 5.

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Frequently Asked Questions

Proxy Materials

1.	Why did I receive these proxy materials?

We have made these materials available to you or delivered paper copies by mail in connection with our Annual Meeting, which will take place exclusively online on Wednesday, May 26, 2021. As a stockholder, you are invited to participate in the Annual Meeting via live webcast and vote on the business items described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and is intended to assist you in voting your shares.

2.	What is included in the proxy materials?

The proxy materials include:

•	The Notice of the Annual Meeting;

•	Our proxy statement for the Annual Meeting; and

•	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

If you received a paper copy of these materials by mail, the proxy materials also include a proxy card, or a voting instruction form for the Annual Meeting. If you received a “Notice of Internet Availability of Proxy Materials” (described below) instead of a paper copy of the proxy materials, see the section entitled “Voting Information” below for information regarding how you can vote your shares.

3.	What does it mean if I receive more than one Notice, proxy card or voting instruction form?

It generally means that some of your shares are registered differently or are in more than one account. Please provide voting instructions for all Notices, proxy cards and voting instruction forms you receive.

4.	Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

We are distributing our proxy materials to certain stockholders over the Internet under the “notice and access” approach in accordance with SEC rules. As a result, we are mailing to many of our stockholders a “Notice of Internet Availability of Proxy Materials” (“Notice”) instead of a paper copy of the proxy materials. All stockholders receiving the Notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, the Notice contains instructions on how you may request access to proxy materials electronically on an ongoing basis or in printed form by mail.

5.	How can I access the proxy materials over the Internet?

Your Notice, proxy card or voting instruction form will contain instructions on how to:

•	view our proxy materials for the Annual Meeting on the Internet; and

•	instruct us to send our future proxy materials to you electronically by email.

Our proxy materials are also available on our website at https://investor.pypl.com/financials/annual-reports/default.aspx

Your Notice, proxy card or voting instruction form will contain instructions on how you may request access to proxy materials electronically on an ongoing basis. Instead of receiving future copies of our proxy statements and annual reports by mail, stockholders of record and most beneficial owners may elect to receive an email that will provide an electronic link to these documents. Choosing to receive your proxy materials electronically helps us to conserve natural resources and reduces the cost of printing and distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an email with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive future proxy materials by email will remain in effect until you revoke it.

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6.	How may I obtain a paper copy of the proxy materials?

If you receive a paper Notice instead of a paper copy of the proxy materials, the Notice will provide instructions about how to obtain a paper copy of the proxy materials. If you receive the Notice by email, the email will also include instructions about how to obtain a paper copy of the proxy materials. All stockholders of record who do not receive a paper Notice or email will receive a paper copy of the proxy materials by mail.

7.	I share an address with another stockholder, and we received only one paper copy of the proxy materials or Notice. How may I obtain an additional copy?

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding PayPal common stock but who share the same address, we have adopted an SEC-approved procedure called “householding.” Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to certain stockholders having the same last name and address and to individuals with more than one account registered at our transfer agent with the same address, unless contrary instructions have been received from an affected stockholder. This practice helps us to conserve natural resources and reduces printing costs and mailing fees, as well as the environmental impact of our Annual Meeting. Stockholders participating in householding will continue to receive separate proxy cards.

If you are a beneficial owner and wish to receive a separate Notice or set of proxy materials, please request the additional copy by contacting your individual bank, broker or other nominee. If you wish to receive a separate Notice or set of proxy materials now, please request the additional copy by contacting Broadridge Financial Solutions, Inc. (“Broadridge”) at:

•	By Internet: www.proxyvote.com

•	By telephone: 1-800-579-1639

•	By email: sendmaterial@proxyvote.com

If you request a separate Notice or set of proxy materials by email, please be sure to include your control number in the subject line. A separate Notice or set of proxy materials, as applicable, will be sent promptly following receipt of your request.

If you are a stockholder of record and wish to receive a separate Notice or set of proxy materials, as applicable, in the future, please contact Computershare Shareowner Services LLC, our transfer agent, at:

•	1-800-522-6645

If you are the beneficial owner of shares held through a bank, broker, or other nominee, and you wish to receive a separate Notice or set of proxy materials, as applicable, in the future, please call Broadridge at:

•	1-866-540-7095

8.	I share an address with another stockholder, and we received more than one paper copy of the proxy materials or the Notice. How do we obtain a single copy in the future?

Stockholders of record sharing an address who are receiving multiple copies of the proxy materials or the Notice, as applicable, and who wish to receive a single copy of such materials in the future may contact Computershare Shareowner Services LLC, our transfer agent, at:

•	1-800-522-6645

Beneficial owners of shares held through a bank, broker, or other nominee sharing an address who are receiving multiple copies of the proxy materials or the Notice, as applicable, and who wish to receive a single copy of such materials in the future may contact Broadridge at:

•	1-866-540-7095

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Voting Information

9.	Which proposals will be voted on at the Annual Meeting? How does the Board recommend that I vote? What is the vote required to approve each of the proposals? What effect will abstentions and broker non-votes have?

	Voting Options	Board Recommendation	Vote Required to Adopt the Proposal	Effect of Abstentions	Broker Discretionary Voting Allowed*
Proposal 1: Election of the 11 director nominees identified in this proxy statement to hold office until our 2022 Annual Meeting of Stockholders.	For, Against or Abstain for each nominee	FOR each nominee	Majority of votes cast for such nominee	No effect	No
Proposal 2: Advisory vote to approve named executive officer compensation.	For, Against or Abstain	FOR	Majority of votes cast	Treated as votes Against	No
Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor for 2021.	For, Against or Abstain	FOR	Majority of votes cast	Treated as votes Against	Yes
Proposal 4: Stockholder Proposal – Stockholder Right to Act by Written Consent.	For, Against or Abstain	AGAINST	Majority of votes cast	Treated as votes Against	No
Proposal 5: Stockholder Proposal – Assessing Inclusion in the Workplace.	For, Against or Abstain	AGAINST	Majority of votes cast	Treated as votes Against	No

*	See Question 16 below for additional information on broker non-votes.

10.	Who is entitled to vote? How many shares can I vote?

Each share of PayPal common stock issued and outstanding as of the close of business on March 30, 2021, the Record Date for the Annual Meeting, is entitled to cast one vote per share on all items being voted on at the Annual Meeting. You may vote all shares of PayPal common stock that you owned as of the Record Date, including (1) shares held directly in your name as the stockholder of record, including shares purchased or acquired through PayPal’s equity incentive plans, and (2) shares held for you as the beneficial owner through a broker, bank or other nominee.

On the Record Date, 1,174,261,310 shares of PayPal common stock were issued and outstanding and entitled to vote.

11.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares as a beneficial owner through a bank, broker, or other nominee rather than directly in their own name as the stockholder of record. As summarized below, there are some important distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Shareowner Services LLC, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to PayPal or to a third party, or to vote your shares during the Annual Meeting.

Beneficial Owner

If your shares are held in a brokerage account or by a bank or other holder of record (commonly referred to as holding shares in “street name”), you are considered the “beneficial owner” of those shares. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares during our Annual Meeting.

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12.	How can I vote my shares without participating in the Annual Meeting?

Whether you are a stockholder of record or a beneficial stockholder, you may direct how your shares are voted without participating in the Annual Meeting. We encourage stockholders to vote well before the Annual Meeting, even if they plan to attend the virtual Annual Meeting. Please make sure that you have your Notice, proxy card or voting instruction form available and carefully follow the instructions. There are three ways to vote by proxy:

•	By Internet: vote your shares online at www.proxyvote.com.

•	By telephone: call 1-800-690-6903 or the telephone number on your proxy card or voting instruction form.

•	By mail: complete, sign and date your proxy card or voting instruction form and return in the postage-paid envelope.

Internet and telephone voting are available 24 hours a day until 11:59 p.m. Eastern time on Tuesday, May 25, 2021.

13. How can I vote my shares during the Annual Meeting?

The Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website:

•	www.virtualshareholdermeeting.com/PYPL2021

To participate in the Annual Meeting, you will need the 16-digit control number included on the Notice, proxy card or voting instruction form, as applicable.

Whether you are a stockholder of record or a beneficial stockholder, you may vote your shares electronically during the Annual Meeting. Even if you plan to participate in the Annual Meeting online, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to participate in the Annual Meeting.

14.	May I change my vote or revoke my proxy?

If you are the stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	submitting a new proxy by Internet, telephone or paper ballot with a later date (which will automatically revoke the earlier proxy);

•	sending written notice of revocation to our Corporate Secretary; or

•	voting in person by attending the virtual Annual Meeting by webcast.

Participation in the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request as described in the immediately preceding sentence. For shares you hold beneficially in the name of a broker, bank or other nominee, you may change your vote by submitting new voting instructions to your broker, bank or nominee, or by participating in the meeting and electronically voting your shares during the meeting.

15.	What if I return my proxy card but do not provide voting instructions?

If you are a stockholder of record and you return your signed proxy card without giving specific voting instructions, your shares will be voted as recommended by the Board (see Question 9 above).

16.	What if I am a beneficial owner and do not give voting instructions to my broker?

If you are a beneficial owner of shares, your broker, bank or other nominee is not permitted to vote on your behalf on the election of directors and other matters to be considered at the Annual Meeting, except for Proposal 3 (the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor for 2021), unless you provide specific instructions by completing and returning the voting instruction form or following the instructions provided to you to vote your shares on the Internet or by telephone. If you do not provide voting instructions, your shares will not be voted on any proposal except for Proposal 3. This is called a “broker non-vote.” For your vote to be counted, you will need to communicate your voting decision to your broker, bank, or other nominee before the date of the Annual Meeting, or to vote in person at the virtual Annual Meeting.

17.	Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner designed to protect your voting privacy. Your vote will not be disclosed, either within PayPal or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate proxy solicitation. To the extent that stockholders provide written comments on their proxy cards, those comments will be forwarded to management.

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18.	What constitutes a quorum?

The quorum requirement for holding the Annual Meeting and the transaction of business is that holders of a majority of the shares of PayPal common stock entitled to vote at the Annual Meeting must be present in person or represented by proxy. All abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

19.	Who will bear the cost of soliciting votes for the Annual Meeting?

We will bear the expense of soliciting proxies and have engaged D.F. King  & Co., Inc. to solicit proxies for a fee of $17,500, plus a reasonable amount to cover expenses. We will reimburse brokerage houses and other custodians, fiduciaries and nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of shares. Our directors, officers and employees may solicit proxies in person, by mail, by telephone, or by electronic communication. No additional compensation will be paid to our directors, officers or employees for such services.

20.	What happens if additional matters are presented at the Annual Meeting?

Other than the five items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Daniel H. Schulman, John D. Rainey, Louise Pentland and Brian Y. Yamasaki, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If, for any reason, any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

21.	Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and will publish the final voting results in a Current Report on Form 8-K within four business days of the Annual Meeting. The Form 8-K can be found at www.sec.gov and on our Investor Relations website.

Attending the Annual Meeting

22.	How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively online via live webcast. You are entitled to attend and participate in the Annual Meeting only if you were a PayPal stockholder as of the close of business on March 30, 2021, the Record Date, or if you hold a valid proxy for the Annual Meeting.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/PYPL2021. You also will be able to vote your shares by attending the virtual Annual Meeting online. Interested persons who were not stockholders as of the close of business on March 30, 2021, the Record Date, may view, but not participate, in the Annual Meeting by visiting www.virtualshareholdermeeting.com/PYPL2021. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card (if you requested printed materials), or on the instructions that accompanied your proxy materials. Stockholders who wish to submit a question to PayPal prior to the Annual Meeting may do so at www.proxyvote.com before 8:59 p.m. Pacific Time on May 25, 2021. Stockholders will need the 16-digit control number to submit a question.

The online meeting will begin promptly at 8:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Pacific Time, and you should allow sufficient time for the check-in procedures.

23.	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians to assist you if you experience technical difficulties accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call 844-986-0822 (US) or 303-562-9302 (international).

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24.	Why are you holding a virtual meeting instead of a physical meeting?

We have conducted an exclusively virtual Annual Meeting each year since becoming a public company in 2015 and have adopted a series of safeguards which we believe provide all stockholders the same rights and opportunities to participate as they would at an in-person meeting. We have found that the virtual meeting format enables greater stockholder attendance and participation globally, while saving the Company’s and investors’ time and money and reducing our environmental impact. Please visit www.virtualshareholdermeeting.com/PYPL2021, where you can attend this year’s Annual Meeting and submit questions before and during the meeting. For additional information regarding our virtual Annual Meeting, please see the section entitled “Important Information About PayPal’s Virtual Annual Meeting” on page 2 of this proxy statement.

25.	Can stockholders ask questions during the Annual Meeting?

Yes. We will answer stockholder questions submitted in advance of, and questions submitted live during, the Annual Meeting, time permitting. Stockholders may submit a question in advance of the meeting before 8:59 p.m. Pacific Time on May 25, 2021 at www.proxyvote.com after logging in with the 16-digit control number included on the Notice, on their proxy card (if they requested printed materials), or on the instructions that accompanied their proxy materials. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/PYPL2021. We will endeavor to answer as many questions submitted by stockholders that comply with the meeting rules of conduct as time permits. We will limit each stockholder to one question so we can answer questions from as many stockholders as possible. Questions should be succinct and cover only one topic. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together. In addition, questions may be edited for brevity and grammatical corrections. We do not intend to address any questions that are, among other things: irrelevant to the business of the Company or to the business of the Annual Meeting; related to material non-public information of the Company; related to personal matters or grievances; derogatory or otherwise in bad taste; repetitious statements already made by another stockholder; in furtherance of the stockholder’s personal or business interests; or out of order or not otherwise suitable for the conduct of the Annual Meeting, as determined by the Board Chair or Corporate Secretary. For additional information regarding our virtual Annual Meeting, please see the section entitled “Important Information About PayPal’s Virtual Annual Meeting” on page 2 of this proxy statement.

26.	What is the deadline to propose actions for consideration at the 2022 Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholder Proposals for the 2022 Annual Meeting

Stockholders may present proper proposals for consideration at future stockholder meetings. For a stockholder proposal (other than a director nomination) to be considered for inclusion in our proxy statement and for consideration at our 2022 Annual Meeting of Stockholders (“2022 Annual Meeting”), our Corporate Secretary must receive the written proposal at our principal executive offices no later than December 14, 2021. If we hold our 2022 Annual Meeting more than 25 days before or after the one-year anniversary date of the Annual Meeting, we will disclose the new deadline by which stockholder proposals must be received by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act. Proposals should be addressed to Corporate Secretary, PayPal Holdings, Inc., 2211 North First Street, San Jose, California 95131. Failure to deliver a proposal in accordance with this procedure may result in the proposal not being deemed timely received.

Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal, including the nomination of directors, before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy materials. Our Bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) brought before the meeting by the Company and specified in the notice of a meeting given by or at the direction of our Board, (2) brought before the meeting by or at the direction of our Board, or (3) otherwise properly brought before the meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our Bylaws. To be timely for our 2022 Annual Meeting, our Corporate Secretary must receive the written notice by overnight express courier or registered mail, return receipt requested, at our principal executive offices:

•	not earlier than the close of business on December 14, 2021; and

•	not later than the close of business on January 13, 2022.

If we hold our 2022 Annual Meeting more than 25 days before or after the one-year anniversary of the 2021 Annual Meeting, our Corporate Secretary must receive the written notice at our principal executive offices no later than the close of business on the 10th day following the day on which public disclosure of the date of such annual meeting was first made.

If a stockholder proponent (or its representative) does not appear virtually (for a virtual annual meeting) or in person (for a physical annual meeting) to present their proposal or nomination at such meeting, we are not required to present the proposal for a vote at such meeting.

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In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our Bylaws, which, in general, require that our Corporate Secretary receive the notice within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

We advise you to review our Bylaws, which contain these and other requirements with respect to advance notice of stockholder proposals and director nominations, including certain information that must be included concerning the stockholder and each proposal and nominee. Our Bylaws were filed with the SEC on January 18, 2019 as an exhibit to our Current Report on Form 8-K and are available at https://investor.pypl.com/financials/sec-filings/default.aspx. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for submitting stockholder proposals and nominating director candidates. We will not consider any proposal or nomination that is not timely or otherwise does not meet our Bylaws’ and SEC requirements for submitting a proposal or nomination. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

27.	Where can I find more information about the Company’s SEC filings, governance documents and communicating with the Company and the Board?

SEC Filings and Reports

Our SEC filings, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any amendments to those reports, are available free of charge on our Investor Relations website at https://investor.pypl.com/financials/sec-filings/default.aspx.

Corporate Governance Documents

Our Corporate Governance Guidelines, charters of our principal Board committees, our Code of Business Conduct and Ethics and other key corporate governance documents and materials are available on our Investor Relations website at https://investor.pypl.com/governance/governance-overview/default.aspx.

Communicating with Management and Investor Relations

Stockholders may contact management or Investor Relations through our Investor Relations department by writing to Investor Relations at our principal executive offices at PayPal Holdings, Inc., 2211 North First Street, San Jose, California 95131 or by email at investorrelations@paypal.com.

Communicating with the Board

Our Board has adopted a process by which stockholders or other interested persons may communicate with the Board or any of its members. Stockholders and other interested parties may send communications in writing to any or all directors (including the Board Chair, Board committees or the independent directors as a group) in care of our Corporate Secretary, PayPal Holdings, Inc., 2211 North First Street, San Jose, California 95131. All mail received may be opened and screened for security purposes. Certain items that are unrelated to the duties and responsibilities of the Board will not forwarded. Such items include, but are not limited to: spam; junk mail and mass mailings; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is trivial, obscene, unduly hostile, threatening, illegal or similarly unsuitable items will not be forwarded.

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Other Matters

The Board is not aware of any other matters that will be presented for consideration at the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy intend to vote on those matters in accordance with their best judgment.

By Order of the Board of Directors

Brian Y. Yamasaki
Corporate Secretary
Dated: April 13, 2021

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APPENDIX A:

Reconciliation of Non-GAAP Financial Measures

This proxy statement contains certain non-GAAP measures of financial performance. These non-GAAP measures include Non-GAAP Operating Margin and Free Cash Flow.

These non-GAAP measures are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP. These measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures.

Reconciliation to the most directly comparable GAAP measure of all non-GAAP measures included in the proxy statement can be found in the tables below.

In addition to the non-GAAP measures discussed above, the company also analyzes certain measures, including revenues on an FX-neutral basis to better measure the comparability of operating results between periods. The company believes that changes in foreign currency exchange rates are not indicative of the company’s operations, and that evaluating growth in revenues on an FX-neutral basis provides an additional meaningful and comparable assessment of this measure to both management and investors. FX-neutral results are calculated by translating the current period’s local currency results with the prior period’s exchange rate. FX-neutral growth rates are calculated by comparing the current period’s FX-neutral results by the prior period’s results, excluding the impact from hedging activities.

Reconciliation of GAAP Operating Income to Non-GAAP Operating Income and GAAP Operating Margin to Non-GAAP Operating Margin

	Year Ended December 31,
(In millions, except percentages) (unaudited)	2020	2019	2018	2017
GAAP net revenues	$21,454	$17,772	$15,451	$13,094
GAAP operating income	3,289	2,719	$2,194	$2,127
Stock-based compensation expense and related employer payroll taxes	1,472	1,104	920	761
Amortization of acquired intangible assets(1)	450	211	146	129
Restructuring	109	78	25	40
Other(2)	48	16	40	(302)
Acquisition related transaction expense	20	3	24	—
Total non-GAAP operating income adjustments	2,099	1,412	1,155	628
NON-GAAP OPERATING INCOME	$5,388	$4,131	$3,349	$2,755
GAAP operating margin	15%	15%	14%	16%
Non-GAAP operating margin	25%	23%	22%	21%

(1)	Includes a $30 million impairment related to a portion of acquired TIO customer-related intangible assets in 2017.
(2)	The year ended for the periods presented, as applicable, include the following:

•	December 31, 2020 includes $30 million of asset impairment charges for right-of-use lease assets and related leasehold improvements in conjunction with exiting certain leased properties, $22 million of expenses related to pre-acquisition contingencies of an acquired company identified outside of the measurement period, and an adjustment of $4 million to an award for a legal proceeding based on the final settlement.

•	December 31, 2019 includes a $23 million award for a legal proceeding and a $7 million of gain related to the sale of our U.S. consumer credit receivables portfolio executed during the year ended December 31, 2018.

•	December 31, 2018 includes net loss related to the sale of our U.S. consumer credit receivables portfolio.

•	December 31, 2017 includes elimination of allowance on loans receivable ($283 million), allowance on interest receivable ($39 million) due to the designation of the U.S. consumer credit portfolio as held for sale, certain fees associated with the sale of the portfolio ($5 million), and impairment of an investment in an intellectual property fund ($15 million).

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Reconciliation of Operating Cash Flow to Free Cash Flow and Adjusted Free Cash Flow

	Year Ended December 31,

(In millions/unaudited)	2020	2019	(1)	2018	(1)	2017
Net cash provided by operating activities	$5,854	$4,071		$5,480		$2,531
Less: Purchases of property and equipment	(866)	(704)		(823)		(667)
Free cash flow(2)	$4,988	$3,367		$4,657		$1,864

(1)	Net cash provided by operating activities for 2018 and 2019 reflects the impact of reclassification as described in our Form 8-K filed with the SEC on February 3, 2021.
(2)	Free cash flow for 2017 and 2018 reflects the impact of held for sale accounting treatment in connection with the sale of the Company’s U.S. consumer credit receivables portfolio, which reduced free cash flow for 2017 by approximately $1.3 billion and increased free cash flow for 2018 by approximately $1.4 billion. Normalizing for this impact, free cash flow for 2017 and 2018 would have been approximately $3.2 billion and $3.3 billion, respectively.

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PAYPAL HOLDINGS, INC.
2211 NORTH FIRST STREET
SAN JOSE, CA 95131

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PYPL2021**

The Meeting will be a virtual meeting of stockholders, which will be conducted exclusively via live webcast. You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or Meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D46464-P51569

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PAYPAL HOLDINGS, INC.

The Board of Directors recommends that you vote "FOR" each of the director nominees below:

Nominees:	For	Against	Abstain
1a. Rodney C. Adkins	☐	☐	☐
1b. Jonathan Christodoro	☐	☐	☐
1c. John J. Donahoe	☐	☐	☐
1d. David W. Dorman	☐	☐	☐
1e. Belinda J. Johnson	☐	☐	☐
1f. Gail J. McGovern	☐	☐	☐
1g. Deborah M. Messemer	☐	☐	☐
1h. David M. Moffett	☐	☐	☐
1i. Ann M. Sarnoff	☐	☐	☐
1j. Daniel H. Schulman	☐	☐	☐
1k. Frank D. Yeary	☐	☐	☐

The Board of Directors recommends a vote "FOR" proposals 2 and 3 below:	For	Against	Abstain
Proposal 2 – Advisory vote to approve named executive officer compensation.	☐	☐	☐
Proposal 3 – Ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor for 2021.	☐	☐	☐
The Board of Directors recommends that you vote "AGAINST" proposals 4 and 5 below:	**For**	**Against**	**Abstain**
Proposal 4 – Stockholder Proposal – Stockholder Right to Act by Written Consent.	☐	☐	☐
Proposal 5 – Stockholder Proposal – Assessing Inclusion in the Workplace.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. If this proxy is signed and returned, it will be voted in accordance with your instructions.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D46465-P51569

This proxy is solicited by the Board of Directors

The undersigned hereby appoints DANIEL H. SCHULMAN, JOHN D. RAINEY, LOUISE PENTLAND and BRIAN Y. YAMASAKI, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of stock of PayPal Holdings, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of PayPal Holdings, Inc., a Delaware corporation, to be held on Wednesday, May 26, 2021, at 8:00 a.m., Pacific Time, at www.virtualshareholdermeeting.com/PYPL2021, for the purposes listed on the reverse side and at any and all continuation(s) and adjournment(s) of that meeting, with all powers that the undersigned would possess if personally present, upon and in respect to the instructions indicated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED, OR IF NO CHOICE IS SPECIFIED: FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IDENTIFIED IN THE PROXY STATEMENT, FOR PROPOSALS 2 AND 3, AND AGAINST PROPOSALS 4 AND 5, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY CONTINUATION(S) AND ADJOURNMENT(S) THEREOF.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Continued and to be signed on reverse side